UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04802

Name of Fund:	BlackRock Municipal Series Trust
BlackRock Strategic Municipal Opportunities Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Series Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2023

Date of reporting period: 05/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MAY 31, 2023

2023 Annual Report

BlackRock California Municipal Series Trust

•  BlackRock California Municipal Opportunities Fund

BlackRock Multi-State Municipal Series Trust

•  BlackRock New Jersey Municipal Bond Fund

•  BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.

•  BlackRock Impact Municipal Fund

BlackRock Municipal Series Trust

•  BlackRock Strategic Municipal Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended May 31, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced, while emerging market stocks declined substantially, pressured by higher interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the Fed is likely to keep rates high for an extended period to get inflation under control. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt. Resolution of the debt ceiling standoff late in the period eliminated one source of uncertainty, but the relatively modest spending cuts won’t move the needle on the government’s substantial debt burden.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. While we are neutral on credit overall amid tightening credit and financial conditions, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	3.33%	2.92%

U.S. small cap equities (Russell 2000® Index)	(6.53)	(4.68)

International equities (MSCI Europe, Australasia, Far East Index)	6.89	3.06

Emerging market equities (MSCI Emerging Markets Index)	(0.37)	(8.49)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.16	3.16

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.78	(3.65)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.00	(2.14)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.94	0.49

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.01	0.05

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2023	BlackRock California Municipal Opportunities Fund

Investment Objective

BlackRock California Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal and California income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, all of the Fund’s share classes underperformed its primary benchmark, the Bloomberg Municipal Bond Index, and its secondary benchmark, a customized weighted index comprised of 85% Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged USD/10% California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index California Taxable Bonds Total Return Index Value (the “California Customized Reference Benchmark”). The following discussion of relative performance pertains to the California Customized Reference Benchmark.

What factors influenced performance?

Positions in high yield bonds, which lagged investment-grade issues, detracted from performance. Yield spreads remained wide at a time of low inflows into the category. Most notably, the workforce housing sector—which is a large portion of the Fund’s high yield position—underperformed. Puerto Rico Electric Power Authority also experienced weakness amid continued uncertainty about the territory’s financial picture.

On the positive side, the Fund benefited from its holdings in longer-duration, longer-maturity bonds. (Duration is a measure of interest rate sensitivity). Positions in taxable municipals and corporate debt contributed as well. The utilities sector also performed well, as prices for essential service revenue bonds improved. The Fund’s above-average cash position, which stood in a range of approximately 10% to 13%, was an additional contributor. Yields on cash rose to attractive levels as the Fed boosted the fed funds rate, providing meaningful returns with no duration exposure.

The Fund used U.S. Treasury futures to manage interest rate risk. This aspect of its strategy marginally contributed to performance.

Describe recent portfolio activity.

The Fund continued to seek a balance of competitive total return and tax-free income using an active strategy designed to capitalize on credit, yield curve and interest rate trends.

The investment adviser used rallies to trim the Fund’s allocation to longer-maturity, longer-duration bonds as prices improved. In addition, the investment adviser sold some positions in high yield bonds to take advantage of tighter yield spreads and reduced leverage as rising short-term borrowing costs began to limit the effectiveness of this strategy.

On the other hand, the investment adviser raised the portfolio’s cash weighting from 2.5% at the beginning of the period to 12.5% at the end of May 2023. The investment adviser also sought to add positions in bonds with higher book yields in an effort to boost the Fund’s income.

Describe portfolio positioning at period end.

The Fund’s duration was 5.6 years, 1.1 years below the index and down from 9.0 on May 31, 2021. The underweight to duration was largely achieved through sales of longer-dated securities, the increase in cash, and the use of interest-rate risk management strategies.

The Fund maintained a high-quality bias, with an average credit rating of AA. The Fund also held 12.2% of its assets in high yield bonds. At the close of the period, 11.2% of the portfolio was subject to the alternative minimum tax and 5% was invested in taxable securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock California Municipal Opportunities Fund

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. The Fund’s returns prior to January 26, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock California Municipal Bond Fund.

(c)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance

			Average Annual Total Returns(a)(b)

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	2.98%	2.91%	0.23%	N/A	1.04%	N/A	2.46%	N/A
Investor A	2.62	2.56	(0.02)	(4.26)%	0.79	(0.08)%	2.22	1.78%
Investor A1	2.77	2.72	0.14	N/A	0.95	N/A	2.37	N/A
Investor C	1.98	1.92	(0.77)	(1.74)	0.03	0.03	1.61	1.61
Class K	3.03	2.98	0.28	N/A	1.09	N/A	2.48	N/A

California Customized Reference Benchmark(c)	—	—	0.41	N/A	1.49	N/A	N/A	N/A

Bloomberg Municipal Bond Index	—	—	0.49	N/A	1.65	N/A	2.28	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. The Fund’s returns prior to January 26, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock California Municipal Bond Fund.

(c)

A customized weighted index comprised of 85% Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged USD/10% California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index California Taxable Bonds Total Return Index Value (the “California Customized Reference Benchmark”). The California Customized Reference Benchmark commenced on September 30, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual						Hypothetical 5% Return

			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees

Institutional	$1,000.00	$1,016.30	$3.02		$2.21		$1,000.00	$1,021.94	$3.02		$1,022.74	$2.22		0.60%	0.44%
Investor A	1,000.00	1,015.10	4.22		3.42		1,000.00	1,020.74	4.23		1,021.54	3.43		0.84	0.68
Investor A1	1,000.00	1,015.80	3.47		2.66		1,000.00	1,021.49	3.48		1,022.29	2.67		0.69	0.53
Investor C	1,000.00	1,011.20	7.97		7.22		1,000.00	1,017.00	8.00		1,017.75	7.24		1.59	1.44

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2023 (continued)	BlackRock California Municipal Opportunities Fund

Expense Example (continued)

	Actual						Hypothetical 5% Return

			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Class K	$1,000.00	$1,015.60	$2.76		$1.96		$1,000.00	$1,022.19	$2.77		$1,022.99	$1.97		0.55%	0.39%

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

Utilities	34.8%
County/City/Special District/School District	19.4
State	13.0
Transportation	12.4
Education	8.0
Health	4.3
Corporate	3.2
Housing	2.9
Tobacco	2.0

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	5.0%
2024	0.3
2025	0.7
2026	10.4
2027	15.3

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	15.1%
AA/Aa	59.0
A	11.2
BBB/Baa	1.0
BB/Ba	0.1
CCC/Caa	0.1
N/R(e)	13.5

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of May 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023	BlackRock New Jersey Municipal Bond Fund

Investment Objective

BlackRock New Jersey Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, all of the Fund’s share classes underperformed its primary benchmark, the Bloomberg Municipal Bond Index with the exception of its Class K shares which outperformed and its Investor A1 and Institutional shares which performed in line. For the same period, all of the Fund’s share classes underperformed its secondary benchmark, a customized weighted index comprised of 90% Bloomberg Municipal Bond: New Jersey Exempt Total Return Index Unhedged USD/10% New Jersey Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (the “New Jersey Customized Reference Benchmark”). The following discussion of relative performance pertains to the New Jersey Customized Reference Benchmark.

What factors influenced performance?

Holdings in corporate-backed municipal bonds were the largest detractors from relative performance on a sector basis, led by low-coupon, high-duration positions. (Duration is a measure of interest rate sensitivity.) An overweight in healthcare detracted, as well. The Fund was also hurt by the investment adviser’s decision to sell long-duration bonds in the transportation sector at an inopportune time, locking in losses.

The Fund’s overweight to duration and holdings in longer-term bonds were further detractors of note.

The Fund used U.S. Treasury futures to manage interest rate risk, which contributed to performance at a time of rising rates. Cash and pre-refunded bonds also contributed to performance in the challenging environment. On a sector basis, the Fund benefited from an overweight in education. Well-timed, opportunistic purchases in the intermediate part of the yield curve were also additive to relative performance.

Describe recent portfolio activity.

The investment adviser’s activity was focused on reducing the portfolio’s duration. It achieved this by selling long-term issues, eliminating leverage, selling bonds with lower coupons and raising cash levels. In addition, it sought to harvest tax losses and swap into higher-yielding securities. While these steps led to a meaningful reduction in duration, the Fund was nonetheless slightly overweight to duration at the close of the period. The Fund also continued to have an overweight in long-term bonds.

Describe portfolio positioning at period end.

The investment adviser maintained an elevated cash position to help preserve capital in a time of heightened volatility and poor market performance. In addition, these positions started to provide a more attractive source of income following the Fed’s aggressive interest rate increases.

The Fund was overweight in longer-term debt. With respect to sectors, it was overweight in local general obligation, healthcare, higher education, school districts and corporate-backed bonds. It was underweight in state general obligations, transportation and tobacco. In terms of credit quality, the portfolio was barbelled with overweights in AAA, AA and high yield bonds and underweights in those rated A and BBB.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)	The Fund invests primarily in a portfolio of long-term investment grade New Jersey municipal bonds.
(c)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

F U N D S U M M A R Y	7

Fund Summary as of May 31, 2023 (continued)	BlackRock New Jersey Municipal Bond Fund

Performance

			Average Annual Total Returns(a)(b)

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.11%	2.90%	0.53%	N/A	1.53%	N/A	2.47%	N/A
Service	2.86	2.64	0.28	N/A	1.28	N/A	2.26	N/A
Investor A	2.75	2.59	0.28	(3.98)%	1.28	0.41%	2.26	1.82%
Investor A1	2.89	2.73	0.44	N/A	1.46	N/A	2.42	N/A
Investor C	2.11	1.94	(0.47)	(1.44)	0.52	0.52	1.66	1.66
Class K	3.16	3.00	0.58	N/A	1.60	N/A	2.50	N/A

New Jersey Customized Reference Benchmark(c)	—	—	1.70	N/A	2.63	N/A	N/A	N/A

Bloomberg Municipal Bond Index	—	—	0.49	N/A	1.65	N/A	2.28	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	Under normal circumstances, the Fund will invest at least 80% of its assets in New Jersey municipal bonds.
(c)

A customized weighted index comprised of 90% Bloomberg Municipal Bond: New Jersey Exempt Total Return Index Unhedged USD/10% New Jersey Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (the “New Jersey Customized Reference Benchmark”). The New Jersey Customized Reference Benchmark commenced on September 30, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual						Hypothetical 5% Return

			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees

Institutional	$1,000.00	$1,027.90	$2.63		$2.63		$1,000.00	$1,022.34	$2.62		$1,022.34	$2.62		0.52%	0.52%
Service	1,000.00	1,026.60	3.89		3.89		1,000.00	1,021.09	3.88		1,021.09	3.88		0.77	0.77
Investor A	1,000.00	1,026.60	3.84		3.84		1,000.00	1,021.14	3.83		1,021.14	3.83		0.76	0.76
Investor A1	1,000.00	1,027.40	3.13		3.13		1,000.00	1,021.84	3.13		1,021.84	3.13		0.62	0.62
Investor C	1,000.00	1,022.80	7.67		7.67		1,000.00	1,017.35	7.64		1,017.35	7.64		1.52	1.52
Class K	1,000.00	1,028.10	2.38		2.38		1,000.00	1,022.59	2.37		1,022.59	2.37		0.47	0.47

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock New Jersey Municipal Bond Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

Transportation	27.0%
State	17.9
Education	15.1
County/City/Special District/School District	14.9
Health	12.3
Corporate	8.1
Housing	3.2
Tobacco	1.4
Utilities	0.1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	9.0%
2024	18.9
2025	3.4
2026	9.0
2027	13.1

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	0.4%
AA/Aa	42.4
A	44.3
BBB/Baa	6.0
BB/Ba	0.6
B	0.1
N/R(e)	6.2

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of May 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.5% of the Fund’s total investments.

F U N D S U M M A R Y	9

Fund Summary as of May 31, 2023	BlackRock Pennsylvania Municipal Bond Fund

Investment Objective

BlackRock Pennsylvania Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and Pennsylvania personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, all of the Fund’s share classes underperformed its primary benchmark, the Bloomberg Municipal Bond Index, and the secondary benchmark, a customized weighted index comprised of 90% Bloomberg Pennsylvania Total Return Index Unhedged USD/10% Pennsylvania Bloomberg Municipal Bond High Yield (non-Investment Grade) Total Return Index (the “Pennsylvania Customized Reference Benchmark”). The following discussion of relative performance pertains to the Pennsylvania Customized Reference Benchmark.

What factors influenced performance?

On a sector basis, overweight positions in education and school district issues detracted from relative performance. Utilities and housing also detracted, but to a lesser extent. The Fund’s overweight to duration (interest rate sensitivity) and holdings in longer-term bonds were further detractors of note.

The Fund used U.S. Treasury futures to manage interest rate risk, which contributed to performance in the rising-rate environment. An underweight in healthcare—together with a higher-quality bias in the sector—also contributed. Holdings in floating-rate notes, which experienced lower volatility and better price performance than fixed-rate issues, further contributed. The Fund’s cash position was an additional contributor at a time of broader-market weakness.

Describe recent portfolio activity.

The investment adviser’s activity was focused on reducing the portfolio’s duration. It achieved this by selling long-term issues, eliminating leverage, selling bonds with lower coupons and raising cash levels. In addition, it sought to harvest tax losses and swap into higher-yielding securities. While these steps led to a meaningful reduction in duration, the Fund was nonetheless slightly overweight to duration at the close of the period. The Fund also continued to have an overweight in long-term bonds.

At the sector level, the Fund’s weightings in pre-refunded bonds, floating-rate notes and cash increased, while its holdings in hospitals, airports and lease-backed securities declined.

Describe portfolio positioning at period end.

The investment adviser maintained an elevated cash position to help preserve capital in a time of heightened volatility and poor market performance. In addition, these positions started to provide a more attractive source of income following the Fed’s aggressive interest rate increases.

The Fund was overweight in longer-term debt. On a sector basis, it was overweight in higher education, school districts, and corporate backed bonds. It was underweight in state general obligations, hospitals, and toll roads. In terms of credit quality, the portfolio was barbelled with overweights in AAA, AA and high yield bonds and underweights in those rated A and BBB.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)	The Fund invests primarily in a portfolio of long-term investment grade Pennsylvania municipal bonds.
(c)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Pennsylvania Municipal Bond Fund

Performance

			Average Annual Total Returns(a)(b)

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.29%	3.05%	(1.82)%	N/A	0.68%	N/A	1.92%	N/A
Service	3.04	2.88	(2.05)	N/A	0.44	N/A	1.70	N/A
Investor A	2.92	2.79	(2.05)	(6.21)%	0.44	(0.43)%	1.69	1.25%
Investor A1	3.05	2.89	(1.91)	N/A	0.59	N/A	1.85	N/A
Investor C	2.28	2.12	(2.79)	(3.74)	(0.31)	(0.31)	1.07	1.07
Class K	3.33	3.18	(1.77)	N/A	0.73	N/A	1.94	N/A

Pennsylvania Customized Reference Benchmark(c)	—	—	(0.49)	N/A	1.77	N/A	N/A	N/A

Bloomberg Municipal Bond Index	—	—	0.49	N/A	1.65	N/A	2.28	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	Under normal circumstances, the Fund will invest at least 80% of its assets in Pennsylvania municipal bonds.
(c)

A customized weighted index comprised of 90% Bloomberg Pennsylvania Total Return Index Unhedged USD/10% Pennsylvania Bloomberg Municipal Bond: High Yield (non- Investment Grade) Total Return Index (the “Pennsylvania Customized Reference Benchmark”) .The Pennsylvania Customized Reference Benchmark commenced on September 30, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual						Hypothetical 5% Return

			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$1,016.20	$2.71		$2.71		$1,000.00	$1,022.24	$2.72		$1,022.24	$2.72		0.54%	0.54%
Service	1,000.00	1,015.00	3.97		3.92		1,000.00	1,020.99	3.98		1,021.04	3.93		0.79	0.78
Investor A	1,000.00	1,015.00	3.92		3.92		1,000.00	1,021.04	3.93		1,021.04	3.93		0.78	0.78
Investor A1	1,000.00	1,016.80	3.22		3.22		1,000.00	1,021.74	3.23		1,021.74	3.23		0.64	0.64
Investor C	1,000.00	1,011.20	7.72		7.72		1,000.00	1,017.25	7.75		1,017.25	7.75		1.54	1.54
Class K	1,000.00	1,016.50	2.46		2.46		1,000.00	1,022.49	2.47		1,022.49	2.47		0.49	0.49

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of May 31, 2023 (continued)	BlackRock Pennsylvania Municipal Bond Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

County/City/Special District/School District	20.4%
Health	19.5
Education	18.0
State	12.0
Transportation	10.4
Utilities	7.8
Corporate	7.0
Housing	4.9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	12.7%
2024	2.0
2025	9.2
2026	7.9
2027	13.2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AA/Aa	43.4%
A	31.0
BBB/Baa	6.2
BB/Ba	1.8
B	1.1
N/R(e)	16.5

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of May 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023	BlackRock Impact Municipal Fund

Investment Objective

BlackRock Impact Municipal Fund’s (the “Fund”) investment objective is to seek to maximize income exempt from Federal income taxes while investing in municipal bonds the proceeds of which Fund management views as generating positive social and environmental impacts.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, the Fund outperformed its primary benchmark, a customized weighted index comprised of 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Bond Index (the “Customized Reference Benchmark”) and one of its secondary benchmarks, the Bloomberg Municipal High Yield Bond Index. For the same period, the Fund underperformed its other secondary benchmark, the Bloomberg Municipal Bond Index. The following discussion of relative performance pertains to the Customized Reference Benchmark.

What factors influenced performance?

The Fund used U.S. Treasury futures to help manage interest rate risk, which contributed to performance in the rising-rate environment. An underweight in the 15- to 18-year portion of the yield curve also contributed, as did an overweight in the 20- to 25-year range. The Fund’s large underweight in high-yield bonds, which lagged the investment-grade market, further helped results. Positive security selection in the education and healthcare sectors added value, as well.

On the other hand, an overweight in long-maturity bonds and an underweight in one- to 10-year securities detracted. The Fund’s underweight in AAA rated issues and overweights in AA and A rated bonds also detracted.

Describe recent portfolio activity.

As municipal yields rose, the investment adviser shifted the portfolio’s holdings toward higher-coupon issues (5% and above) and away from those with lower coupons (largely 4%).

Describe portfolio positioning at period end.

The Fund’s cash position was slightly elevated at the end of May 2023, which reflected the investment adviser’s effort to shorten duration (reduce interest rate sensitivity). The above-average cash balance did not have a material impact on Fund performance given the rising yields on short-term debt.

The Fund remained overweight in investment-grade issues and underweight in high yield at the close of the period. It was overweight in bonds with maturities of 18 years and longer, and it was overweight duration versus the benchmark. In terms of sector positioning, the Fund was overweight in housing and education and underweight in transportation and state tax-backed issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on March 14, 2022.

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)	Under normal circumstances, the Fund invests 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds and derivatives with similar economic characteristics.
(c)	A customized weighted index comprised of 65% Bloomberg Municipal Bond Index/35% Bloomberg Municipal High Yield Bond Index (the “Customized Reference Benchmark”).
(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

F U N D S U M M A R Y	13

Fund Summary as of May 31, 2023 (continued)	BlackRock Impact Municipal Fund

Performance

			Average Annual Total Returns(a)(b)

			1 Year		Since Inception(c)

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.47%	2.14%	0.27%	N/A	(1.11)%	N/A
Investor A	3.08	1.48	0.03	(4.22)%	(1.35)	(4.82)%
Class K	3.52	2.17	0.31	N/A	(1.07)	N/A

Customized Reference Benchmark	—	—	(0.43)	N/A	(2.99)	N/A
Bloomberg Municipal Bond Index	—	—	0.49	N/A	(1.87)	N/A
Bloomberg Municipal High Yield Bond Index(d)	—	—	(2.17)	N/A	(5.08)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)	Under normal circumstances, the Fund invests 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds and derivatives with similar economic characteristics.
(c)	The Fund commenced operations on March 14, 2022.
(d)	An index designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,026.30	$2.93		$1,000.00	$1,022.04	$ 2.92		0.58%

Investor A	1,000.00	1,025.20	4.09		1,000.00	1,020.89	4.08		0.81
Class K	1,000.00	1,026.60	2.68		1,000.00	1,022.29	2.67		0.53

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Impact Municipal Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

Education	18.4%
County/City/Special District/School District	17.1
Utilities	14.4
Housing	13.5
Health	13.3
State	11.0
Corporate	6.4
Transportation	5.9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	—%
2024	—
2025	—
2026	0.2
2027	6.0

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	10.0%
AA/Aa	49.3
A	19.2
BBB/Baa	10.4
BB/Ba	3.4
B	0.4
N/R	7.3

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

F U N D S U M M A R Y	15

Fund Summary as of May 31, 2023	BlackRock Strategic Municipal Opportunities Fund

Investment Objective

BlackRock Strategic Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with a high level of income exempt from Federal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, the Fund underperformed its primary benchmark, the Bloomberg Municipal Bond Index, as well as its secondary benchmark, a customized weighted index comprised of 72% Bloomberg Municipal Bond Index Total Return Index Value Unhedged/23% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index Taxable Bonds Total Return Index Value (the “Customized Reference Benchmark”). The following discussion of relative performance pertains to the Customized Reference Benchmark.

What factors influenced performance?

The Fund’s positions in bonds with low coupons and longer duration (higher interest rate sensitivity) underperformed in the rising-rate environment. At the sector level, overweights in utilities (specifically in Puerto Rico) and housing were the largest detractors. An overweight in bonds with maturities of 12 years and above detracted, as well. From a credit perspective, holdings in AA rated and high yield bonds hurt performance, largely driven by the positions in Puerto Rico and the housing sector. The use of leverage, which magnified the impact of falling prices, further detracted. The investment adviser reduced the leverage position over the course of the period.

The Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to performance, as did its short duration relative to its benchmark. Security selection in healthcare contributed, as well.

As of May 31, 2023, the Fund held 7.5% of net assets in cash and equivalents, up from 2.4% at the beginning of the period. The investment adviser took the opportunity to sell into strength at the end of 2022 and 2023, elevating the cash allocation and positioning the portfolio more defensively. The cash position contributed to performance at a time of rising rates due to its attractive yield and low duration.

Describe recent portfolio activity.

The investment adviser focused on selling housing bonds in order to raise the cash position. It also sought to reduce duration and decrease the Fund’s holdings in bonds with maturities of 20 years and longer.

The investment adviser decreased the Fund’s allocation to lower-quality investment-grade securities and non-rated issues. This led to a reduction in the Fund’s weighting in Puerto Rico from 11.4% at the beginning of the period to 8.6% at the end of May 2023.

Describe portfolio positioning at period end.

The Fund’s duration was 6.1 years, which was 0.8 years below that of the benchmark. The Fund maintained a short position in U.S. Treasury futures in an effort to mute volatility if rates resume their rise. The Fund’s largest overweight was to cash, followed by utilities and housing bonds. Its largest underweights included the tax-backed sectors, education, and pre-refunded bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances the Fund invests at least 80% of its assets in municipal bonds. The Fund’s returns prior to January 27, 2014 are the returns of the Fund when it followed different investment strategies under the name BlackRock Intermediate Municipal Fund.

(c)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Strategic Municipal Opportunities Fund

Performance

			Average Annual Total Returns(a)(b)

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.07%	3.02%	(1.74)%	N/A	0.37%	N/A	2.14%	N/A
Investor A	2.75	2.69	(1.95)	(6.11)%	0.15	(0.72)%	1.90	1.46%
Investor A1	2.98	2.93	(1.81)	N/A	0.28	N/A	2.05	N/A
Investor C	2.09	2.04	(2.70)	(3.66)	(0.61)	(0.61)	1.29	1.29
Class K	3.06	3.01	(1.66)	N/A	0.44	N/A	2.18	N/A

Customized Reference Benchmark(c)	—	—	(0.15)	N/A	1.87	N/A	N/A	N/A
Bloomberg Municipal Bond Index	—	—	0.49	N/A	1.65	N/A	2.28	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances the Fund invests at least 80% of its assets in municipal bonds. The Fund’s returns prior to January 27, 2014 are the returns of the Fund when it followed different investment strategies under the name BlackRock Intermediate Municipal Fund.

(c)

A customized weighted index comprised of 72% Bloomberg Municipal Bond Index Total Return Index Value Unhedged/23% Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index Taxable Bonds Total Return Index Value (the “Customized Reference Benchmark”). The Customized Reference Benchmark commenced on September 30, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual						Hypothetical 5% Return
			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio

	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees

Institutional	$ 1,000.00	$ 1,019.40	$ 3.78		$ 3.07		$ 1,000.00	$ 1,021.19	$ 3.78		$ 1,021.89	$ 3.07		0.75%	0.61%
Investor A	1,000.00	1,018.30	4.83		4.13		1,000.00	1,020.14	4.84		1,020.84	4.13		0.96	0.82
Investor A1	1,000.00	1,018.10	4.13		3.42		1,000.00	1,020.84	4.13		1,021.54	3.43		0.82	0.68
Investor C	1,000.00	1,014.40	8.69		7.99		1,000.00	1,016.31	8.70		1,017.00	7.99		1.73	1.59
Class K	1,000.00	1,019.80	3.37		2.67		1,000.00	1,021.59	3.38		1,022.29	2.67		0.67	0.53

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	17

Fund Summary as of May 31, 2023 (continued)	BlackRock Strategic Municipal Opportunities Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

Utilities	20.3%
Transportation	17.5
County/City/Special District/School District	17.0
State	12.0
Health	10.7
Housing	8.6
Education	6.2
Corporate	5.4
Tobacco	1.0
Other*	1.3

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	6.7%
2024	4.2
2025	2.5
2026	5.9
2027	11.8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	15.0%
AA/Aa	43.0
A	14.4
BBB/Baa	5.8
BB/Ba	2.9
B	0.2
CCC/Caa	0.2
N/R(e)	18.5

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of May 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. For each Fund, except BlackRock Impact Municipal Fund, Class K Shares performance shown prior to the Class K January 25, 2018 inception date is that of Institutional Shares. The performance of the Funds’ Class K Shares, except BlackRock Impact Municipal Fund, would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor A1 Shares (available only in BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund and BlackRock Strategic Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.10% per year (but no distribution fee). Investor A1 Shares for BlackRock Strategic Municipal Opportunities Fund incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee) for BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund. The initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Funds. Investor A1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain eligible employer-sponsored retirement plans and, for BlackRock California Municipal Opportunities Fund only, fee based programs previously approved by the Fund. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders and, for BlackRock California Municipal Opportunities Fund only, fee based programs previously approved by the Fund.

Investor C Shares (available only in BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund and BlackRock Strategic Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

A B O U T F U N D P E R F O R M A N C E	19

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Each Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, each Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide each Fund with economic benefits in periods of declining short-term interest rates but expose each Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect each Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund was not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	21

Schedule of Investments May 31, 2023	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Education — 0.0%
Chapman University, 3.00%, 04/01/51	$2,100	$1,477,761

Total Corporate Bonds — 0.0% (Cost: $2,100,000)		1,477,761

Municipal Bonds

California — 76.0%

Corporate(a) — 2.9%
California Community Choice Financing Authority, RB
5.00%, 07/01/53	25,660	26,905,896
5.00%, 12/01/53	15,905	16,564,326
Series B-1, 4.00%, 02/01/52	25,015	24,785,187
Series C, 5.25%, 01/01/54	5,000	5,166,910

		73,422,319

County/City/Special District/School District — 17.5%
Chaffey Joint Union High School District, GO, 5.25%, 08/01/52	5,000	5,554,340
City & County of San Francisco California Community Facilities District No. 2014-1, ST
Series B, 3.78%, 09/01/30	1,110	1,010,217
Series B, 3.92%, 09/01/31	3,410	3,089,804
Series B, 3.97%, 09/01/32	1,880	1,691,727
Series B, 4.02%, 09/01/33	2,070	1,850,443
City & County of San Francisco California, GO
4.00%, 06/15/45	1,300	1,285,804
Class C1, 4.00%, 06/15/45	5,010	5,031,047
Class E1, 4.00%, 06/15/41	3,185	3,229,135
Series 2020, 4.00%, 06/15/45	2,000	2,008,402
Series 2020, Class D-1, 4.00%, 06/15/46	2,500	2,505,210
Series B-1, 4.00%, 06/15/39	2,010	2,053,927
Series B-1, 4.00%, 06/15/41	2,265	2,301,981
Series D-1, 4.00%, 06/15/41	1,625	1,625,450
Series D-1, 4.00%, 06/15/43	870	878,346
Series A, AMT, 4.00%, 06/15/36	5,155	5,200,792
City & County of San Francisco California, Refunding COP, Series A, 4.00%, 04/01/44	10,000	9,605,530
Coast Community College District, GO, Series B, Election 2002, (AGM), 0.00%, 08/01/30(b)	26,425	21,239,094
El Monte City School District, Refunding GO, Series C, (BAM), 5.00%, 08/01/52	5,000	5,354,625
Elk Grove Unified School District, GO, 4.00%, 08/01/44	10,000	9,928,820
Escondido Union School District, GO, Series B, Election 2014, 4.00%, 08/01/43	2,150	2,155,504
Fremont Union High School District, GO, 4.00%, 08/01/48(c)	15,000	14,777,880
Grossmont-Cuyamaca Community College District, GO, Series B, Election 2012, 5.00%, 08/01/44	29,715	31,765,424
Los Angeles Community College District, GO
Series K, Election 2008, 4.00%, 08/01/38	40	40,452
Series K, Election 2008, 4.00%, 08/01/39	10,000	10,082,860
Los Angeles Community College District, Refunding GO, 2.11%, 08/01/32	2,590	2,142,860
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Refunding RB
Series A, 5.00%, 07/01/37	19,235	20,926,718
Series A, 5.00%, 07/01/41	1,100	1,172,365

Security	Par (000)	Value

County/City/Special District/School District (continued)
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Refunding RB (continued)
Series A, 5.00%, 07/01/44	$25,935	$27,798,585
Los Angeles County Public Works Financing Authority, Refunding RB, Class A, 4.00%, 12/01/43	10,100	10,035,592
Los Angeles Unified School District, GO, Series RYQ, 4.00%, 07/01/44	14,745	14,639,588
Lucia Mar Unified School District, GO, Series D, 5.25%, 08/01/47	9,000	9,914,220
Mount San Antonio Community College District, Refunding GO, Series 2018-A, Election 2018, 4.00%, 08/01/49	9,000	8,797,473
North Orange County Community College District, GO, Series B, Election 2014, 4.00%, 08/01/44	3,575	3,588,943
Orange County Local Transportation Authority Sales Tax Revenue, RB
5.00%, 02/15/39	2,000	2,187,278
5.00%, 02/15/40	5,000	5,452,685
Peralta Community College District, GO, Series B, 5.25%, 08/01/42	3,000	3,448,566
San Carlos School District, GO, Election 2012, 4.00%, 10/01/41	1,500	1,507,544
San Diego Community College District, Refunding GO, 2.38%, 08/01/33	5,375	4,370,853
San Diego Unified School District, GO, Series L, 4.00%, 07/01/44	3,750	3,749,077
San Francisco City & County Redevelopment Agency Successor Agency, Refunding TA
Series D, 3.13%, 08/01/28	1,150	1,055,314
Series D, 3.25%, 08/01/29	1,000	907,129
Series D, 3.38%, 08/01/30	1,250	1,124,300
San Francisco City & County Redevelopment Financing Authority, TA, Series A, (BHAC-CR MBIA), 5.75%, 08/01/37	5,000	5,305,775
San Joaquin County Transportation Authority Measure K Sales Tax Revenue, Refunding RB, 5.00%, 03/01/41	17,955	18,804,918
San Jose Redevelopment Agency Successor Agency, Refunding TA, Series A-T, 3.25%, 08/01/29	8,730	8,018,426
San Jose Unified School District, GO
Series C, Election 2002, (NPFGC), 0.00%, 06/01/31(b)	25,000	19,705,375
Series F, Election 2012, 4.00%, 08/01/42	4,000	4,055,512
San Lorenzo Unified School District, GO, 4.00%, 08/01/40	1,115	1,124,772
San Luis Obispo County Financing Authority, Refunding RB, 5.50%, 11/15/47	5,165	5,791,659
San Mateo County Community College District, GO, Series B, Election 2014, 5.00%, 09/01/45	30,000	32,147,010
San Mateo Foster City Public Financing Authority, RB, 4.00%, 05/01/45	4,000	3,966,244
Santa Clara Unified School District, GO
4.00%, 07/01/41	12,475	12,904,739
Election 2014, 4.00%, 07/01/41	5,000	5,038,375
Santa Clarita Community College District, GO
Election 2016, 4.00%, 08/01/42	1,400	1,408,887
Election 2016, 5.25%, 08/01/48	4,000	4,448,204

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
Santa Cruz City Elementary School District, GO
Series C, 2.00%, 08/01/34	$1,770	$1,553,679
Series C, 2.00%, 08/01/36	695	569,822
Santa Cruz City High School District, GO
Series C, 2.00%, 08/01/35	450	382,968
Series C, 2.00%, 08/01/36	1,755	1,437,859
Series C, 2.00%, 08/01/37	2,870	2,268,434
Series C, 2.00%, 08/01/38	2,955	2,261,559
Series C, 2.13%, 08/01/39	3,070	2,340,614
Santa Monica Community College District, GO, Series B, 4.00%, 08/01/45	2,470	2,426,928
South Orange County Public Financing Authority, RB
5.00%, 06/01/43	1,790	1,941,167
5.00%, 06/01/47	13,300	14,268,958
Val Verde Unified School District, GO, (AGM), 5.00%, 08/01/51	4,000	4,313,484
West Valley-Mission Community College District, GO
Series B, 5.00%, 08/01/47	10,000	10,983,500
Series A, AMT, 4.00%, 08/01/44	8,000	8,020,424

		442,575,196

Education — 7.2%
California Educational Facilities Authority, RB, Series A, 3.56%, 04/01/31	2,000	1,781,404
California Infrastructure & Economic Development Bank, RB
5.00%, 01/01/24(d)(e)	275	274,106
4.13%, 01/01/35(d)	985	811,584
5.00%, 01/01/55(d)	2,205	1,635,713
0.00%, 01/01/60(b)	37,500	2,217,375
Class B, 0.00%, 01/01/61(b)(d)	17,830	924,985
California Infrastructure & Economic Development Bank, Refunding RB
Series A, 1.60%, 10/01/29	3,575	3,027,103
Series A, 1.84%, 10/01/31	1,100	898,385
California Municipal Finance Authority, RB
5.00%, 06/15/41(d)	925	859,652
6.00%, 07/01/44	500	500,446
5.00%, 06/15/51(d)	1,385	1,224,099
Series A, 5.50%, 08/01/34(d)	265	265,436
California Municipal Finance Authority, Refunding RB(d)
5.00%, 08/01/39	1,785	1,696,123
5.00%, 08/01/48	2,140	1,904,403
California Public Finance Authority, RB, Series B, 5.00%, 07/01/26(d)	265	260,745
California School Finance Authority, RB(d)
5.00%, 06/01/40	1,420	1,078,385
5.00%, 06/01/50	2,240	1,577,027
Series A, 5.00%, 06/01/33	525	531,095
Series A, 5.00%, 06/01/43	525	505,804
Series A, 5.00%, 06/01/49	7,105	6,333,923
Series A, 6.00%, 07/01/51	1,500	1,531,157
Series A, 5.00%, 06/01/55	1,000	925,640
Series A, 5.00%, 06/01/58	3,355	2,916,881
Series B, 6.00%, 06/01/31	735	657,267
Series A, AMT, 6.00%, 06/01/59	8,925	8,359,084
California State University, Refunding RB
Series A, 5.00%, 11/01/43	29,975	31,974,722
Series B, 1.85%, 11/01/31	6,750	5,451,293

Security	Par (000)	Value

Education (continued)
California State University, Refunding RB (continued)
Series B, 2.53%, 11/01/33	$2,580	$2,120,040
Series D, 1.69%, 11/01/29	5,000	4,217,210
California Statewide Communities Development Authority, Refunding RB(d)
Series A, 5.00%, 06/01/36	2,900	2,832,334
Series A, 5.00%, 06/01/46	4,100	3,750,750
Hastings Campus Housing Finance Authority, RB, Series A, 5.00%, 07/01/61(d)	7,640	5,945,593
University of California, RB, Series AV, 5.25%, 05/15/42	12,305	13,053,956
University of California, RB, BAB, 6.30%, 05/15/50	3,790	3,986,352
University of California, Refunding RB
Series AZ, 5.00%, 05/15/43	41,740	44,254,376
Series BH, 4.00%, 05/15/46	12,000	11,781,192
Series Q, 4.00%, 05/15/41	10,300	10,384,594

		182,450,234

Health — 3.2%
California Health Facilities Financing Authority, Refunding RB
Series A, 4.00%, 08/15/40	6,750	6,823,737
Series A, 4.00%, 11/15/40	3,085	3,112,407
Series A-2, 4.00%, 11/01/44	20,000	19,556,540
Series B, 4.00%, 11/15/41	1,350	1,341,009
California Municipal Finance Authority, Refunding RB, Series A, 5.00%, 11/01/39(d)	980	982,484
California Public Finance Authority, RB
Series A, 4.00%, 07/15/41	4,810	4,763,064
Series A, 5.00%, 07/15/46	5,375	5,821,480
California Public Finance Authority, Refunding RB, Series A, 5.00%, 08/01/47	4,000	4,165,744
City of Corona California, RB, 2.24%, 05/01/30	10,000	8,504,790
City of Huntington Beach California, Refunding RB, 2.32%, 06/15/30	2,750	2,342,560
Regents of the University of California Medical Center Pooled Revenue, RB
Series P, 5.00%, 05/15/41	4,830	5,355,895
Series P, 4.00%, 05/15/43	10,000	9,859,960
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series L, 5.00%, 05/15/41	8,215	8,542,154

		81,171,824

Housing — 2.6%
California Community Housing Agency, RB, M/F Housing(d)
4.00%, 08/01/46	3,200	2,496,832
Series A, 5.00%, 04/01/49	2,630	2,259,317
Series A-1, 3.00%, 02/01/57	5,000	3,065,405
Series A-2, 4.00%, 02/01/50	1,600	1,179,611
Series A-2, 4.00%, 08/01/51	12,920	8,717,861
City & County of San Francisco California, RB, M/F Housing, Series J, (FNMA COLL), 2.55%, 07/01/39	21,460	16,406,106
CMFA Special Finance Agency VII, RB, M/F Housing, Series A1, 3.00%, 08/01/56(d)	1,430	939,672
CMFA Special Finance Agency VIII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(d)	4,840	3,092,977
CMFA Special Finance Agency XII, RB, M/F Housing, 4.38%, 08/01/49(d)	2,740	2,120,905

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) May 31, 2023	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
CMFA Special Finance Agency, RB, M/F Housing, Series A-2, 4.00%, 08/01/45(d)	$1,205	$947,504
CSCDA Community Improvement Authority, RB, M/F Housing(d)
2.80%, 03/01/47	3,430	2,560,169
3.13%, 07/01/56	5,620	3,822,786
3.13%, 08/01/56	1,460	1,014,198
4.00%, 12/01/56	445	313,714
3.25%, 04/01/57	3,930	2,653,917
3.25%, 05/01/57	4,140	2,884,321
4.00%, 07/01/58	2,150	1,526,878
Series A, 3.00%, 09/01/56	2,045	1,331,675
Series B, 4.00%, 07/01/58	2,450	1,700,378
Mezzanine Lien, 4.00%, 03/01/57	500	349,828
Series B, Mezzanine Lien, 4.00%, 12/01/59	2,925	1,878,906
Senior Lien, 3.13%, 06/01/57	3,850	2,591,551
Series B, Sub Lien, 4.00%, 12/01/59	4,580	3,104,800

		66,959,311

State — 7.6%
California State Public Works Board, RB
4.00%, 11/01/41	6,825	6,856,975
5.00%, 12/01/47	2,435	2,643,402
Series B, 4.00%, 05/01/39	2,545	2,595,394
Series B, 4.00%, 05/01/41	3,860	3,909,362
Series C, 5.00%, 11/01/44	24,985	26,826,644
California State University, Refunding RB, Series B, 1.67%, 11/01/29	9,000	7,583,040
California Statewide Communities Development Authority, SAB
Series A, 5.00%, 09/02/39	1,375	1,421,039
Series A, 5.00%, 09/02/44	675	690,614
Irvine Facilities Financing Authority, ST, (BAM), 5.00%, 09/01/48	20,845	22,792,465
San Francisco City & County Redevelopment Agency Successor Agency, TA(b)(d)
Series D, 0.00%, 08/01/23	465	463,377
Series D, 0.00%, 08/01/31	3,000	2,032,059
State of California, Refunding GO
6.00%, 03/01/33	3,590	3,980,032
5.00%, 10/01/39	5,000	5,246,095
5.25%, 10/01/39	18,150	19,169,286
4.00%, 03/01/40	13,000	13,176,553
5.00%, 09/01/42	14,185	15,914,251
5.00%, 10/01/45	7,000	7,824,362
5.25%, 10/01/45	15,000	17,126,205
5.25%, 09/01/47	10,000	11,275,380
5.25%, 10/01/50	19,055	21,529,139

		193,055,674

Tobacco — 1.4%
California County Tobacco Securitization Agency, Refunding RB
5.00%, 06/01/50	1,030	1,000,492
Series A, 5.00%, 06/01/47	2,595	2,453,539
Series B-2, Subordinate, 0.00%, 06/01/55(b)	7,620	1,230,988
California Statewide Financing Authority, RB(b)(d)
Series D, 0.00%, 06/01/55	20,750	1,323,041
Series L, 0.00%, 06/01/55	91,500	5,245,146

Security	Par (000)	Value

Tobacco (continued)
Golden State Tobacco Securitization Corp., Refunding RB
Class B, (SAP), 2.75%, 06/01/34	$5,175	$4,229,900
Subordinate, 3.85%, 06/01/50	5,435	4,847,683
Inland Empire Tobacco Securitization Corp., RB, 0.00%, 06/01/57(b)	34,680	1,999,475
Inland Empire Tobacco Securitization Corp., Refunding RB, 3.68%, 06/01/38	3,645	3,512,329
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	10,000	10,280,060

		36,122,653

Transportation — 11.3%
Burbank-Glendale-Pasadena Airport Authority Brick Campaign, ARB, Series B, 5.56%, 07/01/32	1,000	1,039,081
California Infrastructure & Economic Development Bank, RB, Series A, AMT, 3.65%, 01/01/50(a)(d)	25,000	24,899,150
City of Long Beach California Harbor Revenue, Refunding ARB, Series C, 5.00%, 05/15/47	6,400	6,713,645
City of Los Angeles Department of Airports, ARB
AMT, 5.25%, 05/15/47	7,000	7,567,791
Series A, AMT, 4.00%, 05/15/40	5,160	4,992,486
Series A, AMT, 5.00%, 05/15/40	6,615	6,695,809
Series A, AMT, 5.00%, 05/15/44	8,010	8,203,618
Series B, AMT, 5.00%, 05/15/41	18,710	19,023,636
Series C, AMT, 5.00%, 05/15/45	20,000	21,145,280
Series D, AMT, 5.00%, 05/15/41	8,520	8,635,301
Sub-Series A, AMT, 5.00%, 05/15/47	3,500	3,551,233
City of Los Angeles Department of Airports, Refunding ARB
AMT, 5.00%, 05/15/43	2,000	2,062,300
AMT, Subordinate, 5.00%, 05/15/35	5,425	5,770,573
AMT, Subordinate, 5.00%, 05/15/46	4,985	5,266,044
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, 5.00%, 03/01/47	4,660	4,749,332
Port of Los Angeles, Refunding RB, Series C, 4.00%, 08/01/39	3,570	3,601,398
San Diego County Regional Airport Authority, Refunding ARB, Series B, 4.00%, 07/01/44	3,815	3,525,525
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
2nd Series, AMT, 5.00%, 05/01/48	10,145	10,378,913
Series A, AMT, 5.00%, 05/01/39	9,995	10,434,190
Series A, AMT, 5.25%, 05/01/42	40,370	41,954,078
Series A, AMT, 5.00%, 05/01/47	34,305	34,984,513
Series B, AMT, 5.00%, 05/01/46	29,915	30,383,918
Series D, AMT, 5.00%, 05/01/43	6,440	6,645,391
Series D, AMT, 5.25%, 05/01/48	3,500	3,622,882
Series E, AMT, 5.00%, 05/01/38	9,055	9,526,711

		285,372,798

Utilities — 22.3%
California Statewide Communities Development Authority, Refunding RB, 1.68%, 02/01/29	1,000	839,336
City of Los Angeles California Wastewater System Revenue, Refunding RB
Series A, 5.00%, 06/01/43	10,000	10,692,590
Series A, Subordinate, 5.00%, 06/01/47	12,655	13,994,696

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
City of Sacramento California Water Revenue, RB, 5.00%, 09/01/42	$6,465	$6,832,160
East Bay Municipal Utility District Water System Revenue, RB
Series A, 5.00%, 06/01/42	27,045	28,693,528
Series A, 4.00%, 06/01/45	4,885	4,882,172
Series A, 5.00%, 06/01/49	2,500	2,683,513
Eastern Municipal Water District Financing Authority, RB
Series D, 5.25%, 07/01/42	18,500	19,916,730
Series D, 5.00%, 07/01/47	36,105	38,047,160
Eastern Municipal Water District Financing Authority, Refunding RB, Series B, 4.00%, 07/01/34	5,455	5,600,523
Imperial Irrigation District, RB, (AMBAC), 6.94%, 01/01/26	6,085	6,241,384
Irvine Ranch Water District, COP, 5.00%, 03/01/46	19,330	20,184,251
Irvine Ranch Water District, SAB, 5.25%, 02/01/41	2,000	2,120,320
Los Angeles Department of Water & Power Water System Revenue, Refunding RB 5.00%, 07/01/52	3,750	4,095,439
Series A, 5.00%, 07/01/41	11,020	11,576,323
Series A, 5.25%, 07/01/44	10,650	11,236,453
Series A, 5.00%, 07/01/46	20,000	20,638,580
Series B, 4.00%, 07/01/49	10,000	9,867,790
Series C, 5.00%, 07/01/43	5,000	5,542,065
Los Angeles Department of Water & Power, Refunding RB, Series B, 5.00%, 07/01/51	29,545	31,917,286
Metropolitan Water District of Southern California, Refunding RB, Series C, 5.00%, 07/01/39	10,000	11,164,520
Modesto Irrigation District, RB, 5.25%, 10/01/48	18,500	20,623,744
Northern California Power Agency, RB, BAB, Series A, 7.31%, 06/01/40	2,150	2,467,776
Sacramento County Sanitation Districts Financing
Authority, Refunding RB, Series A, 5.00%, 12/01/45	10,015	10,845,073
Sacramento Municipal Utility District, RB
Series G, 5.00%, 08/15/38	12,000	13,192,692
Series G, 5.00%, 08/15/41	20,020	21,656,415
Sacramento Municipal Utility District, Refunding RB
Series H, 4.00%, 08/15/40	7,700	7,842,088
Series H, 4.00%, 08/15/45	8,760	8,660,697
San Diego Public Facilities Financing Authority, Refunding RB
Series A, 5.00%, 05/15/36	5,000	5,345,945
Series A, 5.00%, 05/15/38	13,595	14,524,640
Series A, 5.25%, 08/01/48	14,340	16,135,124
Series B, 5.00%, 08/01/38	7,725	8,119,045
Series B, 5.00%, 08/01/39	8,735	9,148,157
Series A, AMT, 4.00%, 08/01/45	10,000	9,921,460
San Francisco City & County Public Utilities Commission Power Revenue, Refunding RB
Series A, 4.00%, 11/01/41	2,515	2,540,557
Series A, 4.00%, 11/01/43	2,390	2,398,095
San Francisco City & County Public Utilities Commission Wastewater Revenue, RB
Series B, 1.00%, 10/01/26	27,880	26,295,998
Series B, 5.00%, 10/01/43	41,405	44,069,660
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB 5.00%, 10/01/41	4,875	5,477,456

Security	Par (000)	Value

Utilities (continued)
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB (continued)
Series A, 5.00%, 10/01/46	$3,100	$3,398,018
Series A, 4.00%, 10/01/47	10,000	9,967,290
Series B, 4.00%, 10/01/42	17,010	17,013,419
Series B, 5.00%, 10/01/43	2,965	3,275,305
Series B, 5.00%, 10/01/44	2,515	2,770,280
Series B, 5.00%, 10/01/48	4,290	4,692,338
San Jose Financing Authority, Refunding RB
5.00%, 11/01/47	4,945	5,478,264
Series B, 5.00%, 11/01/52	12,490	13,720,964
San Mateo Foster City Public Financing Authority, RB, 4.00%, 08/01/44	5,205	5,152,622
South Coast Water District Financing Authority, Refunding RB, Series A, 5.00%, 02/01/44	2,480	2,677,401

		564,177,342

Total Municipal Bonds in California		1,925,307,351

Illinois — 0.1%

County/City/Special District/School District — 0.1%
Chicago Board of Education, GO, BAB, 6.14%, 12/01/39	2,060	1,947,590

Puerto Rico — 7.5%

State — 4.2%
Commonwealth of Puerto Rico, GO
1.00%, 11/01/43(a)	18,362	8,910,911
1.00%, 11/01/51(a)	24,815	9,895,285
Series A, Restructured, 0.00%, 07/01/33(b)	2,467	1,421,110
Series A1, Restructured, 5.63%, 07/01/29	5,196	5,517,169
Series A1, Restructured, 5.75%, 07/01/31	2,021	2,171,602
Series A1, Restructured, 4.00%, 07/01/33	1,917	1,751,791
Series A1, Restructured, 4.00%, 07/01/35	1,723	1,564,829
Series A1, Restructured, 4.00%, 07/01/37	1,479	1,262,895
Series A1, Restructured, 4.00%, 07/01/41	2,010	1,658,132
Series A1, Restructured, 4.00%, 07/01/46	2,091	1,669,908
Commonwealth of Puerto Rico, RB, 1.00%, 11/01/51(a)	1,124	359,568
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-2, Convertible, Restructured, 4.33%, 07/01/40	380	350,741
Series A1, Restructured, 0.00%, 07/01/29(b)	1,117	846,937
Series A1, Restructured, 0.00%, 07/01/33(b)	3,239	2,012,242
Series A1, Restructured, 0.00%, 07/01/46(b)	54,873	14,779,768
Series A1, Restructured, 4.75%, 07/01/53	26,728	24,570,275
Series A1, Restructured, 5.00%, 07/01/58	5,583	5,320,794
Series A-2, Restructured, 4.54%, 07/01/53	114	100,211
Series A-2, Restructured, 4.78%, 07/01/58	12,102	11,070,486
Series A-2, Restructured, 4.33%, 07/01/40	10,624	9,818,031
Series B1, Restructured, 0.00%, 07/01/46(b)	5,761	1,498,154

		106,550,839

Tobacco — 0.4%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(b)	150,000	9,419,250

Utilities — 2.9%
Puerto Rico Electric Power Authority, RB(f)(g)
3rd Series, 5.40%, 01/01/23	593	431,736
Series A, 5.00%, 07/01/29	4,130	2,954,466

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) May 31, 2023	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Puerto Rico Electric Power Authority, RB(f)(g) (continued)
Series A, 7.00%, 07/01/33	$2,230	$1,622,325
Series A, 5.00%, 07/01/42	8,830	6,316,691
Series A, 7.00%, 07/01/43	955	694,763
Series A-3, 10.00%, 07/01/19	2,137	1,554,312
Series B-3, 10.00%, 07/01/19	2,137	1,554,312
Series C-1, 5.40%, 01/01/18	5,870	4,270,387
Series C-2, 5.40%, 07/01/18	5,871	4,271,078
Series C-4, 5.40%, 07/01/20	593	431,736
Series CCC, 5.25%, 07/01/26	1,680	1,201,817
Series CCC, 5.25%, 07/01/28	955	683,175
Series D-4, 7.50%, 07/01/20	1,638	1,191,645
Series TT, 5.00%, 07/01/25	480	343,376
Series TT, 5.00%, 07/01/26	1,285	919,247
Series WW, 5.50%, 07/01/17	1,315	940,708
Series WW, 5.50%, 07/01/18	1,155	826,249
Series WW, 5.50%, 07/01/19	935	668,868
Series WW, 5.38%, 07/01/24	875	625,946
Series WW, 5.25%, 07/01/33	885	633,100
Series WW, 5.50%, 07/01/38	1,170	836,979
Series XX, 5.25%, 07/01/27	645	461,412
Series XX, 5.25%, 07/01/35	400	286,147
Series XX, 5.75%, 07/01/36	555	397,029
Series XX, 5.25%, 07/01/40	11,490	8,219,567
Series A, AMT, 6.75%, 07/01/36	7,630	5,550,825
Puerto Rico Electric Power Authority, Refunding RB
Series AAA, 5.25%, 07/01/22(f)(g)	2,150	1,538,039
Series AAA, 5.25%, 07/01/27	6,540	4,678,500
Series AAA, 5.25%, 07/01/28(f)(g)	4,690	3,355,071
Series AAA, 5.25%, 07/01/29(f)(g)	530	379,145
Series BBB, 5.40%, 07/01/28	2,805	2,006,604
Series UU, 1.00%, 07/01/17(a)(f)(g)	395	273,538
Series UU, 1.00%, 07/01/18(a)(f)(g)	355	245,838
Series UU, 1.32%, 07/01/20(a)(f)(g)	3,175	2,198,688
Series UU, 4.17%, 07/01/31(a)(f)(g)	3,765	2,607,262
Series ZZ, 5.00%, 07/01/17(f)(g)	925	661,714
Series ZZ, 5.25%, 07/01/19(f)(g)	2,945	2,106,756
Series ZZ, 5.25%, 07/01/24(f)(g)	1,990	1,423,580
Series ZZ, 5.00%, 07/01/28(f)(g)	990	708,213
Puerto Rico Electric Power Authority, Refunding RB, BAB, Series YY, 6.13%, 07/01/40	4,060	2,904,390

		72,975,234

Total Municipal Bonds in Puerto Rico		188,945,323

Total Municipal Bonds — 83.6% (Cost: $2,201,147,471)		2,116,200,264

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 7.1%

Health — 0.7%
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 5.00%, 05/15/47	15,370	16,705,784

Security	Par (000)	Value

Utilities — 6.4%
City of Los Angeles California Wastewater System Revenue, RB, Series A, 5.25%, 06/01/47	$20,000	$21,217,110
City of Los Angeles Department of Airports, ARB, AMT, Series A, 5.00%, 05/15/30	11,635	12,806,392
Los Angeles Department of Water & Power, RB, 5.00%, 07/01/46	35,325	38,439,075
Metropolitan Water District of Southern California, RB, AMT, Series A, 5.00%, 10/01/51	26,620	28,897,341
Sacramento County Sanitation Districts Financing Authority, Refunding RB, Series A, 5.00%, 12/01/50	23,620	25,353,673
San Diego Public Facilities Financing Authority, Refunding RB, Subordinate, Series A, 5.00%, 08/01/43	33,820	35,922,065

		162,635,656

Total Municipal Bonds in California		179,341,440

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 7.1% (Cost: $188,807,228)		179,341,440

Total Long-Term Investments — 90.7% (Cost: $2,392,054,699)		2,297,019,465

	Shares

Short-Term Securities

Money Market Funds — 11.7%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 2.69%(i)(j)	296,145,473	295,902,305

Total Short-Term Securities — 11.7% (Cost: $295,883,072)		295,902,305

Total Investments — 102.4% (Cost: $2,687,937,771)		2,592,921,770

Other Assets Less Liabilities — 0.9%		23,235,345

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.3)%		(84,014,788)

Net Assets — 100.0%		$2,532,142,327

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.
(c)	When-issued security.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock California Municipal Opportunities Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds California Money Fund, Institutional Class	$124,791,461	$171,139,382	(a)	$—	$(42,672)	$14,134	$295,902,305	296,145,473	$2,804,705	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	1,656	09/20/23	$189,509	$829,543
U.S. Long Bond	1,217	09/20/23	156,346	(649,440)
5-Year U.S. Treasury Note	1,174	09/29/23	128,030	573,078

				$753,181

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,402,621	$—	$1,402,621

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$649,440	$—	$649,440

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$49,000,855	$—	$49,000,855

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(6,575,837)	$—	$(6,575,837)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$686,454,648

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) May 31, 2023	BlackRock California Municipal Opportunities Fund

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$1,477,761	$—	$1,477,761
Municipal Bonds	—	2,116,200,264	—	2,116,200,264
Municipal Bonds Transferred to Tender Option Bond Trusts	—	179,341,440	—	179,341,440
Short-Term Securities
Money Market Funds	295,902,305	—	—	295,902,305

	$295,902,305	$2,297,019,465	$—	$2,592,921,770

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$1,402,621	$—	$—	$1,402,621
Liabilities
Interest Rate Contracts	(649,440)	—	—	(649,440)

	$753,181	$—	$—	$753,181

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $83,194,978 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2023	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

New Jersey — 83.8%

Corporate — 7.5%
New Jersey Economic Development Authority, ARB, Series B, AMT, 5.63%, 11/15/30	$510	$514,074
New Jersey Economic Development Authority, RB, AMT, 4.00%, 08/01/59	4,200	3,559,198
New Jersey Economic Development Authority, Refunding RB
3.75%, 11/01/34(a)(b)	5,000	4,972,285
3.38%, 04/01/38	1,360	1,255,560
3.50%, 04/01/42	720	643,958
AMT, 3.00%, 08/01/41	5,670	4,244,182
AMT, 3.00%, 08/01/43	5,600	4,206,323
Series A, AMT, 2.20%, 10/01/39(a)	3,880	3,308,755

		22,704,335
County/City/Special District/School District — 13.8%
Carlstadt School District, Refunding GO, 4.00%, 05/01/30	1,415	1,425,939
City of East Orange New Jersey, Refunding GO, (AGM), 3.00%, 09/15/31	2,200	2,153,488
Clifton Board of Education, GO, (AGM), 2.25%, 08/15/46	1,850	1,162,009
Clifton Board Of Education, GO, (AGM), 2.00%, 08/15/41	1,630	1,110,429
County of Bergen New Jersey, Refunding GO, 3.00%, 07/15/38	1,070	1,035,635
Essex County Improvement Authority, RB, (GTD), 4.00%, 11/01/44	7,695	7,605,553
Essex County Improvement Authority, Refunding RB, (NPFGC GTD), 5.50%, 10/01/29	1,500	1,721,355
Ewing Township Board of Education, GO
4.00%, 07/15/38	920	933,789
4.00%, 07/15/39	740	749,397
Hudson County Improvement Authority, RB, 5.00%, 05/01/46	1,440	1,488,437
Lenape Regional High School District, GO, (AGM), 3.50%, 01/01/39	3,400	3,147,536
Monmouth Regional High School District, GO, 3.00%, 02/01/34	1,260	1,246,182
New Jersey Economic Development Authority, RB
5.00%, 06/15/23(c)	2,000	2,001,040
Series B, AMT, 6.50%, 04/01/31	1,605	1,590,584
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	2,091	2,209,888
Newark Board of Education, Refunding GO, (BAM), 3.00%, 07/15/39	630	520,339
Township of Bloomfield New Jersey, Refunding GO, 3.00%, 02/01/33	1,040	1,030,061
Township of Irvington New Jersey, Refunding GO, Series A, (AGM SAW), 5.00%, 07/15/24(c)	2,445	2,489,083
Township of Monroe New Jersey/Middlesex County, Refunding GO
3.00%, 06/01/37	385	354,851
3.00%, 06/01/38	410	370,351

Security	Par (000)	Value

County/City/Special District/School District (continued)
Union County Utilities Authority, Refunding RB
Series A, AMT, (GTD), 4.75%, 12/01/31	$1,225	$1,226,258
Series A, AMT, (GTD), 5.25%, 12/01/31	6,120	6,128,874

		41,701,078

Education — 13.9%
Atlantic County Improvement Authority, RB, Series A, (AGM), 4.00%, 07/01/46	1,250	1,158,572
Camden County Improvement Authority, RB, 6.00%, 06/15/52	220	228,353
Gloucester County Improvement Authority, RB, 5.00%, 07/01/44	530	538,822
New Jersey Economic Development Authority, RB
6.00%, 10/01/43	1,000	1,005,710
4.00%, 06/15/49	1,190	1,099,089
Series A, 5.00%, 07/01/27(d)	170	166,099
Series A, 5.13%, 11/01/29(d)	100	96,304
Series A, 5.25%, 07/01/37(d)	470	430,822
Series A, 6.25%, 11/01/38(d)	210	210,476
Series A, 5.00%, 06/15/39(d)	825	776,695
Series A, 5.00%, 07/01/47	265	242,897
Series A, 5.38%, 07/01/47(d)	815	708,369
Series A, 5.00%, 12/01/48	2,190	2,209,195
Series A, 5.00%, 06/15/49(d)	135	120,324
Series A, 5.00%, 07/01/50	200	197,440
Series A, 6.50%, 11/01/52(d)	1,210	1,205,131
Series A, 5.25%, 11/01/54(d)	1,100	924,487
Series AAA, 5.00%, 12/15/26(c)	1,990	2,125,306
Series DDD, 5.00%, 06/15/27(c)	3,000	3,241,233
New Jersey Economic Development Authority, Refunding RB
(AGM), 5.00%, 06/01/37	2,760	2,834,606
(AGM), 5.00%, 06/01/42	690	701,313
Series A, 4.75%, 08/01/24(d)	100	99,236
Series A, 5.63%, 08/01/34(d)	250	250,759
Series A, 5.00%, 09/01/37(d)	315	294,740
Series A, 5.88%, 08/01/44(d)	430	426,770
Series A, 5.13%, 09/01/52(d)	1,000	873,144
Series PP, 4.00%, 06/15/24(c)	4,875	4,906,839
New Jersey Educational Facilities Authority, RB
Series C, (AGM), 3.25%, 07/01/49	290	227,582
Series C, (AGM), 4.00%, 07/01/50	245	218,867
New Jersey Educational Facilities Authority, Refunding RB
Series A, 5.00%, 07/01/33	2,005	2,042,967
Series B, 5.00%, 07/01/32	2,465	2,608,576
Series H, (AGM), 4.00%, 07/01/39	715	713,843
New Jersey Higher Education Student Assistance Authority, RB
Series B, AMT, 4.00%, 12/01/44	425	400,833
Series C, AMT, 5.00%, 12/01/53	265	255,933
Sub-Series C, AMT, 4.00%, 12/01/48	700	612,945
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	950	925,907
Sub-Series C, AMT, 3.63%, 12/01/49	1,065	846,199

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) May 31, 2023	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
New Jersey Higher Education Student Assistance
Authority, Refunding RB (continued) Series C, AMT, Subordinate, 5.00%, 12/01/52	$1,075	$1,100,295
New Jersey Institute of Technology, RB, Series A, AMT, 5.00%, 07/01/40	5,000	5,121,435

		42,148,113
Health — 11.4%
New Jersey Economic Development Authority, Refunding RB
5.00%, 01/01/34	270	248,674
5.00%, 01/01/39	520	452,680
5.00%, 01/01/49	500	403,857
New Jersey Health Care Facilities Financing Authority, RB
5.00%, 07/01/42	3,000	3,082,314
2.38%, 07/01/46	3,740	2,485,065
3.00%, 07/01/51	7,905	5,785,353
Series A, 5.25%, 07/01/35	1,460	1,462,460
Series A, 5.00%, 07/01/39	1,150	1,163,338
Series A, 5.00%, 07/01/43	1,535	1,547,859
VRDN, 2.95%, 07/01/33(a)	5,000	5,000,000
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 07/01/24(c)	2,950	3,001,250
5.00%, 07/01/29	285	287,490
5.00%, 07/01/34	1,000	1,053,818
4.00%, 07/01/41	1,000	965,346
Series A, 4.00%, 07/01/32	2,300	2,334,594
Series A, 5.00%, 07/01/37	5,000	5,231,920

		34,506,018
Housing — 3.0%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing
Series H, 2.15%, 10/01/41	910	650,604
Series H, 2.30%, 10/01/46	680	459,198
Series H, 2.40%, 04/01/52	680	453,448
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing
Series A, 2.25%, 11/01/36	350	274,384
Series A, 2.45%, 11/01/45	240	159,189
Series A, 2.65%, 11/01/46	350	238,011
Series A, 4.00%, 11/01/48	150	128,417
Series A, 2.55%, 11/01/50	220	137,970
Series A, 2.70%, 11/01/51	350	225,895
Series A, 4.10%, 11/01/53	100	90,447
Series A, 2.63%, 11/01/56	220	132,285
Series A, 2.75%, 11/01/56	350	218,394
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing
Series A, 3.75%, 10/01/35	900	851,602
Series E, 2.25%, 10/01/40	680	481,445
Series E, 2.40%, 10/01/45	515	360,968
Newark Housing Authority, RB, M/F Housing
Series A, AMT, 5.00%, 12/01/30	1,640	1,651,524
Series A, AMT, 4.38%, 12/01/33	2,515	2,522,213

		9,035,994

Security	Par (000)	Value

State — 13.7%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	$1,020	$1,026,607
5.25%, 11/01/44	590	591,087
Class D, (AGM), 4.00%, 11/01/34	500	501,556
Garden State Preservation Trust, RB
Series A, (AGM), 5.75%, 11/01/28	2,565	2,762,723
Series B, (AGM), 0.00%, 11/01/24(e)	10,000	9,525,540
Series B, (AGM), 0.00%, 11/01/27(e)	4,135	3,564,312
New Jersey Economic Development Authority, RB
5.00%, 12/15/28(c)	2,040	2,259,014
5.00%, 06/15/43	3,465	3,612,273
Series A, 5.00%, 06/15/42	4,000	4,141,652
New Jersey Economic Development Authority, Refunding RB
Sub-Series A, 5.00%, 07/01/33	125	131,439
Sub-Series A, 4.00%, 07/01/34	165	165,421
New Jersey Educational Facilities Authority, RB, Series A, 5.00%, 09/01/33	1,750	1,780,065
New Jersey Health Care Facilities Financing Authority, RB, 5.00%, 09/15/29	2,000	2,006,964
New Jersey Transportation Trust Fund Authority, RB, Series A, 0.00%, 12/15/38(e)	10,000	5,204,340
State of New Jersey, GO
2.00%, 06/01/37	2,600	2,047,646
5.00%, 06/01/40	2,000	2,157,968

		41,478,607

Tobacco — 1.3%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	1,000	1,022,524
Series A, 5.25%, 06/01/46	1,000	1,036,578
Sub-Series B, 5.00%, 06/01/46	1,865	1,873,669

		3,932,771

Transportation — 19.1%
New Jersey Economic Development Authority, RB
Class A, 5.25%, 11/01/47	2,200	2,387,931
AMT, (AGM), 5.13%, 01/01/39	1,000	1,004,538
AMT, (AGM), 5.13%, 07/01/42	1,000	1,004,514
AMT, 5.38%, 01/01/43	905	907,617
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/42	210	224,254
5.25%, 06/15/46	210	228,396
Class BB, 5.00%, 06/15/36	1,250	1,354,232
Class BB, 4.00%, 06/15/37	700	681,490
Class BB, 4.00%, 06/15/50	650	591,469
Series A, 5.00%, 06/15/30	1,250	1,306,352
Series A, 0.00%, 12/15/32(e)	10,000	6,893,220
Series A, 0.00%, 12/15/35(e)	8,900	5,323,615
Series AA, 5.25%, 06/15/31	2,000	2,001,928
Series AA, 4.00%, 06/15/36	1,435	1,416,966
Series AA, 4.00%, 06/15/45	1,775	1,669,659
Series AA, 5.00%, 06/15/45	3,500	3,656,370
Series AA, 4.00%, 06/15/50	4,000	3,656,312
Series B, 5.00%, 06/15/33	550	591,340
Series BB, 4.00%, 06/15/44	2,335	2,199,325
Series BB, 4.00%, 06/15/50	2,500	2,315,340
Series S, 5.25%, 06/15/43	1,720	1,814,065
New Jersey Transportation Trust Fund Authority, Refunding RB
5.25%, 06/15/41	1,000	1,092,437

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
New Jersey Transportation Trust Fund Authority, Refunding RB (continued)
4.25%, 06/15/44	$1,545	$1,510,933
Series A, 5.00%, 06/15/31	2,730	2,855,902
Series A, 5.00%, 12/15/35	455	482,588
Series A, 4.00%, 06/15/36	1,700	1,684,872
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	1,000	993,406
Series E, 5.00%, 01/01/45	2,000	2,031,064
New Jersey Turnpike Authority, Refunding RB, Series A, (BHAC-CR AGM), 5.25%, 01/01/30	1,000	1,130,108
South Jersey Port Corp., ARB, Series B, AMT, 5.00%, 01/01/42	2,380	2,412,804
South Jersey Transportation Authority, Refunding RB
Series A, 5.00%, 11/01/32	440	445,697
Series A, 5.00%, 11/01/33	250	253,202
Series A, 5.00%, 11/01/39	1,500	1,517,640

		57,639,586
Utilities — 0.1%
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24(f)	160	161,682
New Jersey Infrastructure Bank, RB, 2.00%, 09/01/43	240	153,873

		315,555

Total Municipal Bonds in New Jersey		253,462,057

New York — 5.1%

Transportation — 5.1%
Port Authority of New York & New Jersey, ARB
93rd Series, 6.13%, 06/01/94	1,000	1,030,026
AMT, 5.00%, 11/01/30	1,000	1,084,263
AMT, 5.00%, 11/01/33	495	533,805
218th Series, AMT, 5.00%, 11/01/32	1,495	1,614,729
221th Series, AMT, 4.00%, 07/15/50	1,335	1,233,241
Port Authority of New York & New Jersey, Refunding ARB
205th Series, 5.00%, 11/15/47	1,975	2,067,071
AMT, 5.00%, 01/15/47	2,000	2,112,168
178th Series, AMT, 5.00%, 12/01/43	285	286,140
186th Series, AMT, 5.00%, 10/15/44	3,000	3,031,131
Series 223, AMT, 4.00%, 07/15/41	725	692,379
Series 223, AMT, 4.00%, 07/15/46	1,755	1,641,032

Total Municipal Bonds in New York		15,325,985

Pennsylvania — 0.9%

Transportation — 0.9%
Delaware River Joint Toll Bridge Commission, RB, 5.00%, 07/01/42	1,130	1,174,388
Delaware River Port Authority, RB, 5.00%, 01/01/40	1,500	1,509,690

Total Municipal Bonds in Pennsylvania		2,684,078

Security	Par (000)	Value

Puerto Rico — 2.8%

State — 2.8%
Commonwealth of Puerto Rico, GO, Series A1, Restructured, 5.63%, 07/01/29	$1,043	$1,108,084
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A1, Restructured, 0.00%, 07/01/46(e)	9,847	2,652,240
Series A1, Restructured, 4.75%, 07/01/53	2,932	2,695,303
Series A-2, Restructured, 4.78%, 07/01/58	1,518	1,388,613
Series A-2, Restructured, 4.33%, 07/01/40	580	535,999
Series B1, Restructured, 0.00%, 07/01/46(e)	567	147,449

Total Municipal Bonds in Puerto Rico		8,527,688

Total Long-Term Investments — 92.6% (Cost: $283,558,114)		279,999,808

	Shares

Short-Term Securities

Money Market Funds — 8.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.22%(g)(h)	26,896,116	26,896,116

Total Short-Term Securities — 8.9% (Cost: $26,893,393)		26,896,116

Total Investments — 101.5% (Cost: $310,451,507)		306,895,924
Liabilities in Excess of Other Assets — (1.5)%		(4,389,994)

Net Assets — 100.0%		$302,505,930

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	When-issued security.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Zero-coupon bond.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) May 31, 2023	BlackRock New Jersey Municipal Bond Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$13,301,815	$13,599,697	(a)	$—	$(7,075)	$1,679	$26,896,116	26,896,116	$348,304	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,395,657	$—	$2,395,657

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(337,437)	$—	$(337,437)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$13,690,627

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$279,999,808	$—	$279,999,808
Short-Term Securities
Money Market Funds	26,896,116	—	—	26,896,116

	$26,896,116	$279,999,808	$—	$306,895,924

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2023	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Pennsylvania — 91.2%

Corporate — 6.6%
Lehigh County Industrial Development Authority, Refunding RB, Series A, 3.00%, 09/01/29	$3,100	$2,991,140
Montgomery County Industrial Development Authority, Refunding RB, 4.10%, 04/01/53(a)	1,240	1,246,033
Pennsylvania Economic Development Financing Authority, RB
Class A, AMT, 3.81%, 06/01/41(a)	13,335	13,042,177
Series A, AMT, 0.58%, 08/01/37(a)	5,000	4,770,660
Series A, AMT, 3.25%, 08/01/39(b)	2,800	1,950,917
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,355	1,342,683

		25,343,610

County/City/Special District/School District — 19.2%
Altoona Area School District, GO, Series A, AMT, (AGM SAW), 5.00%, 12/01/36	2,895	3,030,292
Bethlehem Area School District, GO
Series A, AMT, (BAM SAW), 5.00%, 08/01/34	2,390	2,490,815
Series A, AMT, (BAM SAW), 5.00%, 08/01/35	1,790	1,863,918
Boyertown Area School District, GO
(SAW), 5.00%, 10/01/36	890	903,146
(SAW), 5.00%, 10/01/38	1,335	1,354,717
Boyertown Area School District, Refunding GO, (SAW), 5.00%, 10/01/40	230	249,002
Bristol Township School District, GO, (BAM SAW), 5.00%, 06/01/42	2,550	2,655,792
City of Lancaster Pennsylvania, GO, (BAM), 4.00%, 11/01/42	3,720	3,603,601
City of Philadelphia Pennsylvania, GO, Series B, 5.00%, 02/01/39	1,540	1,640,899
City of Philadelphia Pennsylvania, Refunding GO
3.42%, 08/01/31(a)	10,000	10,000,000
Series A, 5.00%, 08/01/37	2,140	2,250,471
City of Pittsburgh Pennsylvania, GO
5.00%, 09/01/41	750	807,232
5.00%, 09/01/42	700	750,786
5.00%, 09/01/43	150	160,526
Coatesville School District, GO(c)
Series A, (BAM SAW), 0.00%, 10/01/34	290	185,848
Series A, (BAM SAW), 0.00%, 10/01/35	2,565	1,553,618
Series A, (BAM SAW), 0.00%, 10/01/37	2,505	1,341,202
Coatesville School District, Refunding GO(c)
Series B, (BAM SAW), 0.00%, 10/01/33	500	336,503
Series B, (BAM SAW), 0.00%, 10/01/34	980	628,039
Series C, (BAM SAW), 0.00%, 10/01/33	640	430,723
County of Lancaster Pennsylvania, Refunding GO
4.00%, 11/01/34	500	516,795
4.00%, 11/01/35	520	534,295
4.00%, 11/01/36	540	551,373
4.00%, 11/01/37	565	574,107
4.00%, 11/01/38	585	592,661
Fox Chapel Area School District, GO
(SAW), 5.00%, 02/01/39	3,100	3,244,082
(SAW), 5.00%, 02/01/42	4,000	4,163,628
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.00%, 06/30/32	1,375	1,451,083
AMT, 5.50%, 06/30/43	2,500	2,676,922

Security	Par (000)	Value

County/City/Special District/School District (continued)
Pennsylvania Economic Development Financing Authority, RB (continued)
AMT, 5.75%, 06/30/48	$3,770	$4,110,608
AMT, 6.00%, 06/30/61	1,945	2,155,679
School District of Philadelphia, GO, Series D, (AGM SAW), 3.00%, 09/01/44	4,640	3,653,230
School District of Philadelphia, Refunding GO, Series F, (SAW), 5.00%, 09/01/37	1,815	1,872,461
Southeastern Pennsylvania Transportation Authority, RB
5.25%, 06/01/47	3,695	4,067,186
5.25%, 06/01/52	2,000	2,191,802
State Public School Building Authority, Refunding RB, Series A, (AGM SAW), 5.00%, 06/01/33	5,000	5,244,420

		73,837,462

Education — 17.0%
Berks County Municipal Authority, Refunding RB
5.00%, 10/01/39	290	268,589
5.00%, 10/01/49	795	701,389
Chester County Industrial Development Authority, RB
4.00%, 12/01/49	3,750	3,525,353
4.00%, 12/01/51	4,000	3,717,476
Delaware County Authority, RB, 5.00%, 08/01/40	1,495	1,531,962
East Hempfield Township Industrial Development Authority, RB(d)
5.00%, 07/01/23	1,215	1,216,415
5.00%, 07/01/25	1,810	1,874,402
Latrobe Industrial Development Authority, Refunding RB, 4.00%, 03/01/46	515	418,872
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	4,000	3,967,492
Pennsylvania Higher Education Assistance Agency, RB 5.00%, 06/01/50(e)	755	722,732
Series A, AMT, 2.63%, 06/01/42	1,900	1,559,683
Series B, AMT, Subordinate, 3.13%, 06/01/48	650	492,230
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 4.00%, 06/15/34	5,790	5,884,423
Pennsylvania Higher Educational Facilities Authority, Refunding RB
4.00%, 05/01/36	500	492,081
5.00%, 05/01/37	1,595	1,430,651
5.00%, 05/01/41	810	834,032
Series A, 5.25%, 07/15/23(d)	2,420	2,424,903
Series A, 5.50%, 07/15/23(d)	365	365,846
Series A, 5.00%, 11/01/25	200	202,579
Series A, 5.00%, 11/01/26	100	102,072
Series A, 5.00%, 11/01/27	150	154,351
Series A, 5.00%, 11/01/29	1,150	1,205,063
Series A, 5.00%, 11/01/31	205	217,396
Series A, (AGM), 4.00%, 05/01/50	5,000	4,784,180
Pennsylvania State University, RB
5.00%, 09/01/48	2,615	2,745,711
Series A, AMT, 5.00%, 09/01/43	3,935	4,199,129
Philadelphia Authority for Industrial Development, RB
4.00%, 06/15/29	485	451,956
5.00%, 06/15/39	840	779,961
4.00%, 12/01/48	8,090	7,779,482
5.00%, 06/15/50	800	710,194
5.25%, 11/01/52	2,145	2,271,606

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) May 31, 2023	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Philadelphia Authority for Industrial Development, Refunding RB
5.00%, 06/15/40(b)	$600	$576,739
Series 2015, 5.00%, 04/01/45	3,330	3,382,328
Series A, 5.25%, 06/15/52	625	557,883
University of Pittsburgh-of the Commonwealth System of Higher Education, RB, 3.77%, 02/15/24(a)	3,620	3,607,674

		65,156,835

Health — 18.4%
Allegheny County Hospital Development Authority, RB, Series D2, 4.11%, 11/15/47(a)	2,865	2,846,466
Allegheny County Hospital Development Authority, Refunding RB
Series A, 4.00%, 04/01/37	4,300	4,163,896
Series A, 4.00%, 07/15/39	2,250	2,174,413
Series A, 5.00%, 04/01/47	1,950	1,973,538
Bucks County Industrial Development Authority, RB
4.00%, 08/15/44	1,690	1,551,540
4.00%, 07/01/46	2,500	1,891,985
Chester County Health and Education Facilities Authority, Refunding RB, Series A, 5.25%, 12/01/45	1,500	1,292,099
Cumberland County Municipal Authority, Refunding RB
5.00%, 01/01/25(d)	430	441,260
5.00%, 01/01/29(d)	940	1,045,767
4.00%, 01/01/36	645	566,040
4.13%, 01/01/38	260	223,518
5.00%, 01/01/38	2,185	2,099,604
5.00%, 01/01/39	180	172,082
Doylestown Hospital Authority, RB
Series A, 4.00%, 07/01/45	1,250	883,814
Series A, 5.00%, 07/01/49	1,500	1,200,447
DuBois Hospital Authority, Refunding RB, 4.00%, 07/15/48	3,440	3,061,851
Geisinger Authority, Refunding RB, Series A-1, 5.00%, 02/15/45	5,950	6,050,888
Hospitals & Higher Education Facilities Authority of Philadelphia, Refunding RB, (AGM), 4.00%, 07/01/40	1,600	1,542,763
Lancaster County Hospital Authority, Refunding RB, 5.00%, 11/01/35	925	937,895
Lancaster Industrial Development Authority, RB
4.00%, 12/01/44	730	634,823
4.00%, 12/01/49	985	823,277
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/49	1,170	1,046,439
Series A, 5.00%, 09/01/37	1,365	1,424,457
Montgomery County Industrial Development Authority, Refunding RB
5.25%, 01/01/40	5,000	4,503,525
5.00%, 12/01/46	850	781,125
Moon Industrial Development Authority, Refunding RB, 6.00%, 07/01/45	2,250	1,847,536
Mount Lebanon Hospital Authority, RB, 4.00%, 07/01/48	2,910	2,726,530
Northampton County General Purpose Authority, Refunding RB, 5.00%, 08/15/46	1,350	1,341,236
Pennsylvania Economic Development Financing Authority, RB Series A-2, 4.00%, 05/15/53	1,480	1,309,859

Security	Par (000)	Value

Health (continued)
Pennsylvania Economic Development Financing Authority, RB (continued)
Series B, 4.00%, 03/15/40	$2,000	$1,972,036
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	4,000	3,738,864
Pennsylvania Higher Educational Facilities Authority, RB, 3.00%, 08/15/47	3,565	2,677,244
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/41	5,000	5,129,545
St Mary Hospital Authority, Refunding RB
5.00%, 12/01/28(d)	4,065	4,515,430
5.00%, 12/01/48	2,035	2,123,313

		70,715,105

Housing — 4.7%
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 137, 2.45%, 10/01/41	1,315	926,642
Series 137, 2.60%, 04/01/46	5,270	3,555,838
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing
5.00%, 10/01/50(e)	2,970	3,016,617
Series 136, 2.55%, 10/01/51	2,250	1,443,467
Series 2022, 4.15%, 10/01/42	3,000	2,802,414
Philadelphia Authority for Industrial Development, RB, M/F Housing(f)(g)
Series A, 3.50%, 12/01/36	1,260	836,437
Series A, 4.00%, 12/01/46	5,740	3,810,436
Series A, 4.00%, 12/01/51	2,300	1,526,830

		17,918,681

State — 8.1%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)	330	316,748
Chester County Industrial Development Authority, SAB(b)
4.25%, 03/01/35	1,280	1,146,232
5.00%, 03/01/38	462	456,420
5.13%, 03/01/48	887	840,652
4.75%, 03/01/50	2,720	2,300,979
Commonwealth Financing Authority, RB
5.00%, 06/01/35	2,205	2,338,740
(AGM), 4.00%, 06/01/39	6,700	6,443,417
Commonwealth of Pennsylvania, GO, Series A, 4.00%, 09/15/31	2,500	2,579,772
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,315	1,316,064
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.00%, 12/31/38	3,000	3,012,459
AMT, 5.00%, 06/30/42	2,620	2,605,247
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, RB, Series A, AMT, 5.25%, 12/01/44	1,500	1,595,862
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series A, 4.00%, 12/01/51	5,680	5,408,814
Redevelopment Authority of The County of Washington, Refunding TA
4.00%, 07/01/23	195	194,892
5.00%, 07/01/28	600	604,378

		31,160,676

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation — 9.9%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
AMT, (AGM), 4.00%, 07/01/40	$1,075	$1,014,483
Series B, AMT, 5.00%, 07/01/37	1,800	1,840,055
Delaware River Joint Toll Bridge Commission, RB, 5.00%, 07/01/42	4,045	4,203,896
Pennsylvania Turnpike Commission, RB
Series A-1, 5.00%, 12/01/41	100	102,895
Sub-Series A-3, (AGM), 0.00%, 12/01/40(c)	1,820	814,925
Sub-Series A-3, 0.00%, 12/01/42(c)	5,740	2,229,244
Sub-Series B-1, 5.00%, 06/01/42	5,205	5,364,486
Sub-Series B-1, 5.25%, 06/01/47	1,000	1,027,908
1st Series, Subordinate, 5.00%, 12/01/40	2,965	3,189,003
Series A, Subordinate, 5.00%, 12/01/37	2,660	2,836,443
Series A, Subordinate, 4.00%, 12/01/44	1,700	1,618,198
Series A, Subordinate, 4.00%, 12/01/50	2,500	2,319,392
Pennsylvania Turnpike Commission, Refunding RB
Series B, 5.25%, 12/01/52	1,225	1,322,098
Series B-2, (AGM), 5.00%, 06/01/35	2,900	3,076,442
Series C, 4.00%, 12/01/51	5,000	4,659,960
Susquehanna Area Regional Airport Authority, Refunding RB, AMT, 5.00%, 01/01/38	2,200	2,234,104

		37,853,532

Utilities — 7.3%
Allegheny County Sanitary Authority, RB, 5.00%, 06/01/45	1,425	1,490,757
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB
Series C, 5.50%, 06/01/47	3,100	3,436,359
Series A, AMT, 5.00%, 10/01/43	3,460	3,626,710
Series A, AMT, 5.25%, 10/01/52	1,190	1,238,689
New Kensington Municipal Sanitary Authority, RB, (AGM), 3.25%, 12/01/47	2,055	1,618,167
Oxford Area Sewer Authority, Refunding RB
(BAM), 3.00%, 07/01/46	2,395	1,906,293
(BAM), 2.38%, 07/01/55	915	527,142
Pennsylvania Economic Development Financing Authority, Refunding RB, Class B, 5.20%, 12/01/38(a)	2,500	2,500,000
Philadelphia Gas Works Co., Refunding RB
5.00%, 08/01/30	700	720,506
5.00%, 08/01/31	900	926,339
5.00%, 08/01/32	1,200	1,235,303
5.00%, 08/01/33	600	618,631
5.00%, 08/01/34	1,050	1,081,159
Pittsburgh Water & Sewer Authority, RB, Series A, 1st Lien, (AGM), 5.00%, 09/01/44	2,045	2,159,884
Pittsburgh Water & Sewer Authority, Refunding RB, Series C, (AGM), 4.06%, 09/01/40(a)	3,620	3,596,423
Williamsport Sanitary Authority, Refunding RB, (BAM), 4.00%, 01/01/40	1,420	1,412,546

		28,094,908

Total Municipal Bonds in Pennsylvania		350,080,809

Security	Par (000)	Value

Puerto Rico — 3.2%

State — 3.2%
Commonwealth of Puerto Rico, GO, Series A1, Restructured, 5.63%, 07/01/29	$1,643	$1,744,678
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A1, Restructured, 0.00%, 07/01/46(c)	6,252	1,683,945
Series A1, Restructured, 4.75%, 07/01/53	4,797	4,409,743
Series A-2, Restructured, 4.78%, 07/01/58	2,660	2,433,275
Series A-2, Restructured, 4.33%, 07/01/40	1,950	1,802,067
Series B1, Restructured, 0.00%, 07/01/46(c)	925	240,547

Total Municipal Bonds in Puerto Rico		12,314,255

Total Long-Term Investments — 94.4% (Cost: $379,708,032)		362,395,064

	Shares

Short-Term Securities

Money Market Funds — 5.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.22%(h)(i)	20,846,287	20,846,287

Total Short-Term Securities — 5.4% (Cost: $20,843,428)		20,846,287

Total Investments — 99.8% (Cost: $400,551,460)		383,241,351
Other Assets Less Liabilities — 0.2%		768,872

Net Assets — 100.0%		$384,010,223

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	When-issued security.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) May 31, 2023	BlackRock Pennsylvania Municipal Bond Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$14,915,694	$5,938,283	(a)	$—	$(9,775)	$2,085	$20,846,287	20,846,287	$298,092	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$3,498,025	$—	$3,498,025

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(556,366)	$—	$(556,366)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$20,829,459

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$362,395,064	$—	$362,395,064
Short-Term Securities
Money Market Funds	20,846,287	—	—	20,846,287

	$20,846,287	$362,395,064	$—	$383,241,351

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2023	BlackRock Impact Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.1%
Sumter County Industrial Development Authority, RB, AMT, 6.00%, 07/15/52(a)	$100	$70,568

Arizona — 2.3%
Arizona Industrial Development Authority, RB
5.25%, 07/01/43(b)	150	143,724
Series A, 4.00%, 02/01/50	1,000	932,078

		1,075,802

Arkansas — 2.5%
Arkansas Development Finance Authority, RB, 5.70%, 05/01/53	100	100,309
University of Arkansas, RB, Series A, 5.00%, 04/01/47	1,000	1,084,335

		1,184,644

California — 7.5%
California Community Choice Financing Authority, RB(a)
Series A, 4.00%, 10/01/52	1,500	1,481,952
Series C, 5.25%, 01/01/54	585	604,529
California School Finance Authority, RB, 5.00%, 08/01/42(b)	125	124,153
California State Public Works Board, RB, Series D, 4.00%, 05/01/45	1,000	971,930
CSCDA Community Improvement Authority, RB, M/F Housing(b)
3.25%, 04/01/57	250	168,824
Series A-2, 3.00%, 02/01/57	350	229,453

		3,580,841

Colorado — 1.8%
Colorado School of Mines, RB, Series A, (AGM), 5.25%, 12/01/47	290	312,793
Denver City & County School District No. 1, GO, Series A, AMT, (SAW), 5.00%, 12/01/42	500	555,895

		868,688

Connecticut — 5.1%
Connecticut State Health & Educational Facilities Authority, RB, 5.25%, 07/15/48	180	192,236
State of Connecticut, GO, Series B, 5.00%, 01/15/42	1,000	1,098,566
University of Connecticut, RB, Series A, AMT, 5.00%, 05/01/39	1,000	1,116,066

		2,406,868

Delaware — 0.2%
Affordable Housing Opportunities Trust, RB, Series AH-01, Class B, 6.88%, 05/01/39(b)(c)	80	73,336

District of Columbia — 2.8%
District of Columbia, RB, Class A, AMT, 5.50%, 02/28/34	1,000	1,093,073
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 4.13%, 07/15/47	250	244,561

		1,337,634

Florida — 5.5%
Brevard County Health Facilities Authority, Refunding RB, Series A, 4.00%, 04/01/52	1,000	903,508
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 4.00%, 10/01/48	1,000	941,670

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp., RB
Series A, 4.00%, 06/15/42	$500	$411,207
Series A, 5.00%, 06/15/47	375	359,248

		2,615,633

Georgia — 0.7%
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series A, 4.00%, 06/01/49	325	323,375

Illinois — 5.5%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/47	500	489,170
Series A, AMT, 5.00%, 12/01/33	500	519,038
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/57	1,200	1,232,857
Illinois Housing Development Authority, RB, S/F Housing, Series G, (FHLMC, FNMA, GNMA), 6.25%, 10/01/52	350	379,977

		2,621,042

Kentucky — 3.2%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(b)	500	459,505
Louisville/Jefferson County Metropolitan Government, RB, Series A, (AGM), 5.00%, 05/15/47	1,000	1,065,782

		1,525,287

Louisiana — 2.6%
Jefferson Parish Consolidated Sewerage District No. 1, RB, (BAM), 4.00%, 02/01/39	1,000	986,732
Louisiana Public Facilities Authority, RB, Series A, 6.38%, 06/01/52(b)	250	237,034

		1,223,766

Maine — 0.1%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(b)	100	61,847

Maryland — 1.5%
Maryland Economic Development Corp., RB, Class B, AMT, 5.25%, 06/30/47	715	726,752

Massachusetts — 5.5%
Massachusetts Bay Transportation Authority Assessment Revenue, Refunding RB, Series A, 5.00%, 07/01/52	1,500	1,642,569
University of Massachusetts Building Authority, RB, Series 1, 4.00%, 11/01/46	1,000	979,966

		2,622,535

Michigan — 5.1%
Ludington Area School District, GO, Series II, (BAM Q-SBLF), 4.00%, 05/01/51	1,000	918,941
Michigan Finance Authority, RB, 4.00%, 02/15/47	500	466,550
Michigan State Housing Development Authority, RB, M/F Housing, 5.10%, 10/01/53	1,000	1,024,306

		2,409,797

Minnesota — 1.8%
Duluth Economic Development Authority, RB, Class B, 5.25%, 06/15/42	500	505,000
Minnesota Housing Finance Agency, RB, S/F Housing, Series N, (FHLMC, FNMA, GNMA), 6.00%, 01/01/53	340	365,368

		870,368

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) May 31, 2023	BlackRock Impact Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mississippi — 0.2%
Mississippi Business Finance Corp., RB, AMT, 7.75%, 07/15/47(a)	$100	$88,643

New Hampshire — 1.5%
New Hampshire Business Finance Authority, RB, M/F Housing, Series 2022, 4.38%, 09/20/36	741	714,707

New Jersey — 0.3%
Camden County Improvement Authority, RB, 6.00%, 06/15/47	115	120,510

New York — 14.7%
Battery Park City Authority, RB, 4.00%, 11/01/44	1,500	1,511,224
Build NYC Resource Corp., RB
5.75%, 06/01/42(b)	250	251,213
Series A, 5.00%, 07/01/32	245	228,351
Metropolitan Transportation Authority, Refunding RB, Series A-1, 5.00%, 11/15/49	1,000	1,021,759
Nassau County Local Economic Assistance Corp., RB, 5.00%, 07/01/43	1,000	1,014,261
New York City Housing Development Corp., RB, M/F Housing, Class F-1, 4.75%, 11/01/47	1,000	1,002,251
New York City Municipal Water Finance Authority, RB, Series CC-1, 4.00%, 06/15/52	1,000	963,842
New York Power Authority, RB, (AGM), 4.00%, 11/15/40	1,000	989,766

		6,982,667

North Carolina — 0.5%
North Carolina Housing Finance Agency, RB, S/F Housing, (FHLMC, FNMA, GNMA), 3.75%, 07/01/52	250	244,872

North Dakota — 0.5%
North Dakota Housing Finance Agency, RB, S/F Housing, Series A, 4.00%, 01/01/53	230	227,499

Ohio — 0.3%
Southern Ohio Port Authority, RB, Series A, AMT, 7.00%, 12/01/42(b)	200	149,462

Oregon — 2.0%
Port of Portland Oregon Airport Revenue, Refunding ARB, 29th Series, AMT, 5.50%, 07/01/48	410	446,521
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series A, AMT, 4.00%, 07/01/51	520	518,208

		964,729

Pennsylvania — 5.6%
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series C, 5.50%, 06/01/47	1,000	1,108,503
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 2022, 4.25%, 10/01/52	470	469,334
Southeastern Pennsylvania Transportation Authority, RB, 5.25%, 06/01/47	1,000	1,100,727

		2,678,564

Security	Par (000)	Value

Tennessee — 0.4%
Tennessee Housing Development Agency, Refunding RB, S/F Housing, Series 1, 3.75%, 07/01/52	$200	$196,326

Texas — 6.6%
Arlington Higher Education Finance Corp., RB
(PSF), 5.00%, 08/15/47	500	532,236
Series A, 5.25%, 08/15/32	250	242,923
City of El Paso Texas Water & Sewer Revenue, Refunding RB, 5.00%, 03/01/46	1,000	1,068,984
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 6.63%, 10/01/43	100	91,500
Tarrant County Cultural Education Facilities Finance Corp., RB, Class F, 5.00%, 11/15/52(a)	415	458,272
Texas State Technical College, RB, (AGM), 5.50%, 08/01/42	665	747,118

		3,141,033

Utah — 3.7%
University of Utah, RB, Series A, 4.00%, 08/01/43	1,500	1,501,788
Utah Infrastructure Agency, RB, 5.00%, 10/15/32	250	256,117

		1,757,905

Virginia — 2.1%
Henrico County Economic Development Authority, RB, Class A, 5.00%, 10/01/47	1,000	1,014,046

Total Long-Term Investments — 92.2% (Cost: $45,499,083)		43,879,746

	Shares

Short-Term Securities

Money Market Funds — 6.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.22%(d)(e)	3,006,316	3,006,316

Total Short-Term Securities — 6.3% (Cost: $3,005,961)		3,006,316

Total Investments — 98.5% (Cost: $48,505,044)		46,886,062
Other Assets Less Liabilities — 1.5%		693,203

Net Assets — 100.0%		$47,579,265

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Impact Municipal Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$1,983,841	$1,022,541(a	)	$—	$(219)	$153	$3,006,316	3,006,316	$35,283	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	27	09/20/23	$3,090	$(6,784)
U.S. Long Bond	31	09/20/23	3,983	(40,241)
5-Year U.S. Treasury Note	12	09/29/23	1,309	2,700

				$(44,325)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts	$—	$—	$—	$—	$2,700	$—	$2,700

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts	$—	$—	$—	$—	$47,025	$—	$47,025

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$657,464	$—	$657,464

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(106,773)	$—	$(106,773)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$8,551,272

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) May 31, 2023	BlackRock Impact Municipal Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$43,806,410	$73,336	$43,879,746
Short-Term Securities
Money Market Funds	3,006,316	—	—	3,006,316

	$3,006,316	$43,806,410	$73,336	$46,886,062

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$2,700	$—	$—	$2,700
Liabilities
Interest Rate Contracts	(47,025)	—	—	(47,025)

	$(44,325)	$—	$—	$(44,325)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2023	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Chemicals — 0.3%
Community Preservation Corp., Series 2020,
Class C, 2.87%, 02/01/30	$17,450	$14,709,505

Commercial Services & Supplies — 0.1%
Conservation Fund A Nonprofit Corp., Series 2019, 3.47%, 12/15/29	2,677	2,300,144

Education — 0.1%
Chapman University, 3.00%, 04/01/51	3,495	2,459,416

Health Care Providers & Services — 0.3%
Baylor Scott & White Holdings, Series 2021, 2.84%, 11/15/50	1,046	695,223
Hackensack Meridian Health, Inc., Series 2020, 2.68%, 09/01/41	12,500	8,741,542
OhioHealth Corp., 2.83%, 11/15/41	10,000	7,294,142

		16,730,907

Industrial Conglomerates — 0.6%
Grand Canyon University, 5.13%, 10/01/28	35,874	32,483,548

Total Corporate Bonds — 1.4% (Cost: $83,042,000)		68,683,520

Municipal Bonds

Alabama — 1.2%
Alabama Federal Aid Highway Finance Authority, Refunding RB
Series B, 2.16%, 09/01/32	4,000	3,279,552
Series B, 2.26%, 09/01/33	6,300	5,106,263
Black Belt Energy Gas District, RB, Series C-1, 5.25%, 02/01/53(a)	26,150	27,307,870
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	18,605	18,303,320
County of Jefferson Alabama Sewer Revenue, Refunding RB, Series D, Sub Lien, 7.00%, 10/01/51	3,000	3,175,455
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 5.25%, 05/01/44(b)	3,540	3,132,673

		60,305,133

Alaska — 0.2%
State of Alaska International Airports System, Refunding RB
Series B, 5.00%, 10/01/32	5,000	5,198,750
Series B, 5.00%, 10/01/34	5,000	5,198,795

		10,397,545

Arizona — 2.1%
Arizona Industrial Development Authority, RB(b)
7.10%, 01/01/55	3,195	3,266,213
Series A, 5.00%, 07/01/39	1,335	1,239,379
Series A, 5.00%, 07/01/49	2,075	1,810,330
Arizona Industrial Development Authority, RB, M/F Housing, Series 2019-2, Class A, 3.63%, 05/20/33	21,065	19,484,573
Chandler Industrial Development Authority, RB, Series 2, AMT, 5.00%, 09/01/52(a)	25,000	25,787,250
City of Phoenix Civic Improvement Corp., ARB, Series A, AMT, 5.00%, 07/01/47	10,000	10,207,050

Security	Par (000)	Value

Arizona (continued)
City of Phoenix Civic Improvement Corp., Refunding RB, Series D, Junior Lien, 5.00%, 07/01/37	$5,000	$5,268,020
Maricopa County Industrial Development Authority, RB
Series A, 5.00%, 09/01/31	1,000	1,098,697
Series A, 5.00%, 09/01/32	1,000	1,098,346
Series A, 5.00%, 09/01/34	1,000	1,088,369
Maricopa County Pollution Control Corp., Refunding RB, 2.40%, 06/01/35	30,000	23,016,225
Salt River Project Agricultural Improvement & Power District, RB, 5.00%, 01/01/47	5,000	5,363,645
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 12/01/45.	10,000	10,290,590

		109,018,687

Arkansas(b) — 0.4%
Arkansas Development Finance Authority, RB
Series A, AMT, 4.50%, 09/01/49	8,475	7,491,290
Series A, AMT, 4.75%, 09/01/49	16,695	15,552,294

		23,043,584

California — 15.2%
Antelope Valley Community College District, Refunding GO, Series A, Election 2016, 4.00%, 08/01/46	10,000	9,903,060
Bay Area Toll Authority, Refunding RB, Series A, 2.00%, 04/01/56(a)	5,000	4,578,055
California Community Choice Financing Authority, RB, Series C, 5.25%, 01/01/54(a)	5,000	5,166,910
California Community Housing Agency, RB, M/F Housing, Series A-2, 4.00%, 08/01/51(b)	1,915	1,292,160
California Enterprise Development Authority, RB, 10.00%, 11/15/32(b)	670	663,502
California Health Facilities Financing Authority, RB
5.00%, 02/01/36	5,000	5,370,755
5.00%, 02/01/37	5,000	5,334,850
California Housing Finance Agency, RB, Series 2, 4.00%, 03/20/33	18,365	17,729,880
California Housing Finance Agency, RB, M/F Housing
Class A, 3.25%, 08/20/36	15,654	13,985,164
Series A, AMT, 4.25%, 01/15/35	19	18,248
California Infrastructure & Economic Development Bank, RB
4.00%, 10/01/47	7,480	7,455,114
5.00%, 05/15/52	10,000	10,524,650
California Municipal Finance Authority, RB
5.38%, 07/01/34(b)	1,000	1,000,552
5.63%, 07/01/44(b)	2,760	2,666,395
6.00%, 07/01/44	1,960	1,961,746
Series A, 6.00%, 08/01/44(b)	330	330,199
Series A, 6.13%, 08/01/49(b)	285	285,229
RB, AMT, 0.70%, 12/01/44(a)	3,000	2,947,731
California Municipal Finance Authority, RB, S/F Housing, Series B, 5.88%, 08/15/49	1,000	999,977
California Pollution Control Financing Authority, RB(b) AMT, 5.00%, 07/01/37	10,000	10,033,920
Series A, AMT, 5.00%, 11/21/45	30,000	30,003,600
California Pollution Control Financing Authority, Refunding RB, Series B-2, AMT, 3.13%, 11/01/40(a)	12,090	11,746,257

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) May 31, 2023	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
California Public Finance Authority, Refunding RB, Series A, 5.00%, 08/01/47	$10,000	$10,414,360
California School Finance Authority, RB, Series A, 6.75%, 11/01/45(b)	1,395	1,410,394
California Statewide Communities Development Authority, Refunding RB
1.75%, 09/01/29	20,000	17,748,540
Series A, 5.25%, 11/01/44(b)	625	505,568
Series B, 1.45%, 04/01/28	10,000	8,449,370
Chaffey Joint Union High School District, GO, Series C, Election of 2012, 5.25%, 08/01/47	10,000	10,500,840
Chino Valley Unified School District, GO, Series A, Election 2016, 5.25%, 08/01/47	10,000	10,564,080
City of Los Angeles Department of Airports, ARB
AMT, 5.00%, 05/15/32	6,765	7,548,488
Series A, AMT, 5.00%, 05/15/45	5,000	5,088,550
Series A, AMT, 5.25%, 05/15/48	10,000	10,337,550
Series A, AMT, Subordinate, 5.00%, 05/15/30	5,000	5,439,515
City of Los Angeles Department of Airports, Refunding ARB
AMT, 5.00%, 05/15/37	4,100	4,363,527
Series A, AMT, 5.00%, 05/15/40	5,000	5,256,775
Series A, AMT, 5.00%, 05/15/46	10,000	10,290,250
AMT, Subordinate, 5.00%, 05/15/30(c)	30	33,289
AMT, Subordinate, 5.00%, 05/15/31	18,995	21,240,646
AMT, Subordinate, 5.00%, 05/15/31(c)	775	866,296
AMT, Subordinate, 5.00%, 11/15/31(d)	2,655	2,983,004
AMT, Subordinate, 5.00%, 05/15/33	9,470	10,501,264
AMT, Subordinate, 5.00%, 05/15/34	4,735	5,286,410
AMT, Subordinate, 5.00%, 05/15/35	10,105	11,208,779
AMT, Subordinate, 5.00%, 05/15/36	13,690	15,071,170
City of San Francisco California Public Utilities
Commission Water Revenue, RB, Series C,
4.00%, 11/01/50	5,050	4,811,610
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series A, 5.00%, 11/01/50	24,515	26,419,448
Cloverdale Unified School District, Refunding GO, Series B, 4.00%, 08/01/49	5,000	4,852,330
CMFA Special Finance Agency XII, RB, M/F Housing, 4.38%, 08/01/49(b)	3,490	2,701,445
Contra Costa Water District, Refunding RB, Series W, 4.00%, 10/01/46	10,000	10,010,090
CSCDA Community Improvement Authority, RB, M/F Housing(b)
4.00%, 07/01/56	12,210	8,784,421
3.25%, 05/01/57	2,365	1,647,686
4.00%, 07/01/58	5,880	4,175,835
Series B, 4.00%, 07/01/58	6,700	4,650,014
Mezzanine Lien, 4.00%, 06/01/57	4,610	3,239,659
Series B, Mezzanine Lien, 4.00%, 12/01/59	8,355	5,366,926
Senior Lien, 3.13%, 06/01/57	8,865	5,967,297
Series B, Sub Lien, 4.00%, 12/01/59	10,420	7,063,760
East Bay Municipal Utility District Water System
Revenue, RB, Series A, 5.00%, 06/01/42	10,000	10,609,550
Folsom Cordova Unified School District School
Facilities Improvement Dist No. 5, GO, Series A,
Election 2014, 4.00%, 10/01/40	10,000	10,059,510
Fresno Unified School District, Refunding GO, Series B, 4.00%, 08/01/46	10,000	9,747,010

Security	Par (000)	Value

California (continued)
Glendale Community College District, GO, Series B, 0.00%, 08/01/39(e)	$6,755	$3,281,147
Golden State Tobacco Securitization Corp., Refunding RB
Class B, (SAP), 2.35%, 06/01/30	8,000	6,739,792
Series B-2, Subordinate, 0.00%, 06/01/66(e)	5,000	503,550
Long Beach Unified School District, GO
5.00%, 08/01/40	4,005	4,536,952
5.00%, 08/01/41	6,810	7,650,177
5.00%, 08/01/43	8,345	9,296,280
4.00%, 08/01/46	11,360	11,030,151
4.00%, 08/01/53	7,500	7,248,075
Los Angeles Department of Water & Power, RB, 5.00%, 07/01/51	22,475	24,370,294
Los Angeles Department of Water & Power, Refunding RB, Series B, 5.00%, 07/01/41	10,000	10,982,770
Los Angeles Unified School District, GO, 4.00%, 07/01/36	5,000	5,155,890
Municipal Improvement Corp. of Los Angeles, Refunding RB, 5.00%, 11/01/40	5,000	5,554,260
Northern California Gas Authority No. 1, RB, Series B, 4.19%, 07/01/27(a)	3,600	3,552,714
Peralta Community College District, GO, Series B, 5.50%, 08/01/52	5,000	5,729,475
Poway Unified School District, Refunding GO(e)
0.00%, 08/01/35	5,950	3,874,545
0.00%, 08/01/38	22,210	12,132,812
Sacramento Municipal Utility District, Refunding RB, Series H, 4.00%, 08/15/45	4,925	4,869,170
San Diego County Regional Airport Authority, ARB
Series B, AMT, 5.00%, 07/01/31	5,750	6,261,434
Series B, AMT, Subordinate, 5.00%, 07/01/28	5,245	5,615,502
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series A, AMT, 5.00%, 05/01/32	5,000	5,540,365
San Francisco City & County Public Utilities Commission Wastewater Revenue, RB, Series C, 2.13%, 10/01/48(a)	18,000	17,973,090
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB
Series A, 5.00%, 10/01/44	5,000	5,504,960
Series A, 5.00%, 10/01/45	5,000	5,492,315
San Francisco City & County Redevelopment Agency Successor Agency, TA(b)(e)
Series D, 0.00%, 08/01/26	1,170	1,012,420
Series D, 0.00%, 08/01/43	20,000	7,412,640
San Mateo County Community College District, GO(e)
Series B, Election 2005, (NPFGC), 0.00%, 09/01/35	11,000	6,981,832
Series B, Election 2005, (NPFGC), 0.00%, 09/01/36	21,650	13,447,335
Santa Clara County Financing Authority, RB,
Series A, 4.00%, 05/01/45	13,845	13,470,936
Santa Clara Valley Water District, Refunding RB
Series A, 5.00%, 06/01/48	4,915	5,412,521
Series A, 5.00%, 06/01/49	5,160	5,662,641
Series A, 5.00%, 06/01/50	5,415	5,929,441
Series A, 5.00%, 06/01/51	5,690	6,216,814
Series A, 5.00%, 06/01/52	5,675	6,191,476

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
State of California Department of Water Resources, Refunding RB, Series BC, 1.41%, 12/01/29	$4,600	$3,794,945
State of California, Refunding GO
6.00%, 03/01/33	7,485	8,298,200
4.00%, 03/01/36	10,000	10,387,440
5.00%, 10/01/36	8,830	10,257,422
5.00%, 09/01/41	2,385	2,655,733
5.00%, 11/01/43	9,500	9,559,812
5.00%, 10/01/45	16,575	18,526,971
5.25%, 09/01/47	2,150	2,424,207
5.25%, 10/01/50	9,800	11,072,452
Walnut Creek Elementary School District Contra Costa County, GO, 4.00%, 09/01/52	18,625	17,765,866

		778,590,034

Colorado — 1.5%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/36	5,000	5,482,635
City of Colorado Springs Colorado Utilities System Revenue, RB
Series B, 5.00%, 11/15/47	6,520	7,109,375
Series B, 5.25%, 11/15/52	13,000	14,366,274
Colorado Health Facilities Authority, Refunding RB
Series A, 5.00%, 08/01/30	10,000	10,760,285
Series A, 5.00%, 08/01/31	5,000	5,367,990
Series A, 5.00%, 08/01/32	5,000	5,356,330
Series A, 5.00%, 08/01/35	5,000	5,320,435
Series A, 5.00%, 08/01/36	10,000	10,579,860
Flying Horse Metropolitan District No. 3, Refunding GO, 6.00%, 12/01/49(b)	2,965	2,789,798
Plaza Metropolitan District No. 1, Refunding TA, 4.00%, 12/01/23(b)	1,000	990,681
Public Authority for Colorado Energy, RB, 6.25%, 11/15/28	5,000	5,273,595
STC Metropolitan District No. 2, Refunding GO, Series A, 4.00%, 12/01/29	1,000	920,667
Village at Dry Creek Metropolitan District No. 2, GO, 4.38%, 12/01/44	2,483	2,003,255

		76,321,180

Connecticut — 1.5%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing
0.55%, 05/15/26	1,000	921,161
0.60%, 11/15/26	1,000	909,736
0.75%, 11/15/27	2,250	2,001,382
0.85%, 05/15/28	2,940	2,589,937
0.90%, 11/15/28	1,150	1,000,953
1.05%, 05/15/29	3,000	2,596,572
1.10%, 11/15/29	5,630	4,817,056
1.30%, 05/15/30	3,450	2,950,261
1.35%, 11/15/30	4,050	3,430,868
1.45%, 05/15/31	1,220	1,047,651
1.50%, 11/15/31	4,910	4,190,277
1.60%, 05/15/32	3,740	3,188,099
1.70%, 05/15/34	2,635	2,161,612
Connecticut State Health & Educational Facilities Authority, RB 5.25%, 07/15/48	1,760	1,879,643

Security	Par (000)	Value

Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, RB (continued)
Series A-1, 5.00%, 10/01/54(b)	$2,370	$1,838,497
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	10,000	10,223,410
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)	10,450	10,472,342
Mohegan Tribe of Indians of Connecticut, Refunding RB(b)
Series C, 5.75%, 02/01/24	3,320	3,313,108
Series C, 5.75%, 02/01/25	3,755	3,742,417
Series C, 6.25%, 02/01/30	4,930	5,006,750
State of Connecticut Special Tax Revenue, RB, Series D, 4.00%, 11/01/39	10,000	10,019,240

		78,300,972

Delaware — 0.3%
Affordable Housing Opportunities Trust, RB,
Series AH-01, Class B, 6.88%, 05/01/39(b)(f)	15,003	13,771,481

District of Columbia — 1.0%
District of Columbia Water & Sewer Authority, RB, Series A, 5.00%, 10/01/52	10,000	10,392,040
District of Columbia, RB, Series A, 5.00%, 07/01/47	15,400	16,695,556
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
5.25%, 10/01/42(g)	1,500	1,608,017
5.25%, 10/01/43(g)	1,750	1,873,492
AMT, 5.00%, 10/01/27	5,000	5,247,235
AMT, 5.00%, 10/01/42	10,000	10,274,910
Series A, AMT, 5.00%, 10/01/30	5,000	5,073,165

		51,164,415

Florida — 5.0%
Alta Lakes Community Development District, SAB
3.50%, 05/01/24	100	99,066
3.75%, 05/01/29	550	531,302
4.40%, 05/01/39	1,030	938,159
4.63%, 05/01/49	1,775	1,546,845
Babcock Ranch Community Independent Special District, SAB
4.75%, 11/01/26	335	334,182
5.00%, 11/01/31	500	490,865
5.25%, 11/01/46	3,460	3,233,730
Brevard County Health Facilities Authority, Refunding RB(b)
4.00%, 11/15/31	580	535,158
4.00%, 11/15/45	1,575	1,245,033
4.00%, 11/15/55	2,340	1,725,528
Canaveral Port Authority, ARB
Series B, 5.00%, 06/01/48	5,000	5,207,470
Series A, AMT, 5.00%, 06/01/45	5,000	5,130,465
Capital Trust Agency, Inc., RB
4.88%, 06/15/56(b)	12,000	9,287,952
Series A, 5.00%, 12/15/39	1,775	1,757,151
Series A, 5.00%, 06/15/49(b)	5,000	4,353,490
Series A-2, 5.00%, 01/01/26(b)	1,760	1,748,998
Celebration Pointe Community Development District No. 1, SAB
4.75%, 05/01/24	50	49,996
5.00%, 05/01/34	710	694,380

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) May 31, 2023	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Celebration Pointe Community Development District
No. 1, SAB (continued)
5.13%, 05/01/45	$985	$917,610
Charles Cove Community Development District, SAB, 4.00%, 05/01/52	1,160	893,461
Charlotte County Industrial Development Authority, RB, AMT, 5.50%, 10/01/36(b)	3,220	3,237,716
City of St Petersburg Florida Public Utility Revenue, RB, Series B, 5.00%, 10/01/52	5,000	5,341,285
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, 5.00%, 10/01/47	4,000	4,378,184
Collier County Industrial Development Authority, Refunding RB, Series A, 8.25%, 05/15/49(b)(h)(i)	1,000	110,000
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/49	16,000	16,322,976
County of Broward Florida Tourist Development Tax Revenue, Refunding RB, 4.00%, 09/01/47	10,000	9,059,110
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series C, 4.06%, 10/01/31	5,120	4,791,368
County of Miami-Dade Florida, RB(e)
0.00%, 10/01/38	30,000	14,894,730
0.00%, 10/01/44	10,000	3,596,190
Series C, (AGC), 0.00%, 10/01/44	38,000	13,823,830
County of Miami-Dade Florida, Refunding RB, Series A, (AGC), 0.00%, 10/01/45(e)	10,000	3,416,250
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.00%, 10/01/34	3,400	3,707,941
Series A, AMT, 5.00%, 10/01/35	1,650	1,788,036
Series A, AMT, 5.00%, 10/01/36	1,300	1,396,820
Series B-2, AMT, Subordinate, 4.00%, 10/01/50	6,005	5,513,635
County of Palm Beach Florida, RB(b)
5.00%, 04/01/39	2,700	2,580,274
5.00%, 04/01/51	1,305	1,166,500
County of Pasco Florida, RB, (AGM), 5.00%, 09/01/48	1,000	1,032,989
County of Sarasota Florida Utility System Revenue, RB, 5.25%, 10/01/52	19,790	21,769,554
Crossings At Fleming Island Community Development District, Refunding SAB, Series A-3, Senior Lien, 6.50%, 05/01/44	2,130	2,143,387
Duval County Public Schools, COP
Series A, AMT, (AGM), 5.00%, 07/01/30	5,750	6,430,311
Series A, AMT, (AGM), 5.00%, 07/01/31	6,500	7,261,767
Epperson North Community Development District, SAB, Series A, 4.00%, 11/01/51	970	730,309
Florida Development Finance Corp., RB(b)
6.50%, 06/30/57	5,810	5,610,275
Series A, 5.75%, 06/15/29	365	366,506
Series A, 6.00%, 06/15/34	440	442,965
Series A, 6.13%, 06/15/44	1,685	1,688,673
Series C, 5.75%, 12/15/56	4,090	3,296,213
AMT, 5.00%, 05/01/29	1,140	1,060,332
Florida Development Finance Corp., Refunding RB
5.00%, 11/15/28	1,050	1,127,027
5.00%, 11/15/29	1,350	1,465,439
5.00%, 11/15/30	1,500	1,645,621
5.00%, 11/15/32	1,800	1,995,631
Series A, 4.50%, 12/15/56(b)	11,970	8,644,124

Security	Par (000)	Value

Florida (continued)
Florida Housing Finance Corp., RB, S/F Housing
(FHLMC, FNMA, GNMA), 3.80%, 07/01/43	$2,125	$2,141,161
Class 1, (FHLMC, FNMA, GNMA), 3.70%, 07/01/38	2,130	2,140,933
Series 1, (FHLMC, FNMA, GNMA), 1.80%, 07/01/36	2,495	2,039,994
Greater Orlando Aviation Authority, ARB, Series A, AMT, 5.00%, 10/01/46	10,000	10,171,150
Harbor Bay Community Development District, Refunding SAB, Series A-2, 3.75%, 05/01/34	1,005	895,277
Harbor Bay Community Development District, SAB
Series A-1, 3.88%, 05/01/39	2,170	1,854,495
Series A-1, 4.10%, 05/01/48	1,400	1,128,970
Lakewood Ranch Stewardship District, SAB
4.25%, 05/01/25	125	124,276
2.13%, 05/01/26	140	133,593
4.25%, 05/01/26	540	533,989
2.63%, 05/01/31	260	229,383
4.88%, 05/01/35	1,100	1,068,040
4.40%, 05/01/39	490	446,309
3.13%, 05/01/41	645	479,210
4.88%, 05/01/45	2,215	2,019,048
5.13%, 05/01/46	4,985	4,591,320
4.50%, 05/01/49	1,370	1,170,558
4.00%, 05/01/51	925	708,677
Midtown Miami Community Development District, Refunding SAB, Series B, 5.00%, 05/01/37	1,870	1,835,420
Portico Community Development District, Refunding SAB
Series 1, 3.20%, 05/01/31	995	900,591
Series 1, 3.50%, 05/01/37	1,245	1,041,171
Reunion East Community Development District, SAB
2.40%, 05/01/26	220	211,374
2.85%, 05/01/31	500	448,819
4.00%, 05/01/51	2,685	2,086,242
Sawyers Landing Community Development District, SAB
3.75%, 05/01/31	1,550	1,401,891
4.13%, 05/01/41	2,525	2,021,520
Sterling Hill Community Development District, Refunding SAB, Series B, 5.50%, 11/01/10(h)(i)	143	90,783
Sumter Landing Community Development District, RB, 4.17%, 10/01/47	2,030	1,814,879
Talavera Community Development District, SAB
4.35%, 05/01/40	495	444,413
4.50%, 05/01/50	770	654,277
Tolomato Community Development District, Refunding SAB, Series 2015-2, 6.61%, 05/01/40(j)	490	445,910
Tolomato Community Development District, SAB, Series 2015-3, 6.61%, 05/01/40(h)(i)	535	5
Trout Creek Community Development District, SAB
5.50%, 05/01/35	2,325	2,330,738
5.63%, 05/01/45	3,605	3,557,926
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36	1,500	1,474,905
Westside Haines City Community Development District, SAB
2.50%, 05/01/26	190	182,440

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Westside Haines City Community Development District, SAB (continued)
3.00%, 05/01/31	$435	$391,089
3.25%, 05/01/41	2,025	1,524,529

		257,292,114

Georgia — 2.8%
Atlanta Urban Redevelopment Agency, RB(b)
2.38%, 07/01/26	1,065	1,007,641
2.88%, 07/01/31	1,930	1,655,683
3.63%, 07/01/42	5,605	4,534,641
3.88%, 07/01/51	2,630	2,051,095
City of Atlanta Georgia Department of Aviation, Refunding RB
Series B, 5.00%, 07/01/29	1,095	1,213,246
Series C, AMT, 5.00%, 07/01/30	1,315	1,424,993
Series C, AMT, 5.00%, 07/01/31	1,730	1,888,991
Clarke County Hospital Authority, Refunding RB, 5.00%, 07/01/46	10,000	10,154,900
County of DeKalb Georgia Water & Sewerage Revenue, Refunding RB
5.00%, 10/01/28	5,000	5,557,725
5.00%, 10/01/29	10,000	11,307,360
5.00%, 10/01/30	5,000	5,747,165
5.00%, 10/01/31	5,000	5,838,285
5.00%, 10/01/46	11,820	12,933,562
5.00%, 10/01/47	9,865	10,768,457
5.00%, 10/01/48	12,395	13,493,172
5.00%, 10/01/49	7,210	7,832,908
Development Authority of Cobb County, RB, Series A, 5.00%, 06/01/49	10,000	10,341,840
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	3,355	2,931,418
Georgia Housing & Finance Authority, RB, S/F Housing
Series B, 3.55%, 12/01/42	10,000	8,707,260
Series B1, 3.65%, 06/01/44	9,670	9,102,303
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series A, 2.40%, 12/01/41	4,245	3,100,913
Gwinnett County School District, GO, Series B, 5.00%, 08/01/27	5,000	5,435,210
State of Georgia, Refunding GO, Series A, 4.00%, 07/01/35	5,000	5,296,595

		142,325,363

Hawaii — 0.4%
Kauai County Community Facilities District, ST
5.00%, 05/15/44	625	625,323
5.00%, 05/15/49	2,750	2,695,261
State of Hawaii Department of Budget & Finance, Refunding RB, Series A, 4.00%, 07/01/40	10,000	9,713,750
State of Hawaii, Refunding GO, Series GJ, 2.04%, 08/01/31	7,500	6,251,452

		19,285,786

Idaho — 0.7%
Idaho Housing & Finance Association, RB
5.00%, 08/15/35	3,000	3,509,589
5.00%, 08/15/36	1,425	1,646,163
5.00%, 08/15/37	1,400	1,597,526
5.00%, 08/15/38	1,100	1,244,891

Security	Par (000)	Value

Idaho (continued)
Idaho Housing & Finance Association,
RB (continued)
5.00%, 08/15/39	$1,650	$1,858,738
5.00%, 08/15/40	1,155	1,295,470
5.00%, 08/15/41	5,000	5,579,295
4.25%, 06/15/62(b)	5,910	4,153,093
Series A, 6.95%, 06/15/55(b)	5,150	5,343,851
Idaho Housing & Finance Association, Refunding RB
Series A, 4.00%, 07/15/37	2,100	2,084,118
Series A, 4.00%, 07/15/38	3,000	2,931,048
Series A, 4.00%, 07/15/39	3,250	3,171,122

		34,414,904

Illinois — 2.2%
Chicago Board of Education, GO
6.32%, 11/01/29	7,990	8,091,289
Series D, 5.00%, 12/01/46	10,000	9,506,110
Chicago Board of Education, GO, BAB
6.04%, 12/01/29	19,810	19,766,735
6.52%, 12/01/40	7,045	6,768,413
Chicago Board of Education, Refunding GO,
Series B, 4.00%, 12/01/35	11,230	10,554,864
City of Chicago Illinois Special Assessment
Revenue, Refunding SAB(b)
1.99%, 12/01/23	275	270,657
2.27%, 12/01/24	308	295,365
2.53%, 12/01/25	327	308,075
2.69%, 12/01/26	267	248,222
2.87%, 12/01/27	221	203,505
3.04%, 12/01/28	241	219,855
3.20%, 12/01/29	300	271,573
3.29%, 12/01/30	325	291,754
3.38%, 12/01/31	348	310,586
3.45%, 12/01/32	275	243,916
Illinois Finance Authority, Refunding RB
Class A, 4.00%, 08/15/39	7,000	6,767,544
Series A, 5.00%, 08/15/30	2,560	2,847,944
Series A, 5.00%, 08/15/32	2,960	3,329,583
Series A, 5.00%, 08/15/33	3,640	4,071,369
Series A, 5.00%, 08/15/34	4,870	5,402,734
Series A, 5.00%, 08/15/35	5,000	5,487,045
Illinois Housing Development Authority, RB, S/F Housing
Series D, (FHLMC, FNMA, GNMA), 2.25%, 04/01/30	975	873,113
Series D, (FHLMC, FNMA, GNMA), 2.35%, 04/01/31	900	799,343
Series D, (FHLMC, FNMA, GNMA), 2.70%, 10/01/34	5,000	4,343,125
Illinois State Toll Highway Authority, RB, 5.25%, 01/01/45	21,425	23,668,947

		114,941,666

Indiana — 0.6%
City of Valparaiso Indiana, RB, AMT, 5.88%, 01/01/24	100	100,720
Indiana Finance Authority, RB
Series A, 4.00%, 12/01/49	26,175	23,982,033

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) May 31, 2023	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indiana (continued)
Indiana Finance Authority, RB (continued)
Series B, 1st Lien, 5.25%, 10/01/47	$5,000	$5,400,065
Indiana Finance Authority, Refunding RB, Series B, 3.83%, 09/15/41	2,780	2,138,462

		31,621,280

Iowa — 0.2%
Iowa Finance Authority, Refunding RB, 5.00%, 08/01/42	10,000	10,554,310

Kentucky — 0.6%
County of Carroll Kentucky, Refunding RB, 2.13%, 10/01/34	5,485	4,258,088
Kentucky Economic Development Finance Authority, RB, Series B, 5.00%, 08/15/33	5,000	5,326,715
Kentucky Public Energy Authority, RB, Series A, 4.00%, 04/01/48(a)	17,000	16,954,899
Westvaco Corp., RB, 7.67%, 01/15/27(b)	3,100	3,272,915

		29,812,617

Louisiana — 0.7%
Juban Crossing Economic Development District, Refunding RB, Series C, 7.00%, 09/15/44(b)	5,530	5,021,948
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.05%, 12/01/34	18,540	18,746,056
Louisiana Public Facilities Authority, RB, Series A, 5.00%, 04/01/57(b)	4,965	3,823,740
Louisiana Public Facilities Authority, Refunding RB, Series A, 3.00%, 05/15/47	10,000	7,068,380

		34,660,124

Maine — 0.4%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(b)	14,465	8,946,197
Maine State Housing Authority, RB, M/F Housing
Series A, AMT, 0.60%, 11/15/26	2,000	1,810,582
Series A, AMT, 1.85%, 11/15/36	2,750	2,034,266
Maine State Housing Authority, RB, S/F Housing
Series B, 3.75%, 11/15/38	6,075	6,078,882
Series H, 3.55%, 11/15/37	1,035	976,879
Series A, AMT, 3.00%, 11/15/44	2,500	1,841,117

		21,687,923

Maryland — 2.0%
Anne Arundel County Consolidated Special Taxing District, ST, 5.25%, 07/01/44	1,220	1,201,412
County of Anne Arundel Maryland, GO
5.00%, 10/01/38	5,315	6,062,359
5.00%, 10/01/39	6,615	7,528,677
County of Howard Maryland, TA, 6.10%, 02/15/44	1,170	1,176,633
County of Montgomery Maryland, RB, Series 2016, 5.00%, 12/01/45	10,000	10,223,410
Maryland Community Development Administration, Refunding RB, S/F Housing
Series A, 2.50%, 09/01/40	5,000	3,753,975
Series A, 2.60%, 03/01/42	3,490	2,589,939
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 7.00%, 03/01/55(b)	10,405	10,720,074
Maryland Stadium Authority, RB, Series A, 5.00%, 05/01/47	6,590	6,872,876

Security	Par (000)	Value

Maryland (continued)
State of Maryland Department of Transportation, ARB
Class B, AMT, 5.00%, 08/01/31	$1,250	$1,359,081
Class B, AMT, 5.00%, 08/01/34	1,105	1,189,958
Class B, AMT, 5.00%, 08/01/35	1,115	1,190,529
Class B, AMT, 4.00%, 08/01/37	1,500	1,441,491
Class B, AMT, 4.00%, 08/01/38	1,500	1,428,925
Class B, AMT, 4.00%, 08/01/39	1,840	1,745,120
Class B, AMT, 4.00%, 08/01/40	1,600	1,494,062
State of Maryland, GO
5.00%, 03/15/31	18,695	21,658,270
5.00%, 03/15/36	11,205	13,107,878
State of Massachusetts Department of Transportation, ARB, Series A, AMT, 3.00%, 10/01/33	5,000	4,968,400
Washington Suburban Sanitary Commission, RB, (GTD), 3.00%, 06/01/35	4,295	4,072,412

		103,785,481

Massachusetts — 1.8%
City of Boston Massachusetts, GO
5.00%, 11/01/38	14,220	16,476,885
5.00%, 11/01/39	3,500	4,042,934
5.00%, 11/01/40	5,340	6,145,624
Commonwealth of Massachusetts Transportation Fund Revenue, RB, 5.00%, 06/01/36	6,845	7,421,917
Commonwealth of Massachusetts, GO, Series E, 5.00%, 11/01/52	10,000	10,850,360
Commonwealth of Massachusetts, RB, Series A, 3.88%, 01/15/31	8,670	8,393,904
Massachusetts Development Finance Agency, RB
5.00%, 10/01/38	5,000	4,873,080
5.00%, 10/01/43	5,000	4,721,015
Series J2, 5.00%, 07/01/43	5,000	5,180,285
Massachusetts Development Finance Agency, Refunding RB
4.00%, 10/01/32(b)	1,310	1,181,286
4.13%, 10/01/42(b)	4,225	3,391,936
Series A, 5.00%, 10/15/27	5,000	5,460,515
Massachusetts Educational Financing Authority, RB, Series A, 2.46%, 07/01/30	5,000	4,221,060
Massachusetts Water Resources Authority, Refunding RB
5.00%, 08/01/38	375	425,232
5.00%, 08/01/40	500	562,026
5.25%, 08/01/48	1,500	1,673,346
Series C, 2.39%, 08/01/33	9,380	7,727,385

		92,748,790

Michigan — 2.4%
Grand Traverse County Hospital Finance Authority, Refunding RB
5.00%, 07/01/30	1,710	1,917,602
5.00%, 07/01/31	2,700	3,068,469
Michigan Finance Authority, RB
4.00%, 02/15/47	10,000	9,330,990
4.00%, 02/15/44	10,000	9,445,440
Series A, 6.50%, 06/01/57(b)	4,020	3,728,389
Series S, 5.00%, 11/01/44	5,000	5,085,605
Michigan Finance Authority, Refunding RB
5.00%, 06/01/26(d)	145	153,091
5.00%, 11/15/37	5,000	5,118,600

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan Finance Authority, Refunding
RB (continued)
5.00%, 12/01/45	$9,855	$10,106,825
4.00%, 12/01/46	10,000	9,579,450
Series B, 5.00%, 07/01/44	5,000	4,917,290
Michigan State Housing Development Authority, RB, M/F Housing
Series A, AMT, 3.80%, 10/01/38	10,000	9,321,430
Series A, AMT, 4.15%, 10/01/53	9,230	8,105,140
Michigan State University, RB, Series B, (AMBAC), 4.20%, 02/15/37(a)	5,000	4,993,920
State of Michigan Trunk Line Revenue, RB
4.00%, 11/15/41	22,330	22,220,494
4.00%, 11/15/44	10,000	9,784,800
State of Michigan, Refunding RB, 5.00%, 03/15/27	5,000	5,337,445

		122,214,980

Minnesota — 0.5%
City of Minneapolis Minneapolis, RB
4.00%, 11/15/36	3,500	3,489,843
4.00%, 11/15/38	3,750	3,639,866
4.00%, 11/15/39	3,250	3,120,972
City of Minneapolis Minneapolis, RB, M/F Housing, (FNMA COLL), 2.35%, 02/01/38	6,564	5,058,628
Minnesota Housing Finance Agency, RB, S/F Housing
Series B, (FHLMC, FNMA, GNMA), 2.40%, 01/01/35	1,215	1,083,095
Series B, (FHLMC, FNMA, GNMA), 2.63%, 01/01/40	4,845	4,091,360
Series E, (FHLMC, FNMA, GNMA), 1.85%, 01/01/29	725	675,190
Series E, (FHLMC, FNMA, GNMA), 1.90%, 07/01/29	735	690,935
Series E, (FHLMC, FNMA, GNMA), 1.95%, 01/01/30	1,425	1,335,843
Series E, (FHLMC, FNMA, GNMA), 2.05%, 01/01/31	1,445	1,303,576
Minnesota Housing Finance Agency, Refunding RB, S/F Housing, Series B, AMT, (FHLMC, FNMA, GNMA), 3.10%, 07/01/35	600	560,369

		25,049,677

Mississippi — 0.2%
Mississippi Business Finance Corp., Refunding RB, 2.38%, 06/01/44	12,460	7,675,073
Mississippi Home Corp., RB, S/F Housing, Series A, AMT, (FHLMC, FNMA, GNMA), 2.13%, 12/01/44	1,000	683,181

		8,358,254

Missouri — 1.9%
City of St Louis Missouri Airport Revenue, ARB, Series C, (AGM), 5.00%, 07/01/42	5,000	5,193,690
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 5.00%, 07/01/31	5,000	5,670,600
Kansas City Industrial Development Authority, ARB
Series A, AMT, 5.00%, 03/01/34	5,000	5,168,195
Series A, AMT, 5.00%, 03/01/35	5,000	5,153,585
Series A, AMT, 5.00%, 03/01/36	5,000	5,136,075
Series A, AMT, 5.00%, 03/01/39	5,000	5,112,340
Series B, AMT, 5.00%, 03/01/39	5,000	5,232,585

Security	Par (000)	Value

Missouri (continued)
Kansas City Industrial Development Authority, RB
Series A, 10.00%, 11/15/37	$2,735	$2,415,410
Series C, 7.50%, 11/15/46	1,701	1,335,014
Kansas City Industrial Development Authority, Refunding RB
Class B, 5.00%, 11/15/46	8,059	6,077,605
Class D, 2.00%, 11/15/46	3,597	158,352
Metropolitan St Louis Sewer District, Refunding RB
5.00%, 05/01/35	4,725	5,479,119
Series A, 5.00%, 05/01/47	10,000	10,454,040
Series B, 5.00%, 05/01/45	6,785	7,004,196
Missouri Housing Development Commission, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 2.55%, 11/01/40	1,505	1,181,905
Missouri State Environmental Improvement & Energy Resources Authority, Refunding RB, Series C, 2.75%, 09/01/33	25,000	23,661,400
St Louis Land Clearance for Redevelopment
Authority, Refunding RB, 3.88%, 10/01/35	2,280	1,910,189

		96,344,300

Nevada — 0.1%
City of Las Vegas Nevada Special Improvement District No. 607, Refunding SAB
5.00%, 06/01/23	205	205,000
5.00%, 06/01/24	35	35,022
City of North Las Vegas Nevada, GO, BAB, 6.57%, 06/01/40	5,175	5,596,737
State of Nevada Department of Business & Industry, RB(b)
Series A, 4.50%, 12/15/29	250	239,240
Series A, 5.00%, 12/15/38	965	893,324

		6,969,323

New Hampshire — 0.3%
National Finance Authority, RB, Series 2020-1, Class A, 4.13%, 01/20/34	3,804	3,654,218
New Hampshire Business Finance Authority, Refunding RB, 3.30%, 04/01/32	12,880	10,136,199

		13,790,417

New Jersey — 2.0%
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24(c)	480	485,048
New Jersey Economic Development Authority, RB, Series B, 5.50%, 11/01/26(b)	265	249,950
New Jersey Economic Development Authority, Refunding RB
5.00%, 03/01/28	4,725	5,047,056
AMT, 1.10%, 11/01/29(a)	19,170	16,396,369
Series A, AMT, 2.20%, 10/01/39(a)	25,830	22,027,101
New Jersey Health Care Facilities Financing
Authority, RB
4.00%, 07/01/35	3,885	3,984,207
4.00%, 07/01/36	4,000	4,046,520
4.00%, 07/01/41	5,725	5,580,175
4.00%, 07/01/51	10,000	9,163,490
New Jersey Health Care Facilities Financing
Authority, Refunding RB
Series A, 4.00%, 07/01/35	5,000	5,052,000
Series A, 5.00%, 07/01/39	5,000	5,203,420

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) May 31, 2023	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB (continued)
Series A, 4.00%, 07/01/43	$10,000	$9,604,590
New Jersey Turnpike Authority, Refunding RB
Series B, 4.00%, 01/01/37	7,275	7,343,036
Series D, 5.00%, 01/01/28	10,000	10,511,060

		104,694,022

New Mexico — 0.2%
New Mexico Mortgage Finance Authority, RB, S/F Housing, Series A, AMT, (FHLMC, FNMA, GNMA), 2.70%, 07/01/40	2,380	2,112,079
State of New Mexico Severance Tax Permanent Fund, RB, Series B, 5.00%, 07/01/29	5,000	5,588,415
Winrock Town Center Tax Increment Development District No. 1, Refunding TA(b)
Senior Lien, 3.75%, 05/01/28	445	423,693
Senior Lien, 4.00%, 05/01/33	1,035	898,744
Senior Lien, 4.25%, 05/01/40	1,750	1,450,893

		10,473,824

New York — 7.4%
Metropolitan Transportation Authority, RB, Series A, 5.00%, 11/15/42	10,000	10,429,780
Nassau County Interim Finance Authority, Refunding RB, Series B, 1.28%, 11/15/28	11,250	9,548,561
New York City Housing Development Corp., RB, M/F Housing
Series C-1, 4.00%, 11/01/53	9,245	7,864,342
Series G-1, 3.90%, 05/01/45	5,000	4,394,620
Series I, 2.25%, 11/01/36	3,240	2,543,867
Series I, 2.65%, 11/01/46	7,135	5,205,603
Series I, 2.70%, 11/01/51	8,285	5,449,078
Series I-1, 2.10%, 11/01/35	2,915	2,311,872
Series I-1, 2.55%, 11/01/45	18,970	13,008,886
Series I-1, 2.65%, 11/01/50	5,000	3,281,850
Series I-1, 2.70%, 11/01/55	5,000	3,176,570
Series I-1, 2.80%, 11/01/60	5,000	3,097,675
Series J, 3.00%, 11/01/44	8,090	6,150,617
New York City Housing Development Corp., Refunding RB, M/F Housing, Series C, 2.60%, 11/01/56	7,210	4,422,708
New York City Municipal Water Finance Authority, RB, Series AA-1, 5.25%, 06/15/52	48,000	53,412,480
New York City Municipal Water Finance Authority, Refunding RB, Series BB-1, 4.00%, 06/15/45	5,000	4,923,415
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series C-3, 3.50%, 11/01/32	10,000	9,047,430
Class C-1, Subordinate, 4.00%, 02/01/40	5,000	4,921,270
Sub-Series C-1, Subordinate, 4.00%, 05/01/40	6,835	6,703,249
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/45	10,000	10,558,860
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/31	5,000	5,747,170
Series A, 4.00%, 03/15/40	19,200	18,979,258
Series A, 4.00%, 03/15/42	5,780	5,656,158
Series A, 4.00%, 03/15/43	13,580	13,232,868
Series B, 5.75%, 07/01/24(d)	990	993,002
Series D, 4.00%, 02/15/47	6,055	5,744,718

Security	Par (000)	Value

New York (continued)
New York State Dormitory Authority, Refunding RB (continued)
Series E, 5.00%, 02/15/25(d)	$10	$10,295
New York State Housing Finance Agency, RB, M/F Housing
Series H, (FNMA SONYMA), 2.25%, 11/01/29	275	258,175
Series H, (FNMA SONYMA), 2.35%, 11/01/30	250	233,218
Series H, (FNMA SONYMA), 2.40%, 11/01/31	250	231,269
Series I, (FNMA SONYMA), 2.40%, 05/01/31	280	260,441
Series I, (FNMA SONYMA), 3.15%, 11/01/44	3,275	2,510,530
Series K, (FHLMC, FNMA, GNMA, SONYMA),
3.00%, 11/01/32	1,500	1,419,555
Series M, (FHLMC, FNMA, GNMA, SONYMA),
3.50%, 11/01/37	415	369,123
New York State Thruway Authority, Refunding RB
Series A, 5.00%, 03/15/30	5,000	5,659,135
Series A, 4.00%, 03/15/42	2,500	2,475,142
Series A-1, 4.00%, 03/15/40	5,780	5,776,809
New York State Urban Development Corp., RB
2.13%, 03/15/32	500	406,875
Series A, 4.00%, 03/15/38	7,685	7,685,784
New York State Urban Development Corp.,
Refunding RB
5.00%, 09/15/28	5,000	5,511,635
5.00%, 09/15/29	5,000	5,610,450
5.00%, 09/15/30	5,000	5,705,265
New York Transportation Development Corp., ARB
AMT, 5.00%, 01/01/26	5,000	5,051,710
AMT, 5.00%, 01/01/28	5,000	5,137,095
AMT, 5.00%, 01/01/29	10,000	10,257,240
AMT, 5.00%, 01/01/30	10,000	10,272,880
AMT, 5.00%, 01/01/34	15,500	15,884,617
Series A, AMT, 5.00%, 07/01/34	5,000	5,026,060
New York Transportation Development Corp., Refunding RB
5.00%, 12/01/26	1,450	1,520,724
5.00%, 12/01/27	1,500	1,602,133
5.00%, 12/01/28	1,300	1,416,845
Port Authority of New York & New Jersey, Refunding ARB
5.00%, 12/01/30	9,920	9,981,811
Series 222, (BAM-TCRS), 4.00%, 07/15/39	5,900	5,949,908
State of New York Mortgage Agency, RB, S/F Housing
Series 227, 2.30%, 10/01/40	7,000	5,089,476
Series 227, 2.50%, 10/01/47	12,730	9,450,790
Series 226, AMT, 1.80%, 04/01/28	1,000	886,734
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
5.00%, 05/15/41	1,500	1,663,530
Series A, 5.00%, 05/15/42	1,700	1,875,622
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/56	11,420	12,124,511
Triborough Bridge & Tunnel Authority, Refunding RB, Series A-1, 5.00%, 05/15/51	9,485	10,131,166

		378,252,460

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina — 2.0%
City of Charlotte North Carolina Airport Revenue, ARB
Series A, 5.00%, 07/01/42	$10,000	$10,484,360
Series A, 5.00%, 07/01/47	10,000	10,385,890
City of Charlotte North Carolina Airport Revenue, Refunding ARB
5.00%, 07/01/49	5,000	5,252,555
Series A, 4.00%, 07/01/35	3,100	3,256,491
Series A, 4.00%, 07/01/36	3,375	3,502,919
Series A, 4.00%, 07/01/40	4,500	4,566,128
Series B, AMT, 4.00%, 07/01/51	2,500	2,233,703
City of Charlotte North Carolina Water & Sewer System Revenue, Refunding RB, Series A, 4.00%, 07/01/52	5,000	4,803,805
County of Mecklenburg North Carolina, GO
5.00%, 03/01/30	5,745	6,441,914
5.00%, 09/01/30	5,000	5,763,595
County of Union North Carolina, GO
5.00%, 09/01/39	6,540	7,510,968
5.00%, 09/01/40	6,720	7,691,638
North Carolina Housing Finance Agency, RB, S/F Housing
(FHLMC, FNMA, GNMA), 3.85%, 07/01/38	4,890	4,647,568
Series 43, (FHLMC, FNMA, GNMA), 2.63%, 01/01/35	2,765	2,367,025
Series 43, (FHLMC, FNMA, GNMA), 2.80%, 01/01/40	4,735	3,913,047
Series 44, 1.75%, 01/01/26	910	864,869
Series 44, 1.80%, 07/01/26	1,175	1,108,298
Series 44, 2.05%, 01/01/28	1,245	1,155,011
Series 44, 2.20%, 07/01/29	985	897,566
Series 44, 2.30%, 01/01/31	1,030	894,820
Series 44, 2.35%, 07/01/31	910	787,037
Series 44, 2.55%, 07/01/35	1,140	972,984
North Carolina Medical Care Commission, Refunding RB
5.25%, 01/01/24(d)	195	197,059
5.25%, 01/01/41	2,275	2,132,530
Raleigh Durham Airport Authority, Refunding RB
Series A, AMT, 5.00%, 05/01/34	5,000	5,239,220
Series A, AMT, 5.00%, 05/01/35	5,000	5,224,415
Town of Mooresville North Carolina, SAB, 5.38%, 03/01/40(b)	2,100	2,106,128

		104,401,543

North Dakota — 0.0%
North Dakota Housing Finance Agency, RB, S/F Housing, 3.05%, 07/01/43	695	602,441

Ohio — 0.8%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	10,675	9,859,142
City of Columbus Ohio, GO
5.00%, 08/15/36	3,270	3,812,934
5.00%, 08/15/37	2,600	2,998,804
5.00%, 08/15/38	1,625	1,860,906
5.00%, 08/15/39	2,565	2,924,859
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/43	2,475	2,375,688

Security	Par (000)	Value

Ohio (continued)
Ohio Air Quality Development Authority, Refunding RB, 2.10%, 10/01/28(a)	$7,000	$6,725,019
Ohio Housing Finance Agency, RB, S/F Housing Series A, (FHLMC, FNMA, GNMA), 2.50%, 09/01/35	1,275	1,173,495
Series A, (FHLMC, FNMA, GNMA), 2.75%, 09/01/40	2,335	2,102,420
Ohio Water Development Authority, RB, Series A, AMT, 5.00%, 06/01/29	5,000	5,584,015

		39,417,282

Oklahoma — 0.3%
Oklahoma Development Finance Authority, RB, 7.25%, 09/01/51(b)	5,010	5,181,758
Oklahoma Turnpike Authority, RB, Series C, 5.00%, 01/01/47	10,000	10,360,490

		15,542,248

Oregon — 1.9%
City of Portland Oregon Sewer System Revenue, Refunding RB
5.00%, 12/01/38	22,675	25,803,107
5.00%, 12/01/40	15,130	17,100,214
Clackamas & Washington Counties School District No. 3, GO, Series A, 0.00%, 06/15/49(e)	1,750	509,579
County of Multnomah Oregon, GO, Series B, 0.80%, 06/15/26	16,870	15,147,033
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Series A, 5.50%, 10/01/24	865	761,391
Oregon Health & Science University, Refunding RB, Series A, 4.00%, 07/01/51	9,000	8,369,055
Oregon State Lottery, RB
5.00%, 04/01/38	1,000	1,133,282
5.00%, 04/01/39	1,955	2,206,262
5.00%, 04/01/40	2,250	2,527,065
Port of Portland Oregon Airport Revenue, ARB, Series 24B, AMT, 5.00%, 07/01/47	5,000	5,095,520
Salem-Keizer School District No. 24J, GO, Series A, 0.00%, 06/15/40(e)	12,395	5,682,302
State of Oregon Housing & Community Services Department, RB, M/F Housing, Series B, AMT, (FHLMC, FNMA, GNMA), 4.13%, 07/01/43	165	154,354
University of Oregon, RB, Series A, 5.00%, 04/01/48.	10,000	10,498,150

		94,987,314

Pennsylvania — 2.4%
Allegheny County Airport Authority, ARB, Series A, AMT, (AGM), 4.00%, 01/01/46	5,000	4,559,920
Central Bradford Progress Authority, RB, Series B, 4.00%, 12/01/51	10,000	8,849,380
Chester County Health and Education Facilities Authority, Refunding RB
Series A, 5.00%, 12/01/25	525	514,304
Series A, 5.25%, 12/01/45	1,500	1,292,099
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
AMT, 5.00%, 07/01/27	5,000	5,208,895
AMT, 5.00%, 07/01/28	10,350	10,892,630
AMT, 5.00%, 07/01/51	10,000	10,219,740
Series B, AMT, 5.00%, 07/01/29	5,000	5,212,490
Series B, AMT, 5.00%, 07/01/42	5,000	5,080,140

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) May 31, 2023	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Commonwealth Financing Authority, RB, (AGM), 4.00%, 06/01/39	$10,000	$9,617,040
County of Lehigh Pennsylvania, Refunding RB, 5.00%, 07/01/44	5,000	5,150,020
Geisinger Authority, Refunding RB, 5.00%, 04/01/43(a)	10,000	10,372,680
Lancaster County Hospital Authority, RB, 5.00%, 11/01/51	5,000	5,131,605
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,595	1,596,290
Pennsylvania Economic Development Financing Authority, RB
2.30%, 06/15/30	8,000	6,871,176
AMT, 5.00%, 12/31/38	5,000	5,020,765
AMT, 5.00%, 06/30/42	5,000	4,971,845
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 5.00%, 10/15/32	1,100	1,231,295
Series A, 5.00%, 10/15/33	1,150	1,282,295
Series A, 5.00%, 10/15/34	1,400	1,550,377
Series A, 4.00%, 10/15/37	1,400	1,363,764
Series A, 4.00%, 10/15/39	1,325	1,269,754
Series A, 4.00%, 10/15/40	1,200	1,144,057
AMT, 5.50%, 11/01/44	3,250	3,220,457
Pennsylvania Higher Educational Facilities Authority, Refunding RB
Series B, 4.00%, 08/15/37	1,000	997,389
Series B, 4.00%, 08/15/39	1,000	980,365
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 2019-131A, 1.85%, 04/01/26	1,550	1,486,999
Series 2019-131A, 2.10%, 04/01/28	1,915	1,801,253
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 134B, AMT, 5.00%, 04/01/27	1,500	1,590,796
Philadelphia Authority for Industrial Development, Refunding RB, Series A, 5.00%, 09/01/35	5,000	5,215,700

		123,695,520

Puerto Rico — 8.6%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(e)	307,385	19,302,241
Commonwealth of Puerto Rico, GO
1.00%, 11/01/43(a)	59,841	29,040,477
1.00%, 11/01/51(a)	97,281	38,791,505
Series A, Restructured, 0.00%, 07/01/33(e)	9,280	5,346,338
Series A1, Restructured, 4.00%, 07/01/33	7,211	6,590,389
Series A1, Restructured, 4.00%, 07/01/35	6,482	5,887,024
Series A1, Restructured, 4.00%, 07/01/37	8,158	6,967,229
Series A1, Restructured, 4.00%, 07/01/41	7,419	6,118,458
Series A1, Restructured, 4.00%, 07/01/46	7,867	6,282,336
Commonwealth of Puerto Rico, RB, 1.00%, 11/01/51(a)	2,967	949,545
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Series A, AMT, 4.00%, 07/01/42(b)	4,135	3,480,847
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB(b)
Series B, 4.00%, 07/01/42	7,250	6,068,540
Series C, 3.75%, 07/01/27	43,100	41,018,098
Puerto Rico Electric Power Authority, RB 3rd Series, 5.40%, 01/01/23(a)(h)(i)	1,908	1,387,690

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, RB (continued)
Series A, 5.00%, 07/01/29(h)(i)	$5,540	$3,963,133
Series A, 7.00%, 07/01/33(h)(i)	7,445	5,416,237
Series A, 5.00%, 07/01/42(h)(i)	23,970	17,147,347
Series A, 7.00%, 07/01/43(h)(i)	3,350	2,437,125
Series A-1, 10.00%, 07/01/19	928	674,942
Series A-2, 10.00%, 07/01/19(h)(i)	4,681	3,405,107
Series A-3, 10.00%, 07/01/19(h)(i)	6,867	4,995,884
Series B-3, 10.00%, 07/01/19(h)(i)	6,867	4,995,884
Series C-1, 5.40%, 01/01/18(h)(i)	18,867	13,725,914
Series C-2, 5.40%, 07/01/18(h)(i)	18,870	13,728,134
Series C-4, 5.40%, 07/01/20(h)(i)	1,908	1,387,690
Series CCC, 5.25%, 07/01/26(h)(i)	8,495	6,077,043
Series CCC, 5.25%, 07/01/28(h)(i)	3,120	2,231,945
Series D-1, 7.50%, 01/01/20(h)(i)	9,399	6,837,700
Series D-4, 7.50%, 07/01/20	5,100	3,710,250
Series TT, 5.00%, 07/01/18(h)(i)	3,620	2,589,629
Series TT, 5.00%, 07/01/20	1,690	1,208,970
Series WW, 5.50%, 07/01/17(h)(i)	4,300	3,076,078
Series WW, 5.50%, 07/01/18(h)(i)	6,025	4,310,086
Series WW, 5.50%, 07/01/20	1,000	715,367
Series WW, 5.38%, 07/01/24(h)(i)	4,545	3,251,343
Series WW, 5.25%, 07/01/25	2,300	1,645,344
Series WW, 5.25%, 07/01/33(h)(i)	2,725	1,949,375
Series WW, 5.50%, 07/01/38(h)(i)	3,980	2,847,161
Series XX, 5.25%, 07/01/27(h)(i)	2,630	1,881,415
Series XX, 5.25%, 07/01/35(h)(i)	1,310	937,131
Series XX, 5.75%, 07/01/36(h)(i)	1,825	1,305,545
Series XX, 5.25%, 07/01/40(h)(i)	35,125	25,127,266
Series A, AMT, 6.75%, 07/01/36(h)(i)	24,370	17,729,175
Puerto Rico Electric Power Authority, Refunding RB
Series AAA, 5.25%, 07/01/22(h)(i)	7,025	5,025,453
Series AAA, 5.25%, 07/01/25	5,750	4,113,360
Series AAA, 5.25%, 07/01/28(h)(i)	4,870	3,483,837
Series BBB, 5.40%, 07/01/28	9,505	6,799,563
Series DDD, 5.00%, 07/01/19(h)(i)	2,000	1,430,734
Series DDD, 5.00%, 07/01/20	1,810	1,294,814
Series UU, 1.00%, 07/01/17(a)(h)(i)	1,295	896,788
Series UU, 1.00%, 07/01/18(a)(h)(i)	1,165	806,763
Series UU, 1.32%, 07/01/20(a)(h)(i)	10,400	7,202,000
Series UU, 4.17%, 07/01/31(a)(h)(i)	12,285	8,507,362
Series V, 5.50%, 07/01/20	6,440	4,606,963
Series ZZ, 5.25%, 07/01/18(h)(i)	10,185	7,286,013
Series ZZ, 5.25%, 07/01/19(h)(i)	4,745	3,394,416
Series ZZ, 5.25%, 07/01/24(h)(i)	1,435	1,026,552
Series ZZ, 5.25%, 07/01/25	2,440	1,745,495
Puerto Rico Electric Power Authority, Refunding RB, BAB, Series YY, 6.13%, 07/01/40	13,440	9,614,532
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Authority, Refunding RB
5.00%, 07/01/27	450	473,346
5.00%, 07/01/28	400	426,596
5.00%, 07/01/29	470	505,941
5.00%, 07/01/30	600	651,332
5.00%, 07/01/31	500	547,069
5.00%, 07/01/32	500	548,855
5.00%, 07/01/33	500	547,265

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-2, Convertible, Restructured, 4.33%, 07/01/40	$4,554	$4,203,351
Series A-2, Restructured, 4.33%, 07/01/40	26,906	24,864,830
Series B1, Restructured, 0.00%, 07/01/46(e)	18,521	4,816,405

		441,358,572

Rhode Island — 0.2%
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing
2.50%, 04/01/45	10,000	6,958,500
Series 71, (GNMA COLL), 2.75%, 10/01/34	3,965	3,493,906

		10,452,406

South Carolina — 2.5%
City of Charleston South Carolina Waterworks & Sewer System Revenue, RB, 5.00%, 01/01/52	19,000	20,848,244
City of Columbia South Carolina Waterworks & Sewer System Revenue, RB, 5.00%, 02/01/47	5,360	5,870,299
County of Dorchester South Carolina, SAB(b)
5.88%, 10/01/40	2,310	2,340,903
6.00%, 10/01/51	6,240	6,268,124
Lexington County Health Services District, Inc., RB, 5.00%, 11/01/41	10,000	10,116,460
South Carolina Jobs-Economic Development Authority, RB, 7.50%, 08/15/62(b)	6,915	6,341,691
South Carolina Jobs-Economic Development Authority, Refunding RB
Series A, 5.00%, 05/01/38	5,000	5,115,760
Series A, 5.00%, 05/01/43	5,000	5,062,245
South Carolina Public Service Authority, RB
Series A, 5.00%, 12/01/49	10,000	10,053,710
Series E, 5.00%, 12/01/48	10,000	10,027,030
Series E, 5.50%, 12/01/53	5,000	5,026,115
Series F, (AGM-CR), 5.74%, 01/01/30	5,000	5,088,170
South Carolina Public Service Authority, Refunding RB
Series B, 5.00%, 12/01/41	5,000	5,100,920
Series C, 5.00%, 12/01/46	10,000	10,079,150
South Carolina State Housing Finance & Development Authority, RB, S/F Housing
Series A, AMT, 1.75%, 01/01/26	1,085	1,038,820
Series A, AMT, 1.85%, 01/01/27	940	890,537
Series A, AMT, 1.88%, 07/01/27	890	839,265
Series A, AMT, 2.40%, 07/01/32	1,065	948,526
Series A, AMT, 2.80%, 07/01/34	980	877,783
Series A, AMT, 3.00%, 07/01/39	1,890	1,652,469
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing
Series B, 2.25%, 07/01/30	870	787,351
Series B, 2.45%, 07/01/32	875	781,509
State of South Carolina, GO
Series A, 5.00%, 04/01/38	5,000	5,655,590
Series A, 5.00%, 04/01/39	5,000	5,634,070

		126,444,741

Security	Par (000)	Value

Tennessee — 1.0%
Metropolitan Government of Nashville & Davidson County Tennessee Water & Sewer Revenue, Refunding RB, Series A, 4.00%, 07/01/46	$5,000	$4,737,155
Metropolitan Nashville Airport Authority, ARB
Series A, Subordinate, 4.00%, 07/01/49	5,000	4,795,095
Series A, Subordinate, 5.00%, 07/01/49	10,000	10,603,650
New Memphis Arena Public Building Authority, RB
0.00%, 04/01/32(e)	1,500	1,057,237
0.00%, 04/01/33(e)	1,600	1,079,605
0.00%, 04/01/34(e)	1,500	958,645
0.00%, 04/01/35(e)	1,500	908,565
0.00%, 04/01/36(e)	1,500	837,325
0.00%, 04/01/37(e)	1,600	850,066
0.00%, 04/01/38(e)	700	349,476
0.00%, 04/01/39(e)	750	350,294
0.00%, 04/01/41(e)	810	340,081
0.00%, 04/01/42(e)	850	339,278
0.00%, 04/01/43(e)	1,700	630,860
0.00%, 04/01/44(e)	1,800	649,487
0.00%, 04/01/45(e)	2,000	667,802
0.00%, 04/01/46(e)	1,700	534,268
Convertiable, 4.00%, 04/01/29(j)	625	570,302
Convertiable, 4.00%, 04/01/30(j)	750	704,805
Convertiable, 4.00%, 04/01/31(j)	650	595,787
Tennessee Housing Development Agency, RB, S/F Housing
3.85%, 07/01/43	6,105	6,009,512
3.95%, 01/01/49	6,080	5,949,985
Tennessee Housing Development Agency, Refunding RB, S/F Housing
Series 2019-4, 2.65%, 07/01/34	1,670	1,598,973
Series 2019-4, 2.90%, 07/01/39	3,760	3,618,308

		48,736,561

Texas — 7.2%
Alamo Regional Mobility Authority, RB, Series A, Senior Lien, 5.00%, 06/15/51	10,000	10,879,710
Arlington Higher Education Finance Corp., RB(b)
6.25%, 08/15/24	195	192,963
7.50%, 04/01/28	210	209,227
7.88%, 11/01/62	5,865	5,975,813
Series A, 5.30%, 04/01/62	4,325	3,675,852
City of Austin Texas Airport System Revenue, ARB, Series B, AMT, 5.00%, 11/15/44	2,970	3,075,860
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB, Series C, 4.00%, 10/01/37	5,000	5,151,220
City of Dallas Texas, Refunding GO(g)
5.00%, 02/15/36	2,475	2,829,257
5.00%, 02/15/37	1,500	1,694,485
5.00%, 02/15/38	1,650	1,850,620
5.00%, 02/15/40	3,000	3,332,676
City of Fort Worth Texas, GO(g)
5.00%, 03/01/35	4,745	5,408,043
5.00%, 03/01/39	7,125	7,892,533
City of Houston Texas Airport System Revenue, ARB
Series A, AMT, 6.50%, 07/15/30	1,000	1,000,261
Series A, AMT, 6.63%, 07/15/38	3,000	3,000,348
City of Houston Texas Airport System Revenue, Refunding RB, Sub-Series D, 5.00%, 07/01/38	5,000	5,295,020

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) May 31, 2023	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Marble Falls Texas, SAB(b)
3.38%, 09/01/26	$230	$223,044
3.88%, 09/01/31	200	183,736
4.13%, 09/01/41	730	602,435
4.38%, 09/01/51	1,000	789,426
City of San Antonio Texas Electric & Georgias Systems Revenue, Refunding RB(g)
5.25%, 02/01/42	9,155	10,167,625
5.25%, 02/01/43	6,515	7,220,392
City of Seguin Texas, GO, Series A, 5.25%, 09/01/57	10,000	10,838,800
Conroe Independent School District, Refunding GO, Series A, (PSF), 5.00%, 02/15/28	5,000	5,444,675
County of Harris Texas, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/47	10,000	10,292,430
Dallas Independent School District, Refunding GO, Series B, (PSF), 4.00%, 08/15/29	9,000	8,835,606
Grand Parkway Transportation Corp., Refunding RB, 4.00%, 10/01/45	9,285	8,773,796
Harris County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/28	5,000	5,494,585
Hidalgo County Regional Mobility Authority, RB(e)
Series A, 0.00%, 12/01/42	3,000	1,015,671
Series A, 0.00%, 12/01/43	3,000	955,419
Series A, 0.00%, 12/01/44	3,000	897,051
Series A, 0.00%, 12/01/45	4,000	1,121,736
Series A, 0.00%, 12/01/46	6,000	1,546,158
Series A, 0.00%, 12/01/47	6,125	1,450,706
Series A, 0.00%, 12/01/48	7,130	1,657,162
Series A, 0.00%, 12/01/49	7,135	1,566,682
Series A, 0.00%, 12/01/50	5,145	1,079,267
Series A, 0.00%, 12/01/52	5,000	973,810
Series A, 0.00%, 12/01/53	5,000	890,685
Series A, 0.00%, 12/01/54	5,000	832,585
Katy Independent School District, GO, (PSF), 5.00%, 02/15/48	9,100	9,902,929
Leander Independent School District, GO, Series C, (PSF), 0.00%, 08/15/24(d)(e)	70,000	23,150,925
Lower Colorado River Authority, Refunding RB
(AGM), 5.00%, 05/15/36	2,090	2,376,583
(AGM), 5.00%, 05/15/37	2,000	2,245,704
Matagorda County Navigation District No. 1, Refunding RB, 2.60%, 11/01/29	10,000	8,955,450
Midlothian Independent School District, GO, (PSF), 5.00%, 02/15/47	10,000	10,383,690
New Hope Cultural Education Facilities Finance Corp., Refunding RB
Series A, 6.63%, 10/01/43	4,930	4,510,965
Series A, 6.75%, 10/01/52	790	702,820
Series B2, 4.50%, 10/01/26	2,030	1,950,599
North Texas Municipal Water District Water System Revenue, Refunding RB, Series A, 5.00%, 09/01/29	5,000	5,617,085
Permanent University Fund - Texas A&M University System, Refunding RB, 5.00%, 07/01/42	6,945	7,683,385
Permanent University Fund - University of Texas System, Refunding RB, 5.00%, 07/01/41	3,675	4,080,452

Security	Par (000)	Value

Texas (continued)
Port Authority of Houston of Harris County Texas, ARB
4.00%, 10/01/46	$5,000	$4,765,650
5.00%, 10/01/51	10,000	10,585,280
Port Beaumont Navigation District, Refunding RB(b)
Series B, 6.00%, 01/01/25	6,415	6,047,549
Series A, AMT, 4.00%, 01/01/50	19,670	13,947,407
Port of Beaumont Industrial Development Authority, RB, 4.10%, 01/01/28(b)	27,045	21,519,517
Sanger Independent School District, GO, (PSF), 4.00%, 08/15/52	5,110	4,824,055
Texas Natural Gas Securitization Finance Corp., RB, Series 2023-1, 5.10%, 04/01/35	8,015	8,316,817
Texas Private Activity Bond Surface Transportation Corp., Refunding RB
Series A, 5.00%, 12/31/30	5,365	5,662,875
Series A, 5.00%, 12/31/31	5,000	5,256,575
Series A, 5.00%, 12/31/32	5,000	5,239,295
Series A, 5.00%, 12/31/35	5,000	5,217,420
Texas Water Development Board, RB
5.00%, 08/01/37	465	533,213
5.00%, 08/01/38	560	636,705
5.00%, 08/01/39	1,950	2,207,445
5.00%, 08/01/40	1,550	1,744,964
5.00%, 08/01/42	11,275	12,582,269
4.00%, 10/15/45	11,020	10,874,878
Ysleta Independent School District, GO, (PSF), 5.00%, 08/15/56	23,445	25,232,705

		371,072,576

Utah — 1.0%
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/29	3,365	3,569,441
Series A, AMT, 5.00%, 07/01/30	7,670	8,226,980
Series A, AMT, 5.00%, 07/01/31	5,000	5,385,880
Series A, AMT, 5.00%, 07/01/33	6,110	6,548,472
Series A, AMT, 5.00%, 07/01/51	5,000	5,076,775
City of Salt Lake City Utah Public Utilities Revenue, RB, 5.00%, 02/01/52	10,000	10,744,170
Utah Board of Higher Education, RB
2.55%, 06/01/38	1,250	1,036,191
2.63%, 06/01/39	1,250	1,028,678
Utah Charter School Finance Authority, RB(b)
5.63%, 06/15/26	255	255,340
5.00%, 06/15/42	1,190	1,021,056
5.00%, 06/15/52	3,580	2,897,462
5.63%, 06/15/54	4,930	4,292,551
5.00%, 06/15/57	2,590	2,068,796

		52,151,792

Virginia — 2.1%
Ballston Quarter Community Development Authority, TA
Series A, AMT, 5.38%, 03/01/36	995	783,680
Series A, AMT, 5.50%, 03/01/46	5,955	4,212,037
Cherry Hill Community Development Authority, SAB, 5.15%, 03/01/35(b)	1,000	998,486
Chesapeake Bay Bridge & Tunnel District, RB
(AGM), 5.00%, 07/01/41	5,000	5,143,020
5.00%, 07/01/46	5,000	5,091,905

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Fairfax County Water Authority, Refunding RB, 5.00%, 04/01/46	$10,000	$10,459,770
FHLMC Multifamily VRD Certificates, RB, Series M053, Class A, 2.55%, 06/15/35	1,041	823,841
Hanover County Economic Development Authority, Refunding RB
5.00%, 07/01/38	125	115,961
4.00%, 07/01/47(b)	1,960	1,451,502
5.00%, 07/01/48	365	313,813
Henrico County Economic Development Authority, Refunding RB, 5.00%, 06/01/23	420	420,000
Loudoun County Economic Development Authority, RB, 0.00%, 07/01/49(e)	25,115	7,354,325
Lower Magnolia Green Community Development Authority, SAB(b)
5.00%, 03/01/35	2,720	2,716,850
5.00%, 03/01/45	2,800	2,648,918
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 06/01/46	12,990	11,564,101
Virginia Housing Development Authority, RB, M/F Housing
Series D, 3.90%, 10/01/48	10,000	8,805,210
Series A, AMT, 3.65%, 03/01/43	5,000	4,427,070
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 12/31/49	2,000	1,986,812
AMT, 5.00%, 12/31/52	3,000	2,977,329
Virginia Small Business Financing Authority, Refunding RB
AMT, Senior Lien, 4.00%, 01/01/29	175	173,014
AMT, Senior Lien, 4.00%, 07/01/29	2,000	1,974,964
AMT, Senior Lien, 4.00%, 01/01/30	3,000	2,966,376
AMT, Senior Lien, 4.00%, 07/01/30	2,350	2,326,131
AMT, Senior Lien, 4.00%, 01/01/31	2,955	2,942,893
AMT, Senior Lien, 4.00%, 07/01/31	3,250	3,238,384
AMT, Senior Lien, 4.00%, 01/01/32	2,750	2,742,781
AMT, Senior Lien, 4.00%, 07/01/32	2,750	2,744,258
AMT, Senior Lien, 4.00%, 01/01/33	1,250	1,245,185
AMT, Senior Lien, 4.00%, 07/01/33	1,130	1,123,036
AMT, Senior Lien, 4.00%, 01/01/34	1,000	989,325
AMT, Senior Lien, 4.00%, 07/01/34	1,000	984,283
AMT, Senior Lien, 4.00%, 01/01/35	1,155	1,128,970
AMT, Senior Lien, 4.00%, 07/01/35	1,275	1,236,847
AMT, Senior Lien, 4.00%, 01/01/36	2,500	2,401,995
AMT, Senior Lien, 4.00%, 01/01/37	1,425	1,344,728
AMT, Senior Lien, 4.00%, 01/01/38	1,500	1,395,342
AMT, Senior Lien, 4.00%, 01/01/39	1,250	1,152,365
AMT, Senior Lien, 4.00%, 01/01/40	1,250	1,145,354

		105,550,861

Washington — 2.6%
County of King Washington, Refunding GO
5.00%, 12/01/33	3,225	3,850,669
5.00%, 12/01/34	2,945	3,477,094
5.00%, 12/01/35	4,230	4,935,221
5.00%, 12/01/36	4,435	5,110,974
5.00%, 12/01/37	4,665	5,327,915
King County Housing Authority, Refunding RB
(GTD), 3.50%, 05/01/38	10,000	9,063,700
2.75%, 01/01/40	1,900	1,470,260

Security	Par (000)	Value

Washington (continued)
Mason County Public Hospital District No. 1, RB, 5.00%, 12/01/48	$5,000	$5,089,430
Pierce County School District No. 10 Tacoma, Refunding GO, 1.73%, 12/01/31	4,525	3,674,196
Port of Seattle Washington, GO, 5.00%, 01/01/42	10,000	10,459,970
Port of Seattle Washington, Refunding ARB, Class C, AMT, Intermediate Lien, 5.00%, 08/01/33	5,000	5,417,120
Seattle Housing Authority, Refunding RB, M/F Housing, 3.50%, 12/01/35	1,500	1,387,802
State of Washington, GO
5.00%, 08/01/42	3,105	3,444,796
5.00%, 02/01/43	2,325	2,588,892
Series B, 5.00%, 02/01/33	5,000	5,173,180
Series C, 5.00%, 02/01/47	20,000	21,881,600
State of Washington, Refunding GO
5.00%, 07/01/38	19,740	22,382,317
5.00%, 07/01/42	11,035	12,346,984
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/37	5,000	5,259,120

		132,341,240

Wisconsin — 1.2%
Public Finance Authority, ARB
AMT, 4.00%, 07/01/41	1,755	1,354,972
AMT, 4.25%, 07/01/54	3,060	2,159,644
Public Finance Authority, RB(b)
6.00%, 06/15/24	135	134,346
Class B, 7.00%, 12/01/30	2,000	1,913,766
Series A, 6.25%, 10/01/31	1,285	925,200
Series A, 5.00%, 06/15/41	785	682,908
Series A, 7.00%, 11/01/46(h)(i)	5,085	3,305,250
Series A, 7.00%, 10/01/47	1,285	925,200
Series A, 5.00%, 06/15/51	885	721,748
Series A, 5.00%, 06/15/56	970	778,324
Series A-2, 5.00%, 01/01/24	540	538,974
Series B, 5.50%, 06/15/25	380	379,963
Public Finance Authority, Refunding RB
Series A, 5.00%, 10/01/34(b)	2,620	2,624,739
Series B, 6.13%, 10/01/49(b)	8,530	7,551,379
AMT, 4.00%, 08/01/35	4,840	4,122,770
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 12/15/44	5,000	5,041,680
4.00%, 12/01/46	10,000	9,378,840
4.00%, 12/01/51	10,000	9,106,880
Series A, 5.00%, 11/15/35	10,000	10,396,870

		62,043,453

Total Municipal Bonds — 89.6% (Cost: $4,955,787,906)		4,588,989,196

Municipal Bonds Transferred to Tender Option Bond Trusts(k)

California — 0.6%
California Health Facilities Financing Authority, RB Series A, 5.00%, 08/15/23(d)	10,000	10,034,680

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) May 31, 2023	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
California Health Facilities Financing Authority, RB (continued)
Series A, 5.00%, 08/15/43	$10,000	$10,112,901
San Marcos Unified School District, GO, Series C, Election 2010, 5.00%, 02/15/24(d)	10,000	10,118,330

		30,265,911

Florida — 0.4%
County of Miami-Dade Florida Transit System, RB, 5.00%, 07/01/52	10,000	10,709,100
County of Miami-Dade Seaport Department, Refunding RB, Series A-2, (AGM), 4.00%, 10/01/49	10,000	9,502,330

		20,211,430

Georgia — 0.2%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(d)	10,000	10,352,803

Illinois — 0.2%
Sales Tax Securitization Corp., Refunding RB, Series A, 2nd Lien, 5.00%, 01/01/33	10,000	11,361,320

Michigan — 0.1%
Michigan State Housing Development Authority, RB, M/F Housing, Series A, AMT, 4.15%, 10/01/53	9,230	8,060,711

Missouri — 0.2%
Health & Educational Facilities Authority of the State of Missouri, RB, 5.00%, 01/01/44	10,000	10,054,710

New Jersey — 0.2%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	10,000	9,163,489

New York — 0.2%
New York State Thruway Authority, RB, Series C, 5.00%, 03/15/53	10,000	10,732,629

North Carolina — 0.4%
City of Charlotte North Carolina Airport Revenue, Refunding ARB, Series A, 4.00%, 07/01/51	20,000	18,996,934

Texas — 0.4%
Port Authority of Houston of Harris County Texas, ARB, 5.00%, 10/01/51	10,000	10,585,283
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	10,000	10,476,480

		21,061,763

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 2.9% (Cost: $159,541,928)		150,261,700

Total Long-Term Investments — 93.9% (Cost: $5,198,371,834)		4,807,934,416

Security	Shares	Value

Short-Term Securities

Money Market Funds — 4.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.22%(l)(m)	249,585,583	$249,585,583

Total Short-Term Securities — 4.9% (Cost: $249,546,984)		249,585,583

Total Investments — 98.8% (Cost: $5,447,918,818)		5,057,519,999

Other Assets Less Liabilities — 3.2%		166,888,416

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (2.0)%		(104,355,041)

Net Assets — 100.0%		$5,120,053,374

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Zero-coupon bond.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	When-issued security.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Non-income producing security.
(j)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(k)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Strategic Municipal Opportunities Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$181,906,552	$67,821,922	(a)	$—	$(165,774)	$22,883	$249,585,583	249,585,583	$5,943,183	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	3,964	09/20/23	$453,630	$1,836,040
U.S. Long Bond	2,603	09/20/23	334,404	(1,335,243)
5-Year U.S. Treasury Note	2,604	09/29/23	283,978	1,929,235

				$2,430,032

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$3,765,275	$—	$3,765,275

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,335,243	$—	$1,335,243

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$128,070,843	$—	$128,070,843

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(16,239,356)	$—	$(16,239,356)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$1,544,206,220

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) May 31, 2023	BlackRock Strategic Municipal Opportunities Fund

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$68,683,520	$—	$68,683,520
Municipal Bonds	—	4,575,217,715	13,771,481	4,588,989,196
Municipal Bonds Transferred to Tender Option Bond Trusts	—	150,261,700	—	150,261,700
Short-Term Securities
Money Market Funds	249,585,583	—	—	249,585,583

	$249,585,583	$4,794,162,935	$13,771,481	$5,057,519,999

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$3,765,275	$—	$—	$3,765,275
Liabilities
Interest Rate Contracts	(1,335,243)	—	—	(1,335,243)

	$2,430,032	$—	$—	$2,430,032

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $103,389,987 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

May 31, 2023

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Impact Municipal Fund

ASSETS
Investments, at value — unaffiliated(a)	$2,297,019,465	$279,999,808	$362,395,064	$43,879,746
Investments, at value — affiliated(b)	295,902,305	26,896,116	20,846,287	3,006,316
Cash pledged for futures contracts	10,942,000	—	—	235,000
Receivables:
Investments sold	14,042,706	310,862	210,000	15,000
Capital shares sold	2,575,688	163,036	839,776	1,772
Dividends — affiliated	564,048	61,903	49,822	6,611
Interest — unaffiliated	24,447,510	4,017,074	5,193,098	570,558
From the Manager	—	—	—	36,257
Prepaid expenses	69,505	62,165	69,979	45,961

Total assets	2,645,563,227	311,510,964	389,604,026	47,797,221

ACCRUED LIABILITIES
Bank overdraft	7,750	—	—	—
Payables:
Investments purchased	19,860,600	7,555,573	3,715,079	—
Accounting services fees	89,721	22,034	25,987	7,073
Capital shares redeemed	3,943,304	882,261	1,078,647	155
Custodian fees	10,046	1,631	1,887	579
Income dividend distributions	1,346,859	253,156	420,839	135,266
Interest expense and fees	819,810	—	—	—
Investment advisory fees	1,382,586	185,619	256,056	—
Trustees’ and Officer’s fees	8,186	1,195	1,485	306
Other accrued expenses	66,998	14,853	16,638	8,422
Professional fees	88,616	22,255	21,018	22,140
Service and distribution fees	204,654	35,292	34,788	20
Transfer agent fees	206,994	31,165	21,379	151
Variation margin on futures contracts	2,189,798	—	—	43,844

Total accrued liabilities	30,225,922	9,005,034	5,593,803	217,956

OTHER LIABILITIES
TOB Trust Certificates	83,194,978	—	—	—

Total liabilities	113,420,900	9,005,034	5,593,803	217,956

NET ASSETS	$2,532,142,327	$302,505,930	$384,010,223	$47,579,265

NET ASSETS CONSIST OF
Paid-in capital	$2,800,739,339	$325,569,439	$447,359,293	$49,961,209
Accumulated loss	(268,597,012)	(23,063,509)	(63,349,070)	(2,381,944)

NET ASSETS	$2,532,142,327	$302,505,930	$384,010,223	$47,579,265

(a) Investments, at cost — unaffiliated	$2,392,054,699	$283,558,114	$379,708,032	$45,499,083
(b) Investments, at cost — affiliated	$295,883,072	$26,893,393	$20,843,428	$3,005,961

F I N A N C I A L S T A T E M E N T S	57

Statements of Assets and Liabilities (continued)

May 31, 2023

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Impact Municipal Fund

NET ASSET VALUE

Institutional
Net assets	$1,646,281,545	$168,720,827	$240,594,730	$122,193

Shares outstanding	140,274,049	16,616,047	24,825,434	12,860

Net asset value	$11.74	$10.15	$9.69	$9.50

Shares authorized	Unlimited	Unlimited	Unlimited	500 million

Par value	$0.10	$0.10	$0.10	$0.10

Service
Net assets	N/A	$6,622,093	$1,067,173	N/A

Shares outstanding	N/A	652,170	109,993	N/A

Net asset value	N/A	$10.15	$9.70	N/A

Shares authorized	N/A	Unlimited	Unlimited	N/A

Par value	N/A	$0.10	$0.10	N/A

Investor A
Net assets	$661,274,251	$99,045,682	$117,457,051	$96,775

Shares outstanding	56,393,383	9,746,613	12,106,131	10,186

Net asset value	$11.73	$10.16	$9.70	$9.50

Shares authorized	Unlimited	Unlimited	Unlimited	300 million

Par value	$0.10	$0.10	$0.10	$0.10

Investor A1
Net assets	$78,960,299	$12,898,917	$6,354,376	N/A

Shares outstanding	6,727,831	1,268,833	654,649	N/A

Net asset value	$11.74	$10.17	$9.71	N/A

Shares authorized	Unlimited	Unlimited	Unlimited	N/A

Par value	$0.10	$0.10	$0.10	N/A

Investor C
Net assets	$62,713,444	$12,896,230	$10,190,006	N/A

Shares outstanding	5,343,079	1,270,427	1,050,507	N/A

Net asset value	$11.74	$10.15	$9.70	N/A

Shares authorized	Unlimited	Unlimited	Unlimited	N/A

Par value	$0.10	$0.10	$0.10	N/A

Class K
Net assets	$82,912,788	$2,322,181	$8,346,887	$47,360,297

Shares outstanding	7,062,134	228,779	861,449	4,984,364

Net asset value	$11.74	$10.15	$9.69	$9.50

Shares authorized	Unlimited	Unlimited	Unlimited	500 million

Par value	$0.10	$0.10	$0.10	$0.10

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

May 31, 2023

BlackRock Strategic Municipal Opportunities Fund

ASSETS
Investments, at value — unaffiliated(a)	$4,807,934,416
Investments, at value — affiliated(b)	249,585,583
Cash	9,472,866
Cash pledged for futures contracts	24,522,000
Receivables:
Investments sold	141,782,088
Capital shares sold	8,808,040
Dividends — affiliated	805,950
Interest — unaffiliated	54,216,152
Prepaid expenses	218,921

Total assets	5,297,346,016

ACCRUED LIABILITIES
Payables:
Investments purchased	44,275,050
Accounting services fees	165,653
Capital shares redeemed	15,175,891
Custodian fees	23,152
Income dividend distributions	2,893,767
Interest expense and fees	965,054
Investment advisory fees	4,035,799
Trustees’ and Officer’s fees	105,420
Other accrued expenses	238,066
Professional fees	294,412
Service and distribution fees	283,998
Transfer agent fees	561,602
Variation margin on futures contracts	4,884,791

Total accrued liabilities	73,902,655

OTHER LIABILITIES
TOB Trust Certificates	103,389,987

Total liabilities	177,292,642

NET ASSETS	$5,120,053,374

NET ASSETS CONSIST OF
Paid-in capital	$6,369,087,511
Accumulated loss	(1,249,034,137)

NET ASSETS	$5,120,053,374

(a) Investments, at cost — unaffiliated	$5,198,371,834
(b) Investments, at cost — affiliated	$249,546,984

F I N A N C I A L S T A T E M E N T S	59

Statements of Assets and Liabilities (continued)

May 31, 2023

BlackRock Strategic Municipal Opportunities Fund

NET ASSET VALUE

Institutional
Net assets	$3,992,499,303

Shares outstanding	385,516,201

Net asset value	$10.36

Shares authorized	Unlimited

Par value	$0.10

Investor A
Net assets	$938,419,706

Shares outstanding	90,653,766

Net asset value	$10.35

Shares authorized	Unlimited

Par value	$0.10

Investor A1
Net assets	$16,987,060

Shares outstanding	1,640,484

Net asset value	$10.35

Shares authorized	Unlimited

Par value	$0.10

Investor C
Net assets	$78,321,722

Shares outstanding	7,561,972

Net asset value	$10.36

Shares authorized	Unlimited

Par value	$0.10

Class K
Net assets	$93,825,583

Shares outstanding	9,059,252

Net asset value	$10.36

Shares authorized	Unlimited

Par value	$0.10

See notes to financial statements.

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended May 31, 2023

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Impact Municipal Fund

INVESTMENT INCOME
Dividends — affiliated	$2,804,705	$348,304	$298,092	$35,283
Interest — unaffiliated	88,117,100	12,183,142	15,164,414	1,733,196

Total investment income	90,921,805	12,531,446	15,462,506	1,768,479

EXPENSES
Investment advisory	9,700,524	1,633,540	2,196,993	213,561
Service and distribution — class specific	2,623,204	438,401	441,862	237
Transfer agent — class specific	1,378,203	240,333	475,675	369
Professional	561,624	96,206	102,861	87,236
Accounting services	266,123	65,452	77,700	20,933
Registration	103,488	81,603	83,922	45,217
Custodian	38,725	5,550	9,102	1,862
Trustees and Officer	38,057	5,817	7,286	1,791
Printing and postage	28,318	28,510	28,964	37,568
Administration	—	—	—	20,170
Administration — class specific	—	—	—	9,491
Offering	—	—	—	123,728
Miscellaneous	195,307	34,937	38,857	19,986

Total expenses excluding interest expense	14,933,573	2,630,349	3,463,222	582,149

Interest expense(a)	4,320,634	95,260	159,159	—

Total expenses	19,254,207	2,725,609	3,622,381	582,149
Less:
Administration fees waived	—	—	—	(15,038)
Administration fees waived by the Manager — class specific	—	—	—	(9,383)
Fees waived and/or reimbursed by the Manager	(639,680)	(474,422)	(474,717)	(305,661)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(159,850)	(88,035)	(277,479)	(319)

Total expenses after fees waived and/or reimbursed	18,454,677	2,163,152	2,870,185	251,748

Net investment income	72,467,128	10,368,294	12,592,321	1,516,731

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(130,003,608)	(11,774,656)	(28,361,991)	(1,295,617)
Investments — affiliated	(42,672)	(7,075)	(9,775)	(219)
Futures contracts	49,000,855	2,395,657	3,498,025	657,464
Payment by affiliate	10,218	—	—	—

	(81,035,207)	(9,386,074)	(24,873,741)	(638,372)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	3,767,799	(1,036,702)	1,249,659	(631,216)
Investments — affiliated	14,134	1,679	2,085	153
Foreign currency translations	6	—	—	—
Futures contracts	(6,575,837)	(337,437)	(556,366)	(106,773)

	(2,793,898)	(1,372,460)	695,378	(737,836)

Net realized and unrealized loss	(83,829,105)	(10,758,534)	(24,178,363)	(1,376,208)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,361,977)	$(390,240)	$(11,586,042)	$140,523

(a)	Related to TOB Trusts.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Statements of Operations  (continued)

Year Ended May 31, 2023

BlackRock Strategic Municipal Opportunities Fund

INVESTMENT INCOME
Dividends — affiliated	$5,943,183
Interest — unaffiliated	209,213,801

Total investment income	215,156,984

EXPENSES
Investment advisory	30,796,760
Transfer agent — class specific	4,388,097
Service and distribution — class specific	3,811,180
Professional	1,474,041
Accounting services	486,191
Registration	352,221
Custodian	131,679
Trustees and Officer	86,136
Printing and postage	47,920
Miscellaneous	569,845

Total expenses excluding interest expense	42,144,070

Interest expense(a)	10,920,941

Total expenses	53,065,011
Less:
Fees waived and/or reimbursed by the Manager	(3,265,438)

Total expenses after fees waived and/or reimbursed	49,799,573

Net investment income	165,357,411

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(644,672,004)
Investments — affiliated	(165,774)
Futures contracts	128,070,843
Payment by affiliate	127,749

(516,639,186)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	186,589,263
Investments — affiliated	22,883
Futures contracts	(16,239,356)

170,372,790

Net realized and unrealized loss	(346,266,396)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(180,908,985)

(a)	Related to TOB Trusts.

See notes to financial statements.

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock California Municipal Opportunities Fund		BlackRock New Jersey Municipal Bond Fund

	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/23	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$72,467,128	$61,342,269	$10,368,294	$10,079,743
Net realized gain (loss)	(81,035,207)	53,633,184	(9,386,074)	(285,012)
Net change in unrealized appreciation (depreciation)	(2,793,898)	(329,463,624)	(1,372,460)	(39,851,385)

Net decrease in net assets resulting from operations	(11,361,977)	(214,488,171)	(390,240)	(30,056,654)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(47,287,796)	(39,442,069)	(5,877,639)	(5,896,927)
Service	—	—	(214,335)	(191,790)
Investor A	(18,938,904)	(16,551,486)	(3,362,616)	(3,044,749)
Investor A1	(2,262,197)	(1,805,179)	(451,980)	(422,914)
Investor C	(1,283,033)	(920,007)	(348,680)	(390,028)
Class K	(2,191,985)	(2,362,037)	(79,862)	(83,286)

Decrease in net assets resulting from distributions to shareholders	(71,963,915)	(61,080,778)	(10,335,112)	(10,029,694)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(419,640,427)	43,146,802	(31,860,802)	(13,042,661)

NET ASSETS
Total decrease in net assets	(502,966,319)	(232,422,147)	(42,586,154)	(53,129,009)
Beginning of year	3,035,108,646	3,267,530,793	345,092,084	398,221,093

End of year	$2,532,142,327	$3,035,108,646	$302,505,930	$345,092,084

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Statements of Changes in Net Assets  (continued)

	BlackRock Pennsylvania Municipal Bond Fund		BlackRock Impact Municipal Fund

	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/23	Period from 03/14/22 to 05/31/22 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,592,321	$14,111,556	$1,516,731	$156,034
Net realized loss	(24,873,741)	(45,082)	(638,372)	(45,009)
Net change in unrealized appreciation (depreciation)	695,378	(60,559,813)	(737,836)	(925,471)

Net increase (decrease) in net assets resulting from operations	(11,586,042)	(46,493,339)	140,523	(814,446)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(8,259,921)	(9,830,943)	(4,088)	(287)
Service	(30,318)	(52,649)	—	—
Investor A	(3,583,608)	(3,560,600)	(3,066)	(235)
Investor A1	(212,195)	(199,344)	—	—
Investor C	(241,670)	(266,830)	—	—
Class K	(248,217)	(191,918)	(1,659,843)	(147,976)

Decrease in net assets resulting from distributions to shareholders	(12,575,929)	(14,102,284)	(1,666,997)	(148,498)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(90,981,845)	(42,903,828)	68,683	50,000,000

NET ASSETS
Total increase (decrease) in net assets	(115,143,816)	(103,499,451)	(1,457,791)	49,037,056
Beginning of year	499,154,039	602,653,490	49,037,056	—

End of year	$384,010,223	$499,154,039	$47,579,265	$49,037,056

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock Strategic Municipal Opportunities Fund

	Year Ended 05/31/23	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$165,357,411	$178,360,941
Net realized gain (loss)	(516,639,186)	201,270,471
Net change in unrealized appreciation (depreciation)	170,372,790	(1,061,013,019)

Net decrease in net assets resulting from operations	(180,908,985)	(681,381,607)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(128,119,888)	(141,257,072)
Investor A	(28,520,212)	(31,249,214)
Investor A1	(502,679)	(479,191)
Investor C	(1,746,021)	(1,856,095)
Class K	(3,417,734)	(3,522,594)

Decrease in net assets resulting from distributions to shareholders	(162,306,534)	(178,364,166)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(1,921,094,259)	(365,894,985)

NET ASSETS
Total decrease in net assets	(2,264,309,778)	(1,225,640,758)
Beginning of year	7,384,363,152	8,610,003,910

End of year	$5,120,053,374	$7,384,363,152

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund
	Institutional

	Year Ended 05/31/23		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$12.05		$13.08	$12.21	$12.71	$12.76

Net investment income(a)	0.33		0.25	0.25	0.27	0.34
Net realized and unrealized gain (loss)	(0.31)		(1.03)	0.87	(0.50)	0.19

Net increase (decrease) from investment operations	0.02		(0.78)	1.12	(0.23)	0.53

Distributions(b)
From net investment income	(0.33)		(0.25)	(0.25)	(0.27)	(0.34)
From net realized gain	—		—	—	—	(0.24)

Total distributions	(0.33)		(0.25)	(0.25)	(0.27)	(0.58)

Net asset value, end of year	$11.74		$12.05	$13.08	$12.21	$12.71

Total Return(c)
Based on net asset value	0.23	%(d)	(6.06)%	9.26%	(1.85)%	4.28%

Ratios to Average Net Assets(e)
Total expenses(f)	0.64%		0.49%	0.48%	0.57%	0.63%

Total expenses after fees waived and/or reimbursed	0.60%		0.47%	0.46%	0.55%	0.61%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.44%		0.44%	0.43%	0.43%	0.44%

Net investment income	2.84%		1.95%	1.98%	2.13%	2.70%

Supplemental Data
Net assets, end of year (000)	$1,646,282		$1,907,899	$1,922,918	$1,865,633	$2,016,387

Borrowings outstanding, end of year (000)	$83,195		$147,795	$143,145	$148,145	$253,167

Portfolio turnover rate	52%		82%	53%	117%	126%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Expense ratios	N/A	N/A	N/A	0.56%	0.62%

(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)

	Investor A

	Year Ended 05/31/23		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19

Net asset value, beginning of year	$12.04		$13.07	$12.19	$12.70		$12.75

Net investment income(a)	0.31		0.22	0.22	0.24		0.31
Net realized and unrealized gain (loss)	(0.32)		(1.03)	0.88	(0.51)		0.19

Net increase (decrease) from investment operations	(0.01)		(0.81)	1.10	(0.27)		0.50

Distributions(b)
From net investment income	(0.30)		(0.22)	(0.22)	(0.24)		(0.31)
From net realized gain	—		—	—	—		(0.24)

Total distributions	(0.30)		(0.22)	(0.22)	(0.24)		(0.55)

Net asset value, end of year	$11.73		$12.04	$13.07	$12.19		$12.70

Total Return(c)
Based on net asset value	(0.02	)%(d)	(6.30)%	9.09%	(2.18)%		4.02%

Ratios to Average Net Assets(e)
Total expenses	0.87%		0.72%	0.72%	0.82	%(f)	0.88	%(f)

Total expenses after fees waived and/or reimbursed	0.85%		0.71%	0.71%	0.80%		0.86%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.68%		0.68%	0.68%	0.68%		0.69%

Net investment income	2.60%		1.69%	1.74%	1.88%		2.45%

Supplemental Data
Net assets, end of year (000)	$661,274		$843,462	$1,025,162	$1,069,541		$941,069

Borrowings outstanding, end of year (000)	$83,195		$147,795	$143,145	$148,145		$253,167

Portfolio turnover rate	52%		82%	53%	117%		126%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)
	Investor A1
	Year Ended 05/31/23		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$12.05		$13.08	$12.20	$12.71	$12.76

Net investment income(a)	0.32		0.24	0.24	0.26	0.33
Net realized and unrealized gain (loss)	(0.31)		(1.03)	0.88	(0.51)	0.19

Net increase (decrease) from investment operations	0.01		(0.79)	1.12	(0.25)	0.52

Distributions(b)
From net investment income	(0.32)		(0.24)	(0.24)	(0.26)	(0.33)
From net realized gain	—		—	—	—	(0.24)

Total distributions	(0.32)		(0.24)	(0.24)	(0.26)	(0.57)

Net asset value, end of year	$11.74		$12.05	$13.08	$12.20	$12.71

Total Return(c)
Based on net asset value	0.14	%(d)	(6.15)%	9.25%	(2.01)%	4.18%

Ratios to Average Net Assets(e)
Total expenses(f)	0.72%		0.57%	0.57%	0.65%	0.72%

Total expenses after fees waived and/or reimbursed	0.69%		0.56%	0.56%	0.63%	0.70%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.53%		0.53%	0.53%	0.51%	0.53%

Net investment income	2.75%		1.85%	1.89%	2.08%	2.61%

Supplemental Data
Net assets, end of year (000)	$78,960		$88,442	$103,726	$103,229	$112,554

Borrowings outstanding, end of year (000)	$83,195		$147,795	$143,145	$148,145	$253,167

Portfolio turnover rate	52%		82%	53%	117%	126%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Expense ratios	N/A	N/A	N/A	0.65%	0.71%

(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)
	Investor C
	Year Ended 05/31/23		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19

Net asset value, beginning of year	$12.05		$13.08	$12.21	$12.71		$12.76

Net investment income(a)	0.22		0.12	0.12	0.14		0.21
Net realized and unrealized gain (loss)	(0.31)		(1.03)	0.87	(0.50)		0.19

Net increase (decrease) from investment operations	(0.09)		(0.91)	0.99	(0.36)		0.40

Distributions(b)
From net investment income	(0.22)		(0.12)	(0.12)	(0.14)		(0.21)
From net realized gain	—		—	—	—		(0.24)

Total distributions	(0.22)		(0.12)	(0.12)	(0.14)		(0.45)

Net asset value, end of year	$11.74		$12.05	$13.08	$12.21		$12.71

Total Return(c)
Based on net asset value	(0.77	)%(d)	(7.00)%	8.17%	(2.82)%		3.24%

Ratios to Average Net Assets(e)
Total expenses	1.63%		1.48%	1.48%	1.57	%(f)	1.63	%(f)

Total expenses after fees waived and/or reimbursed	1.60%		1.47%	1.47%	1.56%		1.61%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	1.44%		1.44%	1.44%	1.43%		1.44%

Net investment income	1.84%		0.93%	0.99%	1.14%		1.70%

Supplemental Data
Net assets, end of year (000)	$62,713		$84,141	$107,235	$144,972		$150,543

Borrowings outstanding, end of year (000)	$83,195		$147,795	$143,145	$148,145		$253,167

Portfolio turnover rate	52%		82%	53%	117%		126%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)
	Class K
	Year Ended 05/31/23		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19

Net asset value, beginning of year	$12.05		$13.08	$12.21	$12.71		$12.76

Net investment income(a)	0.34		0.26	0.26	0.28		0.34
Net realized and unrealized gain (loss)	(0.31)		(1.04)	0.87	(0.50)		0.19

Net increase (decrease) from investment operations	0.03		(0.78)	1.13	(0.22)		0.53

Distributions(b)
From net investment income	(0.34)		(0.25)	(0.26)	(0.28)		(0.34)
From net realized gain	—		—	—	—		(0.24)

Total distributions	(0.34)		(0.25)	(0.26)	(0.28)		(0.58)

Net asset value, end of year	$11.74		$12.05	$13.08	$12.21		$12.71

Total Return(c)
Based on net asset value	0.28	%(d)	(6.01)%	9.31%	(1.80)%		4.33%

Ratios to Average Net Assets(e)
Total expenses	0.58%		0.43%	0.43%	0.51	%(f)	0.58%

Total expenses after fees waived and/or reimbursed	0.55%		0.42%	0.42%	0.50%		0.56%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.39%		0.39%	0.39%	0.38%		0.39%

Net investment income	2.87%		1.99%	2.02%	2.19%		2.71%

Supplemental Data
Net assets, end of year (000)	$82,913		$111,164	$108,489	$108,494		$113,480

Borrowings outstanding, end of year (000)	$83,195		$147,795	$143,145	$148,145		$253,167

Portfolio turnover rate	52%		82%	53%	117%		126%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund
	Institutional
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$10.45	$11.59	$10.84	$11.30	$11.05

Net investment income(a)	0.35	0.31	0.35	0.37	0.40
Net realized and unrealized gain (loss)	(0.30)	(1.15)	0.75	(0.46)	0.25

Net increase (decrease) from investment operations	0.05	(0.84)	1.10	(0.09)	0.65

Distributions from net investment income(b)	(0.35)	(0.30)	(0.35)	(0.37)	(0.40)

Net asset value, end of year	$10.15	$10.45	$11.59	$10.84	$11.30

Total Return(c)
Based on net asset value	0.53%	(7.37)%	10.23%	(0.89)%	6.05%

Ratios to Average Net Assets(d)
Total expenses	0.75%	0.74%	0.73%	0.81%	0.85%

Total expenses after fees waived and/or reimbursed	0.55%	0.56%	0.56%	0.63%	0.65%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.52%	0.52%	0.52%	0.52%	0.52%

Net investment income	3.44%	2.70%	3.06%	3.27%	3.65%

Supplemental Data
Net assets, end of year (000)	$168,721	$190,069	$215,903	$188,512	$178,716

Borrowings outstanding, end of year (000)	$—	$16,739	$17,972	$22,054	$16,419

Portfolio turnover rate	35%	20%	16%	21%	15%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Service
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$10.45	$11.59	$10.84	$11.30	$11.05

Net investment income(a)	0.32	0.27	0.32	0.34	0.37
Net realized and unrealized gain (loss)	(0.30)	(1.13)	0.75	(0.46)	0.25

Net increase (decrease) from investment operations	0.02	(0.86)	1.07	(0.12)	0.62

Distributions from net investment income(b)	(0.32)	(0.28)	(0.32)	(0.34)	(0.37)

Net asset value, end of year	$10.15	$10.45	$11.59	$10.84	$11.30

Total Return(c)
Based on net asset value	0.28%	(7.60)%	9.96%	(1.13)%	5.79%

Ratios to Average Net Assets(d)
Total expenses	0.99%	0.96%	0.96%	1.02%	1.08%

Total expenses after fees waived and/or reimbursed	0.80%	0.81%	0.81%	0.88%	0.90%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.77%	0.77%	0.77%	0.77%	0.77%

Net investment income	3.19%	2.42%	2.77%	2.98%	3.34%

Supplemental Data
Net assets, end of year (000)	$6,622	$7,293	$7,955	$7,466	$7,874

Borrowings outstanding, end of year (000)	$—	$16,739	$17,972	$22,054	$16,419

Portfolio turnover rate	35%	20%	16%	21%	15%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Investor A
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$10.46	$11.60	$10.85	$11.31	$11.06

Net investment income(a)	0.32	0.28	0.32	0.34	0.37
Net realized and unrealized gain (loss)	(0.30)	(1.14)	0.75	(0.46)	0.25

Net increase (decrease) from investment operations	0.02	(0.86)	1.07	(0.12)	0.62

Distributions from net investment income(b)	(0.32)	(0.28)	(0.32)	(0.34)	(0.37)

Net asset value, end of year	$10.16	$10.46	$11.60	$10.85	$11.31

Total Return(c)
Based on net asset value	0.28%	(7.59)%	9.96%	(1.13)%	5.79%

Ratios to Average Net Assets(d)
Total expenses	0.95%	0.94%	0.93%	1.02%	1.05%

Total expenses after fees waived and/or reimbursed	0.80%	0.81%	0.80%	0.88%	0.90%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.77%	0.77%	0.77%	0.77%	0.77%

Net investment income	3.19%	2.45%	2.81%	3.01%	3.39%

Supplemental Data
Net assets, end of year (000)	$99,046	$112,909	$128,040	$106,048	$90,055

Borrowings outstanding, end of year (000)	$—	$16,739	$17,972	$22,054	$16,419

Portfolio turnover rate	35%	20%	16%	21%	15%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Investor A1
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$10.47	$11.60	$10.85	$11.31	$11.06

Net investment income(a)	0.34	0.29	0.34	0.36	0.39
Net realized and unrealized gain (loss)	(0.30)	(1.13)	0.75	(0.46)	0.25

Net increase (decrease) from investment operations	0.04	(0.84)	1.09	(0.10)	0.64

Distributions from net investment income(b)	(0.34)	(0.29)	(0.34)	(0.36)	(0.39)

Net asset value, end of year	$10.17	$10.47	$11.60	$10.85	$11.31

Total Return(c)
Based on net asset value	0.44%	(7.35)%	10.12%	(0.97)%	5.95%

Ratios to Average Net Assets(d)
Total expenses	0.80%	0.79%	0.78%	0.85%	0.88%

Total expenses after fees waived and/or reimbursed	0.65%	0.66%	0.65%	0.73%	0.74%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.62%	0.61%	0.62%	0.61%	0.62%

Net investment income	3.34%	2.59%	2.96%	3.16%	3.54%

Supplemental Data
Net assets, end of year (000)	$12,899	$14,636	$17,417	$17,241	$19,760

Borrowings outstanding, end of year (000)	$—	$16,739	$17,972	$22,054	$16,419

Portfolio turnover rate	35%	20%	16%	21%	15%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Investor C

	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$10.45	$11.59	$10.84	$11.30	$11.05

Net investment income(a)	0.25	0.19	0.23	0.25	0.29
Net realized and unrealized gain (loss)	(0.30)	(1.14)	0.75	(0.45)	0.25

Net increase (decrease) from investment operations	(0.05)	(0.95)	0.98	(0.20)	0.54

Distributions from net investment income(b)	(0.25)	(0.19)	(0.23)	(0.26)	(0.29)

Net asset value, end of year	$10.15	$10.45	$11.59	$10.84	$11.30

Total Return(c)
Based on net asset value	(0.47)%	(8.29)%	9.14%	(1.87)%	5.00%

Ratios to Average Net Assets(d)
Total expenses	1.71%	1.70%	1.68%	1.76%	1.79%

Total expenses after fees waived and/or reimbursed	1.55%	1.56%	1.56%	1.63%	1.64%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income	2.44%	1.68%	2.06%	2.26%	2.64%

Supplemental Data
Net assets, end of year (000)	$12,896	$17,672	$26,004	$32,313	$31,234

Borrowings outstanding, end of year (000)	$—	$16,739	$17,972	$22,054	$16,419

Portfolio turnover rate	35%	20%	16%	21%	15%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Class K
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$10.45	$11.59	$10.83	$11.30	$11.04

Net investment income(a)	0.35	0.31	0.35	0.37	0.41
Net realized and unrealized gain (loss)	(0.30)	(1.14)	0.76	(0.47)	0.26

Net increase (decrease) from investment operations	0.05	(0.83)	1.11	(0.10)	0.67

Distributions from net investment income(b)	(0.35)	(0.31)	(0.35)	(0.37)	(0.41)

Net asset value, end of year	$10.15	$10.45	$11.59	$10.83	$11.30

Total Return(c)
Based on net asset value	0.58%	(7.32)%	10.39%	(0.93)%	6.20%

Ratios to Average Net Assets(d)
Total expenses	0.66%	0.65%	0.64%	0.72%	0.75%

Total expenses after fees waived and/or reimbursed	0.50%	0.51%	0.51%	0.58%	0.60%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.47%	0.47%	0.47%	0.47%	0.47%

Net investment income	3.49%	2.75%	3.10%	3.32%	3.70%

Supplemental Data
Net assets, end of year (000)	$2,322	$2,513	$2,902	$2,075	$1,660

Borrowings outstanding, end of year (000)	$—	$16,739	$17,972	$22,054	$16,419

Portfolio turnover rate	35%	20%	16%	21%	15%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund
	Institutional
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$10.18	$11.29	$10.75	$11.11	$10.98

Net investment income(a)	0.30	0.27	0.33	0.38	0.43
Net realized and unrealized gain (loss)	(0.49)	(1.11)	0.54	(0.36)	0.13

Net increase (decrease) from investment operations	(0.19)	(0.84)	0.87	0.02	0.56

Distributions from net investment income(b)	(0.30)	(0.27)	(0.33)	(0.38)	(0.43)

Net asset value, end of year	$9.69	$10.18	$11.29	$10.75	$11.11

Total Return(c)
Based on net asset value	(1.82)%	(7.56)%	8.20%	0.14%	5.22%

Ratios to Average Net Assets(d)
Total expenses	0.79%	0.78%	0.79%	0.93%	1.04%

Total expenses after fees waived and/or reimbursed	0.58%	0.59%	0.61%	0.75%	0.84%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.54%	0.54%	0.54%	0.54%	0.54%

Net investment income	3.08%	2.47%	2.98%	3.44%	3.93%

Supplemental Data
Net assets, end of year (000)	$240,595	$325,614	$403,080	$370,399	$379,911

Borrowings outstanding, end of year (000)	$—	$29,938	$49,169	$64,784	$64,404

Portfolio turnover rate	46%	27%	27%	26%	23%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)
	Service
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$10.19	$11.30	$10.76	$11.13	$10.99

Net investment income(a)	0.28	0.24	0.30	0.35	0.40
Net realized and unrealized gain (loss)	(0.49)	(1.11)	0.54	(0.37)	0.14

Net increase (decrease) from investment operations	(0.21)	(0.87)	0.84	(0.02)	0.54

Distributions from net investment income(b)	(0.28)	(0.24)	(0.30)	(0.35)	(0.40)

Net asset value, end of year	$9.70	$10.19	$11.30	$10.76	$11.13

Total Return(c)
Based on net asset value	(2.05)%	(7.79)%	7.93%	(0.20)%	5.05%

Ratios to Average Net Assets(d)
Total expenses	0.99%	0.98%	0.97%	1.14%	1.26%

Total expenses after fees waived and/or reimbursed	0.82%	0.84%	0.86%	1.00%	1.09%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.79%	0.79%	0.79%	0.79%	0.79%

Net investment income	2.85%	2.21%	2.72%	3.19%	3.67%

Supplemental Data
Net assets, end of year (000)	$1,067	$1,350	$2,367	$1,986	$2,080

Borrowings outstanding, end of year (000)	$—	$29,938	$49,169	$64,784	$64,404

Portfolio turnover rate	46%	27%	27%	26%	23%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

78	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Investor A

	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$10.19	$11.30	$10.76	$11.13	$10.99

Net investment income(a)	0.28	0.25	0.30	0.35	0.40
Net realized and unrealized gain (loss)	(0.49)	(1.11)	0.54	(0.37)	0.14

Net increase (decrease) from investment operations	(0.21)	(0.86)	0.84	(0.02)	0.54

Distributions from net investment income(b)	(0.28)	(0.25)	(0.30)	(0.35)	(0.40)

Net asset value, end of year	$9.70	$10.19	$11.30	$10.76	$11.13

Total Return(c)
Based on net asset value	(2.05)%	(7.78)%	7.93%	(0.20)%	5.05%

Ratios to Average Net Assets(d)
Total expenses	0.93%	0.93%	0.94%	1.09%	1.19%

Total expenses after fees waived and/or reimbursed	0.82%	0.83%	0.85%	1.00%	1.09%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.78%	0.78%	0.78%	0.79%	0.79%

Net investment income	2.84%	2.23%	2.72%	3.19%	3.67%

Supplemental Data

Net assets, end of year (000)	$117,457	$142,514	$161,081	$131,336	$110,756

Borrowings outstanding, end of year (000)	$—	$29,938	$49,169	$64,784	$64,404

Portfolio turnover rate	46%	27%	27%	26%	23%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Investor A1

	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$10.20	$11.30	$10.77	$11.13	$11.00

Net investment income(a)	0.29	0.26	0.32	0.37	0.42
Net realized and unrealized gain (loss)	(0.49)	(1.10)	0.53	(0.36)	0.13

Net increase (decrease) from investment operations	(0.20)	(0.84)	0.85	0.01	0.55

Distributions from net investment income(b)	(0.29)	(0.26)	(0.32)	(0.37)	(0.42)

Net asset value, end of year	$9.71	$10.20	$11.30	$10.77	$11.13

Total Return(c)
Based on net asset value	(1.91)%	(7.56)%	7.99%	0.04%	5.11%

Ratios to Average Net Assets(d)
Total expenses	0.83%	0.81%	0.82%	0.96%	1.05%

Total expenses after fees waived and/or reimbursed	0.68%	0.69%	0.71%	0.85%	0.94%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.64%	0.64%	0.64%	0.64%	0.64%

Net investment income	2.99%	2.37%	2.88%	3.34%	3.83%

Supplemental Data

Net assets, end of year (000)	$6,354	$7,651	$8,925	$9,462	$10,502

Borrowings outstanding, end of year (000)	$—	$29,938	$49,169	$64,784	$64,404

Portfolio turnover rate	46%	27%	27%	26%	23%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

80	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Investor C

	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$10.19	$11.30	$10.76	$11.12	$10.99

Net investment income(a)	0.20	0.16	0.22	0.27	0.32
Net realized and unrealized gain (loss)	(0.49)	(1.11)	0.54	(0.36)	0.13

Net increase (decrease) from investment operations	(0.29)	(0.95)	0.76	(0.09)	0.45

Distributions from net investment income(b)	(0.20)	(0.16)	(0.22)	(0.27)	(0.32)

Net asset value, end of year	$9.70	$10.19	$11.30	$10.76	$11.12

Total Return(c)
Based on net asset value	(2.79)%	(8.48)%	7.12%	(0.85)%	4.18%

Ratios to Average Net Assets(d)
Total expenses	1.73%	1.70%	1.71%	1.85%	1.95%

Total expenses after fees waived and/or reimbursed	1.58%	1.59%	1.61%	1.75%	1.84%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	1.54%	1.54%	1.54%	1.54%	1.54%

Net investment income	2.08%	1.47%	2.00%	2.44%	2.93%

Supplemental Data

Net assets, end of year (000)	$10,190	$14,249	$20,866	$29,078	$29,936

Borrowings outstanding, end of year (000)	$—	$29,938	$49,169	$64,784	$64,404

Portfolio turnover rate	46%	27%	27%	26%	23%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Class K

	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$10.18	$11.29	$10.75	$11.11	$10.98

Net investment income(a)	0.31	0.28	0.33	0.38	0.43
Net realized and unrealized gain (loss)	(0.49)	(1.11)	0.55	(0.35)	0.13

Net increase (decrease) from investment operations	(0.18)	(0.83)	0.88	0.03	0.56

Distributions from net investment income(b)	(0.31)	(0.28)	(0.34)	(0.39)	(0.43)

Net asset value, end of year	$9.69	$10.18	$11.29	$10.75	$11.11

Total Return(c)
Based on net asset value	(1.77)%	(7.52)%	8.25%	0.19%	5.28%

Ratios to Average Net Assets(d)
Total expenses	0.65%	0.64%	0.65%	0.80%	0.90%

Total expenses after fees waived and/or reimbursed	0.53%	0.54%	0.56%	0.70%	0.79%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.49%	0.49%	0.49%	0.49%	0.49%

Net investment income	3.15%	2.53%	3.01%	3.48%	3.98%

Supplemental Data

Net assets, end of year (000)	$8,347	$7,776	$6,334	$3,982	$2,329

Borrowings outstanding, end of year (000)	$—	$29,938	$49,169	$64,784	$64,404

Portfolio turnover rate	46%	27%	27%	26%	23%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

82	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Impact Municipal Fund

	Institutional

			Period from
	Year Ended		03/14/22(a)
	05/31/23		to 05/31/22

Net asset value, beginning of period	$9.81		$10.00

Net investment income(b)	0.30		0.03
Net realized and unrealized loss	(0.28)			(0.19)

Net increase (decrease) from investment operations	0.02			(0.16)

Distributions

From net investment income(c)	(0.30)			(0.03)

From net realized gain	(0.03)		—

Total distributions	(0.33)			(0.03)

Net asset value, end of period	$9.50		$9.81

Total Return(d)
Based on net asset value	0.27%		(1.61	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.30	%(g)	1.13	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.57%		0.58	%(i)

Net investment income	3.16%		1.44	%(i)

Supplemental Data
Net assets, end of period (000)	$122		$98

Portfolio turnover rate	36%			—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes non-recurring expenses of offering costs. Without these costs, total expenses would have been 1.04%.
(h)	Includes non-recurring expenses of organization and offering costs. Without these costs, total expenses would have been 1.05%.
(i)	Annualized.
(j)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.77%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Municipal Fund (continued)

	Investor A

			Period from
	Year Ended		03/14/22(a)
	05/31/23		to 05/31/22

Net asset value, beginning of period	$9.81		$10.00

Net investment income(b)	0.28		0.02
Net realized and unrealized loss	(0.28)			(0.19)

Net decrease from investment operations	—			(0.17)

Distributions

From net investment income(c)	(0.28)			(0.02)

From net realized gain	(0.03)		—

Total distributions	(0.31)			(0.02)

Net asset value, end of period	$9.50		$9.81

Total Return(d)
Based on net asset value	0.03%		(1.66	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.60	%(g)	1.37	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.81%		0.83	%(i)

Net investment income	2.92%		1.19	%(i)

Supplemental Data
Net assets, end of period (000)	$97		$98

Portfolio turnover rate	36%			—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes non-recurring expenses of offering costs. Without these costs, total expenses would have been 1.34%.
(h)	Includes non-recurring expenses of organization and offering costs. Without these costs, total expenses would have been 1.30%.
(i)	Annualized.
(j)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.02%.

See notes to financial statements.

84	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Municipal Fund (continued)

	Class K

			Period from
	Year Ended		03/14/22	(a)
	05/31/23		to 05/31/22

Net asset value, beginning of period	$9.81		$10.00

Net investment income(b)	0.30		0.03
Net realized and unrealized loss	(0.28)			(0.19)

Net increase (decrease) from investment operations	0.02			(0.16)

Distributions

From net investment income(c)	(0.30)			(0.03)

From net realized gain	(0.03)		—

Total distributions	(0.33)			(0.03)

Net asset value, end of period	$9.50		$9.81

Total Return(d)
Based on net asset value	0.31%		(1.60	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.23	%(g)	0.75	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.53%		0.53	%(i)

Net investment income	3.20%		1.50	%(i)

Supplemental Data
Net assets, end of period (000)	$47,360		$48,841

Portfolio turnover rate	36%			—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes non-recurring expenses of offering costs. Without these costs, total expenses would have been 0.96%.
(h)	Includes non-recurring expenses of organization and offering costs. Without these costs, total expenses would have been 1.30%.
(i)	Annualized.
(j)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.40%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund
	Institutional

	Year Ended 05/31/23		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$10.84		$11.95	$10.90	$11.70	$11.75

Net investment income(a)	0.29		0.25	0.27	0.29	0.35
Net realized and unrealized gain (loss)	(0.48)		(1.11)	1.04	(0.80)	0.14

Net increase (decrease) from investment operations	(0.19)		(0.86)	1.31	(0.51)	0.49

Distributions(b)
From net investment income	(0.29)		(0.25)	(0.26)	(0.29)	(0.35)
From net realized gain	—		—	—	—	(0.19)

Total distributions	(0.29)		(0.25)	(0.26)	(0.29)	(0.54)

Net asset value, end of year	$10.36		$10.84	$11.95	$10.90	$11.70

Total Return(c)
Based on net asset value	(1.74	)%(d)	(7.34)%	12.18%	(4.46)%	4.41%

Ratios to Average Net Assets(e)
Total expenses	0.83%		0.67%	0.67%	0.75%	0.82%

Total expenses after fees waived and/or reimbursed	0.77%		0.63%	0.61%	0.70%	0.77%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.59%		0.55%	0.55%	0.54%	0.55%

Net investment income	2.80%		2.10%	2.32%	2.53%	3.05%

Supplemental Data
Net assets, end of year (000)	$3,992,499		$5,736,839	$6,514,428	$6,827,755	$8,539,776

Borrowings outstanding, end of year (000)	$103,390		$745,620	$764,712	$869,463	$960,205

Portfolio turnover rate	51%		106%	100%	119%	68%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

86	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)
	Investor A
	Year Ended 05/31/23		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$10.83		$11.94	$10.90	$11.69	$11.74

Net investment income(a)	0.27		0.22	0.24	0.27	0.33
Net realized and unrealized gain (loss)	(0.48)		(1.11)	1.04	(0.79)	0.14

Net increase (decrease) from investment operations	(0.21)		(0.89)	1.28	(0.52)	0.47

Distributions(b)
From net investment income	(0.27)		(0.22)	(0.24)	(0.27)	(0.33)
From net realized gain	—		—	—	—	(0.19)

Total distributions	(0.27)		(0.22)	(0.24)	(0.27)	(0.52)

Net asset value, end of year	$10.35		$10.83	$11.94	$10.90	$11.69

Total Return(c)
Based on net asset value	(1.95	)%(d)	(7.55)%	11.83%	(4.59)%	4.17%

Ratios to Average Net Assets(e)
Total expenses	1.04%		0.89%	0.89%	0.98%	1.05%

Total expenses after fees waived and/or reimbursed	0.98%		0.85%	0.84%	0.92%	1.00%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.80%		0.77%	0.77%	0.76%	0.78%

Net investment income	2.60%		1.88%	2.10%	2.31%	2.82%

Supplemental Data
Net assets, end of year (000)	$938,420		$1,367,516	$1,717,910	$1,871,557	$1,846,094

Borrowings outstanding, end of year (000)	$103,390		$745,620	$764,712	$869,463	$960,205

Portfolio turnover rate	51%		106%	100%	119%	68%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	87

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)
	Investor A1
	Year Ended 05/31/23		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$10.83		$11.94	$10.90	$11.70	$11.75

Net investment income(a)	0.29		0.24	0.26	0.29	0.35
Net realized and unrealized gain (loss)	(0.49)		(1.11)	1.03	(0.81)	0.14

Net increase (decrease) from investment operations	(0.20)		(0.87)	1.29	(0.52)	0.49

Distributions(b)
From net investment income	(0.28)		(0.24)	(0.25)	(0.28)	(0.35)
From net realized gain	—		—	—	—	(0.19)

Total distributions	(0.28)		(0.24)	(0.25)	(0.28)	(0.54)

Net asset value, end of year	$10.35		$10.83	$11.94	$10.90	$11.70

Total Return(c)
Based on net asset value	(1.81	)%(d)	(7.42)%	11.99%	(4.52)%	4.33%

Ratios to Average Net Assets(e)
Total expenses	0.90%		0.74%	0.75%	0.82%	0.90%

Total expenses after fees waived and/or reimbursed	0.84%		0.71%	0.69%	0.76%	0.84%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.66%		0.63%	0.63%	0.60%	0.62%

Net investment income	2.75%		2.03%	2.25%	2.48%	2.99%

Supplemental Data
Net assets, end of year (000)	$16,987		$21,176	$24,645	$23,881	$27,606

Borrowings outstanding, end of year (000)	$103,390		$745,620	$764,712	$869,463	$960,205

Portfolio turnover rate	51%		106%	100%	119%	68%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

88	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)
	Investor C
	Year Ended 05/31/23		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$10.84		$11.95	$10.90	$11.70	$11.75

Net investment income(a)	0.19		0.13	0.15	0.18	0.24
Net realized and unrealized gain (loss)	(0.48)		(1.11)	1.05	(0.80)	0.14

Net increase (decrease) from investment operations	(0.29)		(0.98)	1.20	(0.62)	0.38

Distributions(b)
From net investment income	(0.19)		(0.13)	(0.15)	(0.18)	(0.24)
From net realized gain	—		—	—	—	(0.19)

Total distributions	(0.19)		(0.13)	(0.15)	(0.18)	(0.43)

Net asset value, end of year	$10.36		$10.84	$11.95	$10.90	$11.70

Total Return(c)
Based on net asset value	(2.70	)%(d)	(8.25)%	11.07%	(5.39)%	3.39%

Ratios to Average Net Assets(e)
Total expenses	1.81%		1.65%	1.66%	1.73%	1.81%

Total expenses after fees waived and/or reimbursed	1.75%		1.61%	1.61%	1.68%	1.75%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	1.57%		1.53%	1.54%	1.52%	1.53%

Net investment income	1.82%		1.11%	1.35%	1.56%	2.07%

Supplemental Data
Net assets, end of year (000)	$78,322		$134,639	$184,220	$271,382	$307,887

Borrowings outstanding, end of year (000)	$103,390		$745,620	$764,712	$869,463	$960,205

Portfolio turnover rate	51%		106%	100%	119%	68%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	89

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)
	Class K
	Year Ended 05/31/23		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$10.84		$11.95	$10.90	$11.70	$11.75

Net investment income(a)	0.30		0.25	0.27	0.30	0.36
Net realized and unrealized gain (loss)	(0.48)		(1.11)	1.05	(0.80)	0.14

Net increase (decrease) from investment operations	(0.18)		(0.86)	1.32	(0.50)	0.50

Distributions(b)
From net investment income	(0.30)		(0.25)	(0.27)	(0.30)	(0.36)
From net realized gain	—		—	—	—	(0.19)

Total distributions	(0.30)		(0.25)	(0.27)	(0.30)	(0.55)

Net asset value, end of year	$10.36		$10.84	$11.95	$10.90	$11.70

Total Return(c)
Based on net asset value	(1.66	)%(d)	(7.28)%	12.24%	(4.39)%	4.47%

Ratios to Average Net Assets(e)
Total expenses	0.75%		0.60%	0.61%	0.69%	0.76%

Total expenses after fees waived and/or reimbursed	0.70%		0.56%	0.56%	0.63%	0.71%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.51%		0.48%	0.49%	0.47%	0.48%

Net investment income	2.88%		2.16%	2.37%	2.59%	3.11%

Supplemental Data
Net assets, end of year (000)	$93,826		$124,194	$168,801	$162,366	$126,051

Borrowings outstanding, end of year (000)	$103,390		$745,620	$764,712	$869,463	$960,205

Portfolio turnover rate	51%		106%	100%	119%	68%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

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Notes to Financial Statements

1.	ORGANIZATION

BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust (each, a “Trust” or collectively, the “Trusts”) and BlackRock Municipal Bond Fund, Inc. (the “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification

BlackRock California Municipal Series Trust	BlackRock California Municipal Opportunities Fund	California Municipal Opportunities	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New Jersey Municipal Bond Fund	New Jersey Municipal Bond	Non-diversified
	BlackRock Pennsylvania Municipal Bond Fund	Pennsylvania Municipal Bond	Non-diversified
BlackRock Municipal Bond Fund, Inc	BlackRock Impact Municipal Fund	Impact Municipal	Diversified
BlackRock Municipal Series Trust	BlackRock Strategic Municipal Opportunities Fund	Strategic Municipal Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor A1 and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for California Municipal Opportunities only, fee based programs previously approved by the Fund. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge		CDSC		Conversion Privilege

Institutional, Service and Class K Shares	No		No		None
Investor A Shares	Yes		No	(a)	None
Investor A1 Shares	No	(b)	No	(c)	None
Investor C Shares	No		Yes	(d)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

Investor A1 Shares are subject to a maximum sales charge on purchases of 4.00% for all Funds other than Strategic Municipal Opportunities, which is subject to a maximum sales charge of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans or, for California Municipal Opportunities only, fee based programs previously approved by the Fund, which are currently the only investors who may invest in Investor A1 Shares.

(c)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders and, for California Municipal Opportunities only, fee based programs previously approved by the Fund.

(d)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Boards of Trustees of the Trusts and the Board of Directors of the Corporation are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements   (continued)

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from

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Notes to Financial Statements   (continued)

the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements   (continued)

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total

California Municipal Opportunities	$3,474,779	$645,064	$200,791	$4,320,634
New Jersey Municipal Bond	66,149	19,786	9,325	95,260
Pennsylvania Municipal Bond	110,685	35,963	12,511	159,159
Strategic Municipal Opportunities	8,435,303	1,896,578	589,060	10,920,941

For the year ended May 31, 2023, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

California Municipal Opportunities	$179,341,440		$83,194,978		3.44% —3.61%	$167,681,450	2.58%
New Jersey Municipal Bond	—		—		—	5,186,949	1.84
Pennsylvania Municipal Bond	—		—		—	8,936,045	1.78
Strategic Municipal Opportunities	150,261,700		103,389,987		3.44 — 3.81	442,331,541	2.47

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

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Notes to Financial Statements   (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at May 31, 2023, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at May 31, 2023.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trusts and the Corporation, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services and with respect to the Funds except Impact Municipal, administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Impact Municipal	Strategic Municipal Opportunities

First $1 billion	0.38%	0.52%	0.52%	0.45%	0.55%
$1 billion — $3 billion	0.36	0.49	0.49	0.42	0.52
$3 billion — $5 billion	0.34	0.47	0.47	0.41	0.50
$5 billion — $10 billion	0.33	0.45	0.45	0.39	0.48
Greater than $10 billion	0.32	0.44	0.44	0.38	0.47

Service and Distribution Fees: The Trusts and the Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	California Municipal Opportunities		New Jersey Municipal Bond		Pennsylvania Municipal Bond		Impact Municipal		Strategic Municipal Opportunities

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Service	N/A	N/A	0.25%	N/A	0.25%	N/A	N/A	N/A	N/A	N/A
Investor A	0.25%	N/A	0.25	N/A	0.25	N/A	0.25%	N/A	0.25%	N/A
Investor A1	0.10	N/A	0.10	N/A	0.10	N/A	N/A	N/A	0.10	N/A
Investor C	0.25	0.75%	0.25	0.75%	0.25	0.75%	N/A	N/A	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Notes to Financial Statements   (continued)

For the year ended May 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor A1	Investor C	Total

California Municipal Opportunities	$—	$1,835,892	$82,708	$704,604	$2,623,204
New Jersey Municipal Bond	16,842	264,212	13,575	143,772	438,401
Pennsylvania Municipal Bond	2,668	315,603	7,109	116,482	441,862
Impact Municipal	—	237	—	—	237
Strategic Municipal Opportunities	—	2,803,436	18,686	989,058	3,811,180

Administration: With respect to Impact Municipal, the Fund entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million — $1 billion	0.0400
$1 billion — $2 billion	0.0375
$2 billion — $4 billion	0.0350
$4 billion — $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, with respect to Impact Municipal, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2023, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Fund Name	Institutional	Investor A	Class K	Total

Impact Municipal	$24	$18	$9,449	$9,491

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2023, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total

California Municipal Opportunities	$3,428	$—	$3,188	$2,320	$426	$276	$9,638
New Jersey Municipal Bond	642	1,870	1,276	633	278	91	4,790
Pennsylvania Municipal Bond	857	106	1,764	725	294	34	3,780
Impact Municipal	—	—	58	—	—	106	164
Strategic Municipal Opportunities	11,081	—	7,154	267	1,224	482	20,208

For the year ended May 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total

California Municipal Opportunities	$994,231	$—	$312,722	$33,333	$36,569	$1,348	$1,378,203
New Jersey Municipal Bond	167,196	6,272	50,642	6,954	8,981	288	240,333
Pennsylvania Municipal Bond	403,903	1,025	54,047	6,057	10,032	611	475,675
Impact Municipal	82	—	120	—	—	167	369
Strategic Municipal Opportunities	3,862,360	—	448,965	9,374	63,069	4,329	4,388,097

Other Fees: For the year ended May 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A

California Municipal Opportunities	$2,115
New Jersey Municipal Bond	947
Pennsylvania Municipal Bond	959
Strategic Municipal Opportunities	2,636

For the year ended May 31, 2023, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C

California Municipal Opportunities	$82,592	$2,476

96	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Fund Name	Investor A	Investor C

New Jersey Municipal Bond	$8,606	$371
Pennsylvania Municipal Bond	16,531	302
Strategic Municipal Opportunities	76,512	4,721

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. With respect to California Municipal Opportunities, New Jersey Municipal Bond, Pennsylvania Municipal Bond and Impact Municipal the amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

California Municipal Opportunities	$108,405
New Jersey Municipal Bond	17,804
Pennsylvania Municipal Bond	13,856
Impact Municipal	1,587
Strategic Municipal Opportunities	255,358

With respect to California Municipal Opportunities, New Jersey Municipal Bond, Pennsylvania Municipal Bond and Impact Municipal, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K

California Municipal Opportunities	0.44%	—%	0.69%	0.54%	1.44%	0.39%
New Jersey Municipal Bond	0.52	0.77	0.77	0.62	1.52	0.47
Pennsylvania Municipal Bond	0.54	0.79	0.79	0.64	1.54	0.49
Impact Municipal	0.58	—	0.83	—	—	0.53

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, with respect to California Municipal Opportunities, New Jersey Municipal Bond, Pennsylvania Municipal Bond and Impact Municipal unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts of investment advisory fees waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2023, the Funds waived the following amounts:

Fund Name	Fees Waived and/or Reimbursed by the Manager

California Municipal Opportunities	$531,275
New Jersey Municipal Bond	456,618
Pennsylvania Municipal Bond	460,861
Impact Municipal	304,074

With respect to Strategic Municipal Opportunities, the Manager contractually agreed to waive 0.05% of its investment advisory fees through June 30, 2024. The agreement may be terminated upon 90 days’ notice by a majority of Independent Trustees of BlackRock Municipal Series Trust or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2023, the Manager waived $3,010,080 pursuant to this agreement.
In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific in the Statements of Operations. For the year ended May 31, 2023, class specific expense waivers and/or reimbursements were as follows:

	Administration Fees Waived by the Manager - Class Specific

Fund Name	Institutional	Investor A	Class K	Total

Impact Municipal	$7	$6	$9,370	$9,383

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total

California Municipal Opportunities	$156,934	$—	$—	$—	$1,569	$1,347	$159,850
New Jersey Municipal Bond	81,459	2,905	1,335	256	1,792	288	88,035
Pennsylvania Municipal Bond	269,635	523	—	2,502	4,209	610	277,479
Impact Municipal	52	—	103	—	—	164	319

N O T E S T O F I N A N C I A L S T A T E M E N T S	97

Notes to Financial Statements   (continued)

Impact Municipal also had a waiver of administration fees, which are included in Administration fees waived in the Statements of Operations. For the year ended May 31, 2023, the amount was $15,038.

With respect to the contractual expense limitation, if during Impact Municipal’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective March 15, 2029, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of May 31, 2023, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring

Fund Name/Fund Level/Share Class	05/31/24	05/31/25

Impact Municipal
Fund Level	$75,939	$319,112
Institutional	71	59
Investor A	72	109
Class K	2,155	9,534

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. California Municipal Opportunities, New Jersey Municipal Bond, Pennsylvania Municipal Bond and Strategic Municipal Opportunities are currently permitted to borrow under the Interfund Lending Program. Impact Municipal is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2023, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the year ended May 31, 2023, California Municipal Opportunities and Strategic Municipal Opportunities received reimbursements of $10,218 and $127,749, respectively, from an affiliate, which is included in payments by affiliate in the Statements of Operations, related to operating errors.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended May 31, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

Pennsylvania Municipal Bond	$500,575	$4,001,427	$—
Impact Municipal	—	1,000,144	—

7.	PURCHASES AND SALES

For the year ended May 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales

California Municipal Opportunities	$1,369,175,085	$1,907,879,136
New Jersey Municipal Bond	103,999,275	143,939,756

98	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Fund Name	Purchases	Sales

Pennsylvania Municipal Bond	$189,330,542	$309,151,432
Impact Municipal	16,258,552	17,202,189
Strategic Municipal Opportunities	3,132,625,657	5,725,684,666

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

Impact Municipal	$(90,588)	$90,588

The tax character of distributions paid was as follows:

Fund Name	Year Ended 05/31/23	Year Ended 05/31/22

California Municipal Opportunities
Tax-exempt income	$67,870,844	$53,684,529
Ordinary income	4,093,071	7,396,249

	$71,963,915	$61,080,778

New Jersey Municipal Bond
Tax-exempt income	$10,327,786	$10,029,604
Ordinary income	7,326	90

	$10,335,112	$10,029,694

Pennsylvania Municipal Bond
Tax-exempt income	$12,559,164	$14,102,115
Ordinary income	16,765	169

	$12,575,929	$14,102,284

Impact Municipal
Tax-exempt income	$1,515,228	$148,498
Ordinary income	7,724	—
Long-term capital gains	144,045	—

	$1,666,997	$148,498

Strategic Municipal Opportunities
Tax-exempt income	$146,757,843	$154,051,095
Ordinary income	15,548,691	24,313,071

	$162,306,534	$178,364,166

As of May 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Losses(c)	Total

California Municipal Opportunities	$3,364,824	$95,000	$(179,985,221)	$(92,071,615)	$—	$(268,597,012)
New Jersey Municipal Bond	309,606	7,141	(19,872,492)	(3,507,764)	—	(23,063,509)
Pennsylvania Municipal Bond	337,619	7,264	(45,862,463)	(17,831,490)	—	(63,349,070)
Impact Municipal	103,604	3,864	—	(1,613,087)	(876,325)	(2,381,944)
Strategic Municipal Opportunities	4,460,095	538,735	(865,129,814)	(388,903,153)	—	(1,249,034,137)

(a)	Amounts available to offset future realized capital gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	99

Notes to Financial Statements   (continued)

(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts, amortization methods for premiums on fixed income securities, the treatment of residual interests in tender option bond trusts, the accrual of income on securities in default and the deferral of compensation to trustees.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

California Municipal Opportunities	$2,601,798,413	$17,612,398	$(109,684,019)	$(92,071,621)
New Jersey Municipal Bond	310,403,688	7,424,344	(10,932,108)	(3,507,764)
Pennsylvania Municipal Bond	401,072,841	1,485,133	(19,316,623)	(17,831,490)
Impact Municipal	48,499,149	376,921	(1,990,008)	(1,613,087)
Strategic Municipal Opportunities	5,342,941,700	29,215,061	(418,026,749)	(388,811,688)

9.	BANK BORROWINGS

The Trusts and the Corporation, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

100	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

N O T E S T O F I N A N C I A L S T A T E M E N T S	101

Notes to Financial Statements   (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

California Municipal Opportunities
Institutional
Shares sold	96,231,929	$1,128,888,983	78,483,705	$982,634,726
Shares issued in reinvestment of distributions	3,372,023	39,562,634	2,613,487	33,213,306
Shares redeemed	(117,689,708)	(1,377,420,158)	(69,750,137)	(858,877,218)

	(18,085,756)	$(208,968,541)	11,347,055	$156,970,814

Investor A
Shares sold and automatic conversion of shares	10,726,937	$126,343,680	12,050,947	$154,784,733
Shares issued in reinvestment of distributions	1,491,331	17,474,979	1,213,100	15,424,427
Shares redeemed	(25,895,873)	(303,253,743)	(21,640,028)	(273,782,237)

	(13,677,605)	$(159,435,084)	(8,375,981)	$(103,573,077)

Investor A1
Shares sold	4	$47	—	$—
Shares issued in reinvestment of distributions	116,443	1,366,084	86,172	1,096,465
Shares redeemed	(729,558)	(8,579,281)	(675,599)	(8,666,881)

	(613,111)	$(7,213,150)	(589,427)	$(7,570,416)

Investor C
Shares sold	367,610	$4,343,787	557,617	$7,216,496
Shares issued in reinvestment of distributions	107,152	1,256,693	70,566	894,260
Shares redeemed and automatic conversion of shares	(2,115,208)	(24,800,299)	(1,842,830)	(23,389,502)

	(1,640,446)	$(19,199,819)	(1,214,647)	$(15,278,746)

Class K
Shares sold	6,244,561	$73,318,861	4,303,925	$55,630,171
Shares issued in reinvestment of distributions	126,328	1,483,231	172,622	2,195,305
Shares redeemed	(8,532,267)	(99,625,925)	(3,544,245)	(45,227,249)

	(2,161,378)	$(24,823,833)	932,302	$12,598,227

	(36,178,296)	$(419,640,427)	2,099,302	$43,146,802

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

New Jersey Municipal Bond
Institutional
Shares sold	7,311,607	$74,164,017	4,902,090	$54,631,779
Shares issued in reinvestment of distributions	436,671	4,417,305	378,971	4,245,371
Shares redeemed	(9,314,581)	(93,972,701)	(5,726,508)	(62,106,938)

	(1,566,303)	$(15,391,379)	(445,447)	$(3,229,788)

Service
Shares sold	226	$2,310	17,959	$208,861
Shares issued in reinvestment of distributions	19,988	202,199	16,180	181,160
Shares redeemed	(65,749)	(672,908)	(22,797)	(260,767)

	(45,535)	$(468,399)	11,342	$129,254

Investor A
Shares sold and automatic conversion of shares	2,222,725	$22,574,501	1,655,139	$18,512,399
Shares issued in reinvestment of distributions	298,802	3,024,217	246,568	2,764,186
Shares redeemed	(3,567,502)	(35,918,580)	(2,147,759)	(23,915,053)

	(1,045,975)	$(10,319,862)	(246,052)	$(2,638,468)

Investor A1
Shares issued in reinvestment of distributions	30,595	$309,769	25,492	$285,967
Shares redeemed	(160,283)	(1,612,737)	(127,982)	(1,448,072)

	(129,688)	$(1,302,968)	(102,490)	$(1,162,105)

102	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

New Jersey Municipal Bond (continued)
Investor C
Shares sold	170,876	$1,724,832	116,954	$1,338,291
Shares issued in reinvestment of distributions	32,814	331,737	32,073	359,699
Shares redeemed and automatic conversion of shares	(624,357)	(6,324,275)	(702,321)	(7,772,179)

	(420,667)	$(4,267,706)	(553,294)	$(6,074,189)

Class K
Shares sold	58,199	$590,112	75,896	$855,041
Shares issued in reinvestment of distributions	7,264	73,439	6,936	77,689
Shares redeemed	(77,133)	(774,039)	(92,848)	(1,000,095)

	(11,670)	$(110,488)	(10,016)	$(67,365)

	(3,219,838)	$(31,860,802)	(1,345,957)	$(13,042,661)

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Pennsylvania Municipal Bond
Institutional
Shares sold	5,978,147	$58,227,952	5,785,370	$63,633,415
Shares issued in reinvestment of distributions	381,833	3,711,770	428,015	4,685,863
Shares redeemed	(13,514,976)	(131,335,547)	(9,942,737)	(105,003,672)

	(7,154,996)	$(69,395,825)	(3,729,352)	$(36,684,394)

Service
Shares sold	3,739	$36,890	26,113	$291,146
Shares issued in reinvestment of distributions	3,091	30,079	4,755	52,191
Shares redeemed	(29,323)	(287,101)	(107,803)	(1,115,027)

	(22,493)	$(220,132)	(76,935)	$(771,690)

Investor A
Shares sold and automatic conversion of shares	1,300,214	$12,786,109	1,869,750	$20,830,652
Shares issued in reinvestment of distributions	343,990	3,347,233	306,729	3,358,362
Shares redeemed	(3,519,802)	(34,137,743)	(2,449,797)	(26,581,633)

	(1,875,598)	$(18,004,401)	(273,318)	$(2,392,619)

Investor A1
Shares issued in reinvestment of distributions	14,162	$137,858	11,626	$127,274
Shares redeemed	(109,848)	(1,072,417)	(50,823)	(569,644)

	(95,686)	$(934,559)	(39,197)	$(442,370)

Investor C
Shares sold	115,832	$1,131,232	88,069	$983,649
Shares issued in reinvestment of distributions	24,303	236,481	23,480	257,272
Shares redeemed and automatic conversion of shares	(487,868)	(4,760,709)	(560,257)	(6,111,562)

	(347,733)	$(3,392,996)	(448,708)	$(4,870,641)

Class K
Shares sold	502,139	$4,903,559	379,523	$4,112,899
Shares issued in reinvestment of distributions	25,545	248,217	17,601	191,907
Shares redeemed	(430,098)	(4,185,708)	(194,524)	(2,046,920)

	97,586	$966,068	202,600	$2,257,886

	(9,398,920)	$(90,981,845)	(4,364,910)	$(42,903,828)

N O T E S T O F I N A N C I A L S T A T E M E N T S	103

Notes to Financial Statements   (continued)

	Year Ended 05/31/23		Period from 03/14/22(a) to 05/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Impact Municipal
Institutional
Shares sold	2,776	$26,120	10,001	$100,010
Shares issued in reinvestment of distributions	84	787	—	—
Shares redeemed	—	—	(1)	(10)

	2,860	$26,907	10,000	$100,000

Investor A
Shares sold	186	$1,771	10,001	$100,010
Shares redeemed	—	—	(1)	(10)

	186	$1,771	10,000	$100,000

Class K
Shares sold	6,620	$61,326	4,980,001	$49,800,010
Shares issued in reinvestment of distributions	87	831	—	—
Shares redeemed	(2,343)	(22,152)	(1)	(10)

	4,364	$40,005	4,980,000	$49,800,000

	7,410	$68,683	5,000,000	$50,000,000

(a)	Commencement of operations.

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Strategic Municipal Opportunities
Institutional
Shares sold	277,486,248	$2,901,319,523	221,635,282	$2,547,590,478
Shares issued in reinvestment of distributions	9,859,278	102,370,654	9,432,340	109,013,179
Shares redeemed	(431,090,290)	(4,477,392,025)	(247,122,969)	(2,763,909,335)

	(143,744,764)	$(1,473,701,848)	(16,055,347)	$(107,305,678)

Investor A
Shares sold and automatic conversion of shares	19,364,452	$202,292,039	23,740,349	$276,113,467
Shares issued in reinvestment of distributions	2,479,260	25,735,126	2,477,514	28,663,361
Shares redeemed	(57,423,715)	(597,062,188)	(43,852,452)	(498,701,220)

	(35,580,003)	$(369,035,023)	(17,634,589)	$(193,924,392)

Investor A1
Shares sold	2	$22	—	$—
Shares issued in reinvestment of distributions	30,047	311,823	26,819	310,102
Shares redeemed	(344,331)	(3,563,035)	(135,405)	(1,561,027)

	(314,282)	$(3,251,190)	(108,586)	$(1,250,925)

Investor C
Shares sold	676,624	$7,046,623	1,192,372	$13,983,719
Shares issued in reinvestment of distributions	159,235	1,653,491	151,885	1,752,219
Shares redeemed and automatic conversion of shares	(5,696,048)	(59,346,399)	(4,343,229)	(49,911,373)

	(4,860,189)	$(50,646,285)	(2,998,972)	$(34,175,435)

Class K
Shares sold	9,609,145	$100,482,155	5,755,720	$66,750,562
Shares issued in reinvestment of distributions	213,670	2,219,662	261,433	3,028,787
Shares redeemed	(12,223,513)	(127,161,730)	(8,685,680)	(99,017,904)

	(2,400,698)	$(24,459,913)	(2,668,527)	$(29,238,555)

	(186,899,936)	$(1,921,094,259)	(39,466,021)	$(365,894,985)

As of May 31, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Class K

New Jersey Municipal Bond	—	—	18,124
Impact Municipal	10,000	10,000	4,980,000

104	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	105

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund, BlackRock Impact Municipal Fund, and BlackRock Strategic Municipal Opportunities Fund and the Boards of Trustees/Directors of BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Bond Fund, Inc., and BlackRock Municipal Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, and BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, including the schedules of investments, as of May 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. We have also audited the accompanying statement of assets and liabilities of BlackRock Impact Municipal Fund of BlackRock Municipal Bond Fund, Inc. (collectively with BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund, and BlackRock Strategic Municipal Opportunities Fund, the “Funds”), including the schedule of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from March 14, 2022 (commencement of operations) through May 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund, and BlackRock Strategic Municipal Opportunities Fund as of May 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of BlackRock Impact Municipal Fund as of May 31, 2023, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from March 14, 2022 (commencement of operations) through May 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

106	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended May 31, 2023:

Fund Name	Exempt-Interest Dividends
California Municipal Opportunities	$69,487,933
New Jersey Municipal Bond	10,279,750
Pennsylvania Municipal Bond	13,037,226
Impact Municipal	1,594,796
Strategic Municipal Opportunities	147,053,865

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended May 31, 2023:

Fund Name	20% Rate Long-Term Capital Gain Dividends
Impact Municipal	$144,045

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended May 31, 2023:

Fund Name	Interest Dividends
California Municipal Opportunities	$3,996,597
New Jersey Municipal Bond	12,912
Pennsylvania Municipal Bond	18,346
Impact Municipal	6,101
Strategic Municipal Opportunities	15,649,285

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2023:

Fund Name	Interest Related Dividends	Qualified Short-Term Capital Gains
California Municipal Opportunities	$3,996,597	$—
New Jersey Municipal Bond	12,912	—
Pennsylvania Municipal Bond	18,346	—
Impact Municipal	6,101	5,485
Strategic Municipal Opportunities	15,649,285	—

I M P O R T A N T T A X I N F O R M A T I O N	107

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 101 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2019)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 103 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 101 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 103 Portfolios	None

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 101 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 101 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

108	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 101 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

Catherine A. Lynch(d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 103 Portfolios	PennyMac Mortgage Investment Trust

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 268 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation/Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	109

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trusts.

110	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly/quarterly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month/quarter and may at times in any particular month/quarter pay out such accumulated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the distributions paid by the Funds for any particular month/quarter may be more or less than the amount of net investment income earned by the Funds during such month/quarter. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

A D D I T I O N A L I N F O R M A T I O N	111

Additional Information  (continued)

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC Wilmington, DE 19809	Deloitte & Touche LLP Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company Boston, MA 02114	Willkie Farr & Gallagher LLP New York, NY 10019

Transfer Agent	Address of the Funds
BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	100 Bellevue Parkway Wilmington, DE 19809

Distributor
BlackRock Investments, LLC New York, NY 10001

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Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co.- Transferable Custodial Receipts

BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt

COP	Certificates of Participation

CR	Custodian Receipt

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAP	Subject to Appropriations

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

VRDN	Variable Rate Demand Note

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	113

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MUNI4-05/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Municipal Opportunities Fund	$38,556	$37,026	$44	$420	$19,900	$19,300	$218	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

        The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

        Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Municipal Opportunities Fund	$20,162	$19,720

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Series Trust

Date: July 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Series Trust

Date: July 21, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Series Trust

Date: July 21, 2023